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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05773

ING Balanced Portfolio, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2013 to December 31, 2013

ITEM 1.                          REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2013

Classes ADV, I, S and S2

ING Variable Product Funds

■ ING Balanced Portfolio

■ ING Global Value Advantage Portfolio (formerly, ING WisdomTreeSM Global High-Yielding Equity Index Portfolio)

■ ING Growth and Income Portfolio

■ ING Intermediate Bond Portfolio

■ ING Money Market Portfolio

■ ING Small Company Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1
Market Perspective	2
Portfolio Managers' Report	4
Shareholder Expense Examples	15
Report of Independent Registered Public Accounting Firm	17
Statements of Assets and Liabilities	18
Statements of Operations	22
Statements of Changes in Net Assets	24
Financial Highlights	27
Notes to Financial Statements	30
Summary Portfolios of Investments	49
Tax Information	93
Shareholder Meeting Information	94
Director/Trustee and Officer Information	99
Additional Information	103

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Taking the longer view

Dear Shareholder,

In my letters to you I've long advocated global diversification. As we look forward into 2014, it's fair to ask whether this view should be tempered given the strong performance of U.S. assets last year. It's true that U.S. equities were the world's performance leaders in 2013; certain U.S. debt assets, most notably high yield corporate bonds and senior secured loans, also performed very well. Such results make it tempting to narrow one's strategy to the top-performing markets or asset classes — in effect, only buying "the assets that go up."

As the disclaimer says, however, past performance is no guarantee of future results. No one knows whether last year's patterns will persist in 2014, or whether a new center of market leadership will emerge. Investment opportunities arise from economic activity, a dynamic process with unforeseen twists and turns. For example, what might happen to the U.S. economy now that the Federal Reserve has begun to trim its bond purchases? Can the emerging markets overcome the challenge of a diminishing supply of U.S. liquidity? Will Europe continue on its path to recovery? Will Japan's fiscal reforms lead to stronger earnings growth for Japanese corporations? A lot of intellectual energy is expended framing and answering such questions; at best, we can only define a range of possible outcomes — we can't know what will happen.

Therefore, I maintain that the best approach is a well-diversiﬁed one. Stick to your long-term discipline — cast your net as far and wide as possible, and don't risk your long-term goals against shorter-term trends. Review your portfolio with an eye toward adjustments that focus more on your goals and thoroughly discuss any contemplated changes with your financial advisor before taking action.

Earlier this year, ING U.S. announced plans to rebrand as Voya Financial at some point following its initial public offering, which occurred in May 2013. The actual rebranding of the various businesses that comprise ING U.S. — Retirement Solutions, Investment Management and Insurance Solutions — will occur in stages, with ING U.S. Investment Management among the ﬁrst to rebrand.(1) As of May 1, 2014, ING U.S. Investment Management will be known as Voya Investment Management. Though the rebranding will affect product and legal entity names, there will be no disruption in service or product delivery to our clients. As always, we remain committed to delivering unmatched client service with a focus on sustainable long-term investment results, to help investors meet their long-term goals with confidence.

Best wishes for a healthy and prosperous New Year. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 9, 2014

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

(1)  Please see the "Additional Information" section regarding rebranding details on page 103.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2013

By the middle of the fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends ("the Index") had already surged 11.70%. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks' ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term, supporting capital values in the face of little threat from inflation. Such arguments would be tested in the months through December. But in the end the Index returned 28.87% for the whole fiscal year. (The Index returned 26.68% for the one year ended December 31, 2013, measured in U.S. dollars.)

In the U.S., investor sentiment was cushioned by the U.S. Federal Reserve Board ("Fed's") $85 billion of monthly Treasury and mortgage-backed securities purchases. Another force affecting sentiment was the pace of economic recovery, which was unimpressive for most of the year. Gross Domestic Product ("GDP") in the first quarter of 2013 rose by just 1.8% (annualized) and in the second by only 2.5%. As late as October, the average number of new jobs being created was reported at fewer than 150,000 per month with the unemployment rate at 7.2%. However a slow recovery was a double-edged sword for markets in risky assets: a faster pace would probably cause the "tapering" of bond purchases by the Fed.

During most of the summer then, the tapering issue dominated investor confidence. On May 22 and again on June 19, Fed Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing. The reaction was soaring bond yields and by June 24 an 8% slump in the Index from its May 21 peak. This led nervous central bankers the world over, in the last days of June, to give assurances that easy money was here for a long time. Soothed by these and later words of comfort in July, markets recovered, but were dampened again by the threat of military engagement in the Middle East.

Yet a change in the dynamics of investor sentiment seemed to be underway. Middle East tensions eased and attention turned to the September 18 meeting of the Fed, which was widely expected to announce the imminent tapering of the Fed's bond purchases. Surprisingly, on the day before Chairman Bernanke's address, the Index had again reached a new high for the year. This would have been hard to imagine even a few months earlier, but the significance was apparently lost in the shock of the Fed's decision not to taper.

Increasingly it appeared that markets were reconciled to tapering, no longer treating "bad" news on the economy, which might prolong the Fed's bond purchases, as "good" news. And the real good news was starting to flow. By the end of the fiscal year the unemployment rate had fallen to 7.0% with new jobs averaging nearly 200,000 per month. GDP growth in the third quarter was revised up to 4.1% (flattered somewhat by inventory accumulation). Consumer confidence was clearly improving.

When on December 18 the Fed did announce a tapering to $75 billion per month with more to come, markets quickly took it in stride and the Index ended the year at a new all-time high.

In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") of investment grade bonds fell 2.02% in the fiscal year, only the third loss in 20 years as the anticipated end to quantitative easing undermined longer-dated issues. Sub-indices with the shortest durations held on to tiny positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 12.66%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 1.53%. However the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 7.44%.

U.S. equities, represented by the S&P 500® Index including dividends, soared 32.39%, to a record closing high. The consumer discretionary sector did best with a gain of 43.08%, followed by health care 41.46%. The worst performers were the telecommunications sector 11.47% and utilities 13.21%. Operating earnings per share for S&P 500® companies set another record in the third quarter of 2013, with the share of profits in national income historically high, supported by low interest rates and sluggish wage growth.

In currencies the dollar fell 4.00% against the euro during the 12 months and 1.82% against the pound on better economic news from Europe. But the dollar gained 21.39% on the yen in the face of the new Japanese government's aggressive monetary easing.

In international markets, the MSCI Japan® Index exploded 54.58% to the upside during the fiscal year. Encouragingly GDP grew for three quarters in a row, albeit at declining rates. Consumer prices excluding fresh food and energy stopped falling year-over-year for the first time since 2008. The MSCI Europe ex UK® Index advanced 23.12%. The euro zone finally recorded quarterly GDP growth of 0.3% after six straight quarterly declines, but could only follow it up with a wafer-thin gain of 0.1%. The closely watched composite purchasing managers' index registered expansion from July after 17 months of contraction. But there was still much to do with unemployment at 12.1%, near an all-time high. The MSCI UK® Index added 18.43%, held back by heavily weighted laggards especially among banks and miners. GDP in the third quarter of 2013 grew an improved 0.8% and unemployment continued to fall. But concerns remained about a housing bubble and consumer prices rising faster than wages.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and one year to maturity.
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index

The corporate component of the Barclays U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Long Term U.S. Treasury Index

The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI EAFE® Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.
WisdomTreeSM Global High-Yielding Equity Index

A fundamentally weighted index that measures the performance of high dividend-yielding companies selected from the Wisdom Tree Global Dividend Index, which measures the performance of dividend-paying companies in the U.S., developed and emerging markets.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Balanced Portfolio (the "Portfolio") seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher F. Corapi, Christine Hurtsellers, CFA, Derek Sasveld, CFA, and Paul Zemsky, CFA, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 16.71% compared to the S&P Target Risk Growth Index, Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 16.32%, -2.02%, 22.78% and 33.55%, respectively, for the same period.

Portfolio Specifics: Performance of our tactical asset allocation strategies were additive over the year. In early April, we began reducing the Portfolio's exposure in multiple equity markets and increasing exposure to high-yield corporate bonds as domestic economic data suggested less than expected growth. During the next several weeks, domestic economic data improved substantially, while interest rates and credit spreads declined. This made U.S. investment grade fixed income less attractive and had the opposite effect on U.S. equities. We reversed the Portfolio's positions that were initiated in April and remained aggressive within U.S. equities for the majority of the reporting period. Over the year, domestic equities were one of the top performing asset classes and, therefore, this position contributed to the Portfolio's outperformance.

In mid-July, yield spreads continued to decline, reverting back to levels seen at the beginning of the year, making high-yield corporate bonds increasingly attractive. We viewed the spikes in yields as a market overreaction to the possibility of the U.S. Federal Reserve Board's (the "Fed") intentions to taper its asset purchases. Against this backdrop, we increased an overweight position to high-yield corporate bonds and reduced the Portfolio's exposure to core fixed income. Maintaining this position for the remainder of the year contributed to results, as high corporate yield bonds outperformed intermediate bonds for the year as a whole.

Our analysis shows that, while having an equal weight between large-cap growth and large-cap value will produce an equivalent return and risk to that of large-cap core over long periods of time, the mix of growth and value often outperforms in the shorter run in our opinion. Given this, we completely eliminated the Portfolio's exposure to large-cap core in October and replaced it with this equal weighted positions in both growth and value.

Security selection detracted from performance during the year, with many of the underlying sleeves underperforming their respective benchmarks. Outperformance was only achieved intermediate fixed income sleeves. The main underperformers versus their respective benchmarks were the large-cap growth sleeve and the mid-cap opportunities sleeve.

Overall, strategic asset allocation differences relative to the Portfolio's S&P Target Risk Growth Index benchmark served as a tailwind to performance over the year. The Portfolio benefited from a higher allocation to domestic and international equities as these asset classes posted strong positive returns relative to other asset classes. Our overweight to emerging market equities and international bonds served as a headwind to Performance as volatility in these asset classes lead to negative returns.

Current Strategy and Outlook: While we don't expect a repeat of the equity returns seen in 2013 in 2014, we remain generally positive on U.S. equities. A less dysfunctional mood in Washington DC should make for less fiscal uncertainty which, in tandem with continued monetary accommodation, will be a tailwind for U.S. equities. Global economic acceleration should mean increased demand for global equities in developed markets, specifically in Europe, which continues to show signs of improved economic sentiment. The Portfolio remains overweight to developed market equities relative to emerging markets. Within fixed income, we continue to prefer high-yield corporate bonds to core fixed income to mitigate the impact of rising interest rates.

Investment Type Allocation
as of December 31, 2013
(as a percentage of net assets)

Common Stock	59.8%
Exchange-Traded Funds	12.5%
Corporate Bonds/Notes	8.1%
U.S. Treasury Obligations	4.4%
U.S. Government Agency Obligations	3.4%
Collateralized Mortgage Obligations	3.2%
Foreign Government Bonds	2.7%
Asset-Backed Securities	2.0%
Preferred Stock	0.1%
Purchased Options	0.0%
Assets in Excess of Other Liabilities*	3.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

iShares iBoxx $ High Yield Corporate Bond Fund	4.9%
SPDR Barclays Capital High Yield Bond ETF	4.6%
iShares MSCI Emerging Markets Index Fund	3.0%
Apple, Inc.	1.5%
United States Treasury Note, 0.250%, 12/31/15	1.3%
ExxonMobil Corp.	1.0%
United States Treasury Note, 1.500%, 12/31/18	1.0%
Google, Inc. — Class A	0.9%
Ameriprise Financial, Inc.	0.8%
General Electric Co.	0.7%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective August 30, 2013, Heather Hackett was removed as a portfolio manager of the Portfolio and Derek Sasveld was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year
Class I	16.71%	12.23%	5.42%
Class S	16.33%	11.95%	5.14%
S&P Target Risk Growth Index	16.32%	11.93%	6.62%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%
MSCI EAFE® Index	22.78%	12.44%	6.91%
Russell 3000® Index	33.55%	18.71%	7.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

ING GLOBAL VALUE ADVANTAGE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Global Value Advantage Portfolio (the "Portfolio") seeks long-term growth of capital and current income.(1) The Portfolio is managed by Vincent Costa, CFA, Christopher Corapi, Martin Jansen, James Ying, CFA, and David Rabinowitz, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.(2)

Performance(3): For the year ended December 31, 2013, the Portfolio's Class S shares provided a total return of 13.63% compared to the WisdomTreeSM Global High-Yielding Equity Index and the MSCI All Country World IndexSM ("MSCI ACW Index"), which returned 15.13% and 22.80%, respectively, for the same period.

Portfolio Specifics(4): WisdomTree — The Portfolio underperformed the WisdomTreeSM Global High Yielding Equity Index by approximately 114 basis points (1.14%) for the period from January 1, 2013 through July 1, 2013.

Health care and financials were the top contributors to performance for the period. Conversely, materials and energy contributed the least to performance.

Global Value Advantage — The Portfolio underperformed the MSCI ACW Index by approximately 69 basis points (0.69%) for the period from inception on July 12, 2013 through December 31, 2013.

The Portfolio's underperformance was driven by security selection. From a regional perspective, unfavorable security selection in Japan and North America hurt performance, but selections within Developed Asia and Emerging Markets contributed to relative performance. Strong security selection within financials and information technology added value, particularly overweights in Lincoln National Corporation, AXA SA, Apple Inc. and Catcher Technology Co., Ltd. Conversely, security selection was the weakest in industrials and health care. Within industrials, overweight positions in CNH Industrial NV and Komatsu Ltd. detracted the most. Within health care, overweight positions in Merck & Co., Inc. and Johnson & Johnson also detracted from performance. Another key detractor from performance was an overweight position in Nissan Motor Co., Ltd. The Portfolio's modest residual cash position also hurt returns.

Current Strategy and Outlook: We believe global economic expansion is marching forward at a modest, almost fitful pace, but it is indeed marching forward. We believe this broadening of the global economic expansion is being fueled by improvements in worldwide manufacturing production and the global consumer, as well as global tectonic shifts — powerful catalysts for growth — in energy, technology, trade and frontier markets. Risks and uncertainties remain, especially in Europe and areas of the global banking system in our opinion. Still, we believe positive fundamentals should dominate in 2014 and contribute to continued positive corporate earnings growth.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Financials	23.3%
Industrials	12.2%
Information Technology	12.2%
Consumer Discretionary	10.1%
Energy	9.3%
Health Care	9.2%
Consumer Staples	7.1%
Materials	6.3%
Telecommunication Services	5.5%
Utilities	3.9%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

Apple, Inc.	3.7%
ExxonMobil Corp.	2.9%
General Electric Co.	2.4%
Statoil ASA	2.1%
Johnson & Johnson	2.1%
Intel Corp.	2.1%
EMC Corp.	2.1%
Lincoln National Corp.	2.0%
JPMorgan Chase & Co.	2.0%
Oracle Corp.	1.9%

Portfolio holdings are subject to change daily.

(1)  Effective July 12, 2013, the Portfolio's name changed from ING WisdomTreeSM Global High Yielding Equity Index Portfolio. In addition to the name change, related changes were made to the the investment objective, principal investment strategies, and primary benchmark. From July 1, 2013 through the close of business on July 11, 2013, the Portfolio was in a transition period in preparation for the strategy change.

(2)  Additionally, effective July 12, 2013, Stever Wetter was removed as a portfolio manager of the Portfolio and Christopher Corapi, Martin Jansen, David Rabinowitz, and James Ying were added as portfolio managers of the Portfolio.

(3)  The Portfolio's net return, during its time as ING WisdomTreeSM Global High Yielding Equity Index Portfolio, may at times have appeared to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, have been the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio's Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio's closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio's daily net asset value ("NAV"), so that the NAV doesn't include "stale" prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

(4)  Please note that this discussion refers to the Portfolio's gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL VALUE ADVANTAGE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	Since Inception of Classes ADV and S January 28, 2008
Class ADV	13.46%	11.32%	0.90%
Class S	13.63%	11.58%	1.16%
MSCI ACW Index	22.80%	14.92%	4.25%
WisdomTreeSM Global High-Yielding Equity Index	15.13%	12.46%	1.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Advantage Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Beginning on July 12, 2013 the Portfolio changed its benchmark from the WisdomTreeSM Global High-Yielding Equity Index to the MSCI ACW Index because the MSCI ACW Index is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 30.66% compared to the S&P 500® Index, which returned 32.39% for the same period.

Portfolio Specifics: Unfavorable sector allocation, including the allocation to cash, detracted from results during the reporting period. Stock selection within the information technology and consumer staples sectors were the largest detractors. In contrast, stock selection within the financials and consumer discretionary sectors contributed to performance.

Key detractors from performance were Jabil Circuit, Inc. ("Jabil") and EMC Corp. ("EMC").

Within the information technology sector, an overweight position in Jabil detracted from performance. Its shares performed poorly in November, after the company reduced its long-term revenue and margin targets for its largest, most profitable segment, Diversified Manufacturing Services. Furthermore, the company guided down substantially on its fiscal first quarter earnings call in December, as it announced its disengagement from a major customer (Blackberry) as well as weakness at Apple.

An overweight in EMC, a leader in storage solutions, detracted from performance. The company reported weak third quarter results, including a 4% revenue shortfall and earnings per share that were $0.05 below expectations. Core EMC storage was the reason for the shortfall, driven by weak U.S. federal sales and late-in-the-quarter orders, which led to revenue push-out.

The main individual contributors to performance were Gilead Sciences, Inc. ("Gilead") and Actavis Plc. ("Actavis").

The Portfolio's overweight position in biopharmaceutical company Gilead contributed to performance. The stock benefited from continued strong earnings results, driven by its dominating HIV franchise, combined with several key catalysts, including impressive data on Sofosbuvir for hepatitis C ("HCV") and its eventual Food and Drug Administration approval in December for use in the treatment of HCV genotypes 1-4. Furthermore, the company announced positive Phase 3 data in December from all three ION trials for its Sofosbuvir/Ledipasvir HCV combination, in our opinion affirming its place as the most efficacious, simplest and most convenient all-oral hepatitis C regimen. Investors are also starting to assign more value to Gilead's' oncology pipeline drugs as they receive impressive clinical trial data for Idelalisib in indolent non-Hodgkin's lymphoma and CLL.

The Portfolio's overweight position in generic drug company Actavis contributed to performance. The stock performed well on news that it would acquire Ireland-based specialty pharmaceutical company Warner Chilcott. The deal is expected to be significantly accretive to earnings, driven by operational and tax synergies improving 2014 earnings visibility and, potentially, driving attractive earnings growth for several years. Actavis also benefited from continued strong earnings, combined with several catalysts, including launches of generic Lidoderm, Exalgo, Zovirax and Suboxone. Actavis' balance sheet offers significant flexibility to pursue more mergers and acquisitions and management could leverage its new tax rate to drive significant synergies.

Current Strategy and Outlook: We adhere to our investment process and have been taking advantage of market volatility to add to existing positions during corrections or initiate new positions. The Portfolio is currently overweight the consumer staples and energy sectors and underweight the financials and consumer discretionary sectors.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Information Technology	17.7%
Financials	17.0%
Health Care	12.0%
Energy	11.6%
Industrials	11.2%
Consumer Discretionary	11.1%
Consumer Staples	9.5%
Utilities	3.0%
Materials	2.7%
Telecommunication Services	2.3%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

Apple, Inc.	4.3%
ExxonMobil Corp.	3.6%
Google, Inc. — Class A	3.0%
Johnson & Johnson	2.9%
Oracle Corp.	2.4%
JPMorgan Chase & Co.	2.3%
Verizon Communications, Inc.	2.3%
Bank of America Corp.	2.1%
Boeing Co.	2.0%
Citigroup, Inc.	2.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective June 30, 2013, Vincent Costa was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	30.07%	16.99%	—	5.40%	—
Class I	30.66%	17.53%	7.24%	—	—
Class S	30.34%	17.25%	6.96%	—	—
Class S2	30.17%	—	—	—	21.46%
S&P 500® Index	32.39%	17.94%	7.41%	6.06%	23.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, and Matthew Toms, CFA, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.*

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of -0.12% compared to the Barclays U.S. Aggregate Bond Index, which returned -2.02% for the same period.

Portfolio Specifics: The Portfolio outperformed the benchmark, driven by favorable asset allocation and security selection. In our view, we believed that the U.S. was the most credible story in the developed world of how to grow in a time of debt, which would support U.S. spread assets and pressure interest rates higher. Furthermore, we felt fears of the U.S. Federal Reserve Board (the "Fed") tapering its asset purchase program, especially in May and June, were overblown and the Fed would remain committed to keeping short-term rates down.

The Fed did remain accommodative for the year. Therefore, the Portfolio's overweight to higher yielding spread assets, including investment grade and high yield corporate bonds and an underweight to weak performing treasuries benefited performance. Spreads tightened over the period, with U.S. investment grade and high yield bonds ending the year at post-crisis tights. Spreads widened meaningfully in the middle of the period when tapering concerns surfaced in May and continued into June. This resulted in a simultaneous cheapening of fixed income assets across the risk spectrum, despite no real changes to global liquidity conditions or the economy. As valuations moved into slightly cheap territory, the Portfolio was able to take advantage of the attractive risk-adjusted carry (yield) and roll down opportunities along a steeper yield curve. We continue to remain constructive on corporate bonds as, in our opinion, credit tends to perform better in a steady-state economic environment and can provide more income to protect investors from rising rates. Security selection of investment grade corporate bonds was also favorable.

The Portfolio's out-of-benchmark allocation to non-agency mortgage-backed securities ("MBS") was additive for performance. As non-agency MBS continue to season, we believe that the yield advantage will provide positive relative returns. In addition, we have more conviction across borrower types as fundamentals in housing improve. The Portfolio's out-of-benchmark exposure to emerging market debt ("EMD") was unfavorable and we reduced the Portfolio's allocation to the asset class during the reporting period.

While the Portfolio's overweight to commercial mortgage-backed securities ("CMBS") had a neutral impact, our security selection within the sector was strong, as the bonds we owned benefited from the ongoing recovery in commercial real estate. Additionally, selection of specific asset-backed securities ("ABS") was a positive for results.

While our preference had been to take credit risk over interest rate risk, duration management of U.S. interest rates was traded around that of the benchmark throughout the year. The performance of our duration exposures detracted from performance.

Current Strategy and Outlook: At its final meeting of the year, the Fed announced that it would begin to taper its large-scale asset purchases by moderately $10 billion a month starting in January 2014. It will continue to purchase assets, but at a slower pace of $35 billion of MBS per month and $40 billion of long-term treasuries per month. The Fed stated that it will consider reducing the pace of asset purchases in measured steps provided the recovery continues. The Fed also reaffirmed its commitment to retain accommodative monetary policy for a considerable time after its large scale asset purchase program ends. It believes that low ranges will be appropriate to maintain well past the time that the unemployment rate declines below 6.5%, provided inflation remains below its long-term objectives. The Fed's aim is to support the mortgage markets and the ongoing housing recovery.

We believe economic growth in the U.S. may exceed its long-term trend, but the growth rate is slower than has been in the past. We believe the Fed's commitment to forward guidance on zero interest rates will keep policy dovish despite reducing asset purchases. Price swings resulting from the Fed's imperfect communication may distort valuations and create investment opportunities in our opinion.

We believe signs of inflation pressure have not arisen, and above-target core inflation is highly unlikely in 2014. However, higher inflation expectations are likely to precede Fed interest rate hikes, especially if potential growth is higher than expectations in our opinion. Extremely accommodative monetary policy has contributed to financial repression by depressing the real yields of bonds. Continuation of this trend alongside a reduction of tail risks has moved many valuations, in our view, from cheap to fair. We believe valuations are likely to become significantly richer before the turn of the cycle, and yield will provide a balance to slightly higher rates. Security selection remains an important lever given the valuations of financial assets.

Investment Type Allocation
as of December 31, 2013
(as a percentage of net assets)

Corporate Bonds/Notes	27.1%
U.S. Government Agency Obligations	23.1%
Collateralized Mortgage Obligations	15.3%
Affiliated Investment Companies	13.7%
U.S. Treasury Obligations	13.5%
Asset-Backed Securities	9.7%
Preferred Stock	0.2%
Liabilities in Excess of Other Assets*	(2.6)%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	4.9%
United States Treasury Note, 0.625%, 12/15/16	3.4%
United States Treasury Note, 3.625%, 08/15/43	2.8%
United States Treasury Note, 1.500%, 12/31/18	2.7%
ING Emerging Markets Local Currency Debt Fund — Class P	2.4%
ING Investment Grade Credit Fund — Class P	2.4%
ING Emerging Markets Corporate Debt Fund — Class P	2.1%
United States Treasury Note, 0.250%, 12/31/15	2.0%
Fannie Mae, 3.500%, 06/25/42	1.8%
United States Treasury Note, 2.750%, 11/15/23	1.4%

Portfolio holdings are subject to change daily.

*  Effective May 31, 2013, Michael Mata was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006	Since Inception of Class S2 February 27, 2009
Class ADV	-0.62%	6.99%	—	4.26%	—
Class I	-0.12%	7.57%	4.63%	—	—
Class S	-0.38%	7.30%	4.36%	—	—
Class S2	-0.44%	—	—	—	8.07%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.55%	4.85%	4.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

ING MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC ("ING IM") — the Sub-Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 0.02% compared to the iMoneyNet First Tier Retail Index, which returned 0.01% for the same period.

Portfolio Specifics: The first quarter of 2013 saw a continuation of the same major issues and market themes as in 2012. Congress was able to address the "fiscal cliff" issues and push back the debt ceiling debate during the quarter. The Federal Open Market Committee ("FOMC") continued to view the U.S. recovery as slow and at risk without additional policy accommodation. Elevated unemployment and slow global growth, particularly in the euro zone, remained a concern. Household spending and the signs of improvement in the housing sector continued to be one of the bright spots for the economy. The FOMC still anticipated that the first increase in the Federal Funds rate would be in 2015 based on its revised outlook for when unemployment would fall to their target level or 6.5%. It announced plans on continuing purchases of $85 million per month of agency mortgage-backed securities and longer-term U.S. Treasury securities for the foreseeable future in order to provide additional accommodations and economic stimulus. The major economic themes driving the markets during the second and third quarters were a continuing weak economic recovery, an improving but still weak labor market, an improved housing market that was no longer a headwind due to increasing prices and affordability and tame inflation.

The uncertainty as to the timing of the start of tapering of the quantitative easing monthly asset purchases and the potential amount of cuts also had an impact on asset prices and longer-term interest rates. The FOMC did not announce the start of tapering in September, as the vast majority of market participants and observers had anticipated. The FOMC's tapering delay was primarily due to the uncertainty surrounding the impact from the political stalemate in Congress over raising the debt ceiling limit and extending the continuing budget resolution. The FOMC continued to project that the Federal Funds rate would remain in the 0.00% to 0.25% range until sometime in 2015 as it anticipated the need to keep up the economic stimulus and expected inflation to remain at or below its comfort range.

The FOMC announced in its post-December 18 meeting statement that they would start the tapering of the quantitative easing by reducing the monthly purchases of agency mortgage-backed securities and longer-term U.S. Treasury securities to $75 billion, beginning in January 2014. This action was long anticipated by the market due to the improving labor market, inflation running well below the FOMC's comfort range and other economic indicators showing modest but steady growth for the most part. The unemployment rate for November as reported just prior to the December FOMC meeting showed that unemployment had fallen to 7.0% and was expected to continue to decline. The FOMC, through both words and actions, tried to make it clear that the start of tapering was not the start of the eventual raising of short-term interest rates which it still projected to most likely be in 2015. Yields on money market securities remained range bound thought out the year at the extreme low end of their historical trading levels, offering very little income potential for money market funds and investors.

Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remained our primary objectives for the Portfolio. Maximizing the yield and return of the Portfolio remained a secondary objective in light of the current market conditions and risks, as well as the low absolute level of rates. The Portfolio continued to waive fees in order to maintain a 0.00% net yield as did most of our competitors due to the historically low level of rates on money market securities. The Portfolio followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Portfolio ended the period with a 50 day weighted average maturity ("WAM",) which was one day shorter than the peer average of 51-days for the iMoneyNet First Tier Retail category at the end of the period, but did have a higher WAM for the majority of the 2013.

The Portfolio continued to limited exposure to the European banks during the reporting period, despite an increase in exposure by our peers. In particular, we invested in those issuers who we had the highest confidence of being able to weather the difficult economic and credit conditions in the euro zone. We invested in short-term U.S. government securities from time to time and maintained a higher repurchase agreement exposure on a daily basis at a slight yield concession to the higher yielding bank debt. This was done in order to further reduce credit risk and maintain excess daily and weekly liquidity over the minimum requirements.

Outlook and Current Strategy: Our current strategy for the Portfolio is to continue to maintain an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pick-up relative to the increased risk. That said these backups would likely be temporary in light of the FOMC position on holding the Fed Funds rate in the 0.00% to 0.25% range for the foreseeable future. Credit exposure and risk will remain limited but could be increased as credit conditions potentially improve, particularly in Europe.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily liquidity and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields, but not as high as in previous periods given the drag in yields from the low rates on repurchase agreement and other lower risk short-term liquidity securities, including U.S. government securities.

Investment Type Allocation
as of December 31, 2013
(as a percentage of net assets)

Asset Backed Commercial Paper	22.4%
Other Note	19.8%
Financial Company Commercial Paper	18.7%
Government Agency Repurchase Agreement	11.2%
Government Agency Debt	9.4%
Treasury Debt	7.1%
Certificates of Deposit	5.1%
Other Commercial Paper	3.5%
Other Instrument	3.1%
Liabilities in Excess of Other Assets	(0.3)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013
(as a percentage of net assets)

Goldman Sachs Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14, $50,000,003 to be received upon repurchase (Collateralized by $50,258,000, Federal Farm Credit Bank, 1.625%, Market Value plus accrued interest $51,000,604 due 11/19/14), 01/02/14	6.5%
United States Treasury Bill, 0.079%, 03/06/14	4.8%
Deutsche Bank Repurchase Agreement dated 12/31/13, 0.02%, due 1/2/14, $35,964,040 to be received upon repurchase (Collateralized by $44,227,000, various US Govt Agncy Obg, 0.000%-4.375%, Market Value plus accrued interest $36,683,371 due 2/25/14-03/23/28), 01/02/14	4.7%
Wells Fargo Bank NA, 0.380%, 03/23/14	4.0%
Toronto Dominion Bank Ltd., 0.220%, 01/03/14	3.7%
BNP Paribas Finance, Inc., 0.170%, 01/31/14	3.6%
Jupiter Securitization Company LLC, 0.282%, 07/01/14	3.6%
Federal Home Loan Bank Discount Notes, 0.060%, 02/11/14	3.5%
Federal Home Loan Bank Discount Notes, 0.055%, 02/19/14	3.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, 01/02/14	3.1%

Portfolio holdings are subject to change daily.

*  Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING SMALL COMPANY PORTFOLIO

ING Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. LLC ("ING IM") — the Sub Adviser.

Performance: For the year ended December 31, 2013, the Portfolio's Class I shares provided a total return of 37.76% compared to the Russell 2000® Index, which returned 38.82% for the same period.

Portfolio Specifics: Underperformance was primarily due to unfavorable sector allocation. The Portfolio's underweight allocation to the pharmaceuticals and biotechnology sector detracted from returns. Additionally, the Portfolio's allocation to cash was a drag on performance. Stock selection within the consumer durables and industrial materials sectors contributed to performance, while unfavorable stock selection within the software and services and transportation sectors detracted the most value.

The main individual contributors to performance were Carrizo Oil & Gas, Inc. and La-Z-Boy Inc. Within the energy sector, shares of Carrizo Oil & Gas, Inc. outperformed during the period due to relatively positive outlook for 2013 and positive sentiment around production growth expectations over the next several years associated with their shift toward liquids. Furthermore, investors have begun to speculate about the company's position in the Utica shale and what it might be worth.

Within the consumer durables sector, an overweight position in La-Z-Boy Inc. added value. The company has been benefiting from various multi-year efforts, including cutting costs during the downturn, which have finally become more visible. In addition, the company has been supported by an improving home furnishing environment. The broader industry tailwind, combined with the company's own initiatives, are driving top-line growth and thus leading to upward revisions of estimates and sentiment.

Key detractors from performance were American Campus Communities, Inc. ("ACC") and Thompson Creek Metals Co., Inc. ("Thompson"). Shares of Thompson, a North American mining company, detracted from performance. The company operates two molybdenum mines in North America, along with roasting facilities to further process the output. Thompson released a fourth quarter 2012 earnings per share loss, which included a large write-down of its interest in the Endako mine in Canada due to operational issues. Furthermore, investors began worrying about copper prices, which has raised concern about the mine Thompson is planning on completing this year. We have been reducing the Portfolio's exposure to the mining industry and are positioning to redeploy the funds into other opportunities within the industrials sector.

Within real estate, the Portfolio's position in non-benchmark company ACC detracted from performance. Its shares underperformed due to concerns about leasing activity for the upcoming school year, as well as pricing. We believe that the concerns are valid and feel that, even with leasing activity slowing down somewhat, the stock price reflects a majority of the concerns. We continue to hold the Portfolio's position in ACC and will continue to maintain dialogue with the company's management.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. Our portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, i.e., companies that in our opinion have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclicals, our primary focus is on management quality, cash flows and the strength of the balance sheet. Going forward, we believe that the Portfolio is well positioned as we think that investors will continue to focus on companies' fundamentals due to the ongoing economic uncertainty.

Sector Diversification
as of December 31, 2013
(as a percentage of net assets)

Financials	22.4%
Industrials	19.6%
Information Technology	16.1%
Consumer Discretionary	15.1%
Health Care	9.7%
Energy	5.9%
Materials	4.8%
Utilities	2.6%
Consumer Staples	1.9%
Exchange-Traded Funds	0.9%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2013*
(as a percentage of net assets)

HB Fuller Co.	1.2%
Brady Corp.	1.1%
Heartland Express, Inc.	1.1%
Commercial Metals Co.	1.0%
Healthsouth Corp.	1.0%
Webster Financial Corp.	1.0%
Cardtronics, Inc.	1.0%
PTC, Inc.	1.0%
Curtiss-Wright Corp.	1.0%
Unit Corp.	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2013
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	37.04%	18.95%	—	19.72%	—
Class I	37.76%	19.54%	10.13%	—	—
Class S	37.37%	19.25%	9.82%	—	—
Class S2	37.19%	—	—	—	25.41%
Russell 2000® Index	38.82%	20.08%	9.07%	20.74%	27.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 to December 31, 2013. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Balanced Portfolio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
Class I	$1,000.00	$1,115.50	0.64%	$3.41	$1,000.00	$1,021.98	0.64%	$3.26
Class S	1,000.00	1,113.70	0.89	4.74	1,000.00	1,020.72	0.89	4.53
ING Global Value Advantage Portfolio
Class ADV	$1,000.00	$1,146.20	1.28%	$6.92	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,147.40	1.03	5.58	1,000.00	1,020.01	1.03	5.24
ING Growth and Income Portfolio
Class ADV	$1,000.00	$1,166.40	1.04%	$5.68	$1,000.00	$1,019.96	1.04%	$5.30
Class I	1,000.00	1,168.90	0.59	3.23	1,000.00	1,022.23	0.59	3.01
Class S	1,000.00	1,167.50	0.84	4.59	1,000.00	1,020.97	0.84	4.28
Class S2	1,000.00	1,166.50	0.99	5.41	1,000.00	1,020.21	0.99	5.04

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Intermediate Bond Portfolio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2013*
Class ADV	$1,000.00	$1,014.30	0.99%	$5.03	$1,000.00	$1,020.21	0.99%	$5.04
Class I	1,000.00	1,016.90	0.49	2.49	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,015.10	0.74	3.76	1,000.00	1,021.48	0.74	3.77
Class S2	1,000.00	1,015.20	0.89	4.52	1,000.00	1,020.72	0.89	4.53
ING Money Market Portfolio
Class I	$1,000.00	$1,000.00	0.23%	$1.16	$1,000.00	$1,024.05	0.23%	$1.17
Class S	1,000.00	1,000.00	0.23	1.16	1,000.00	1,024.05	0.23	1.17
ING Small Company Portfolio
Class ADV	$1,000.00	$1,196.40	1.34%	$7.42	$1,000.00	$1,018.45	1.34%	$6.82
Class I	1,000.00	1,199.10	0.84	4.66	1,000.00	1,020.97	0.84	4.28
Class S	1,000.00	1,197.60	1.09	6.04	1,000.00	1,019.71	1.09	5.55
Class S2	1,000.00	1,196.40	1.24	6.86	1,000.00	1,018.95	1.24	6.31

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors/Trustees
ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING Balanced Portfolio, a series of ING Balanced Portfolio, Inc., ING Growth and Income Portfolio, a series of ING Variable Funds, ING Global Value Advantage Portfolio (formally known as ING WisdomTreeSM Global High-Yielding Equity Index Portfolio), and ING Small Company Portfolio, each a series of ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio and ING Money Market Portfolio, as of December 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2014

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Balanced Portfolio	ING Global Value Advantage Portfolio	ING Growth and Income Portfolio
ASSETS:
Investments in securities at fair value+*	$523,340,561	$178,964,012	$4,404,203,134
Short-term investments at fair value**	14,562,243	1,268,000	116,611,981
Total investments at fair value	$537,902,804	$180,232,012	$4,520,815,115
Short-term investments at amortized cost	217,290	—	—
Cash	5,129,945	860	639,199
Cash collateral for futures	2,041,542	13,260	2,123,800
Cash pledged for centrally cleared swaps (Note 2)	125,000	—	—
Foreign currencies at value***	1,120,906	117,700	—
Receivables:
Investment securities sold	1,837,636	—	—
Investment securities sold on a delayed-delivery or when-issued basis	1,264,661	—	—
Fund shares sold	50,639	4,016	57,285
Dividends	600,737	190,243	4,849,319
Interest	995,911	—	—
Foreign tax reclaims	128,957	287,832	50,547
Variation margin	—	—	165,760
Unrealized appreciation on forward foreign currency contracts	341,701	—	—
Upfront payments paid on OTC swap agreements	36,771	—	—
Unrealized appreciation on OTC swap agreements	21,991	—	—
Variation margin receivable on centrally cleared swaps	13,599	—	—
Prepaid expenses	2,043	674	16,445
Total assets	551,832,133	180,846,597	4,528,717,470
LIABILITIES:
Payable for investment securities purchased	2,256,230	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	2,543,804	—	—
Payable for fund shares redeemed	142,989	11,041	17,098,794
Payable for foreign cash collateral for futures****	22,418	—	—
Payable upon receipt of securities loaned	1,883,965	—	17,290,795
Unrealized depreciation on forward foreign currency contracts	453,457	—	—
Upfront payments received on OTC swap agreements	136,980	—	—
Unrealized depreciation on OTC swap agreements	27,205	—	—
Payable for investment management fees	228,873	69,362	1,885,759
Payable for administrative fees	25,175	15,078	207,427
Payable for distribution and shareholder service fees	1,222	37,970	729,030
Payable for directors fees	2,685	898	21,450
Other accrued expenses and liabilities	164,196	72,662	555,192
Total liabilities	7,889,199	207,011	37,788,447
NET ASSETS	$543,942,934	$180,639,586	$4,490,929,023
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$550,961,624	$190,008,059	$3,454,347,325
Undistributed (distributions in excess of) net investment income	8,592,107	5,125,253	(1,512,035)
Accumulated net realized loss	(66,763,329)	(34,223,907)	(185,570,539)
Net unrealized appreciation	51,152,532	19,730,181	1,223,664,272
NET ASSETS	$543,942,934	$180,639,586	$4,490,929,023
+ Including securities loaned at value	$1,837,855	$—	$16,872,570
* Cost of investments in securities	$472,080,516	$159,251,414	$3,182,322,493
** Cost of short-term investments	$14,564,081	$1,268,000	$116,611,981
*** Cost of foreign currencies	$1,126,566	$117,282	$—
**** Cost of payable for foreign cash collateral for futures	$22,418	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Balanced Portfolio	ING Global Value Advantage Portfolio	ING Growth and Income Portfolio
Class ADV:
Net Assets	n/a	$1,312,195	$1,441,995,044
Shares authorized	n/a	100,000,000	unlimited
Par value	n/a	$0.001	$1.000
Shares outstanding	n/a	146,792	45,985,731
Net asset value and redemption price per share	n/a	$8.94	$31.36
Class I:
Net Assets	$538,114,041	n/a	$2,182,314,381
Shares authorized	500,000,000	n/a	unlimited
Par value	$0.001	n/a	$1.000
Shares outstanding	38,402,254	n/a	68,913,066
Net asset value and redemption price per share	$14.01	n/a	$31.67
Class S:
Net Assets	$5,828,893	$179,327,391	$865,453,095
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	418,633	19,856,043	27,581,808
Net asset value and redemption price per share	$13.92	$9.03	$31.38
Class S2:
Net Assets	n/a	n/a	$1,166,503
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$1.000
Shares outstanding	n/a	n/a	37,574
Net asset value and redemption price per share	n/a	n/a	$31.05

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$1,799,782,876	$—	$699,427,190
Investments in affiliates at fair value**	277,916,789	—	—
Short-term investments at fair value***	32,064,505	—	35,031,562
Total investments at fair value	$2,109,764,170	$—	$734,458,752
Repurchase agreements	—	85,964,000	—
Short-term investments at amortized cost	7,149,124	685,090,420	—
Cash	55,171	656	284
Cash collateral for futures	654,913	—	—
Cash pledged as collateral for OTC derivatives (Note 2)	8,043,000	—	—
Receivables:
Investment securities sold	2,318,674	—	1,642,924
Investment securities sold on a delayed-delivery or when-issued basis	73,266,799	—	—
Fund shares sold	21,247,505	572,241	103,995
Dividends	815	286	639,636
Interest	11,262,025	265,601	—
Foreign tax reclaims	—	—	12,824
Unrealized appreciation on forward foreign currency contracts	653,931	—	—
Prepaid expenses	7,743	3,896	2,584
Total assets	2,234,423,870	771,897,100	736,860,999
LIABILITIES:
Payable for investment securities purchased	2,089,987	—	854,529
Payable for investment securities purchased on a delayed-delivery or when-issued basis	192,642,559	—	—
Payable for fund shares redeemed	632,149	3,015,909	3,741,126
Payable upon receipt of securities loaned	3,835,172	—	25,787,562
Unrealized depreciation on forward foreign currency contracts	698,889	—	—
Upfront payments received on OTC swap agreements	6,387,436	—	—
Unrealized depreciation on OTC swap agreements	995,925	—	—
Payable for investment management fees	682,782	166,021	442,104
Payable for administrative fees	93,879	36,524	32,420
Payable for distribution and shareholder service fees	254,106	17	29,931
Payable for directors fees	10,657	4,350	3,267
Other accrued expenses and liabilities	304,944	15,590	80,346
Total liabilities	208,628,485	3,238,411	30,971,285
NET ASSETS	$2,025,795,385	$768,658,689	$705,889,714
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,244,464,527	$768,688,595	$451,408,068
Undistributed (distributions in excess of) net investment income	2,598,958	(137,755)	2,066,500
Accumulated net realized gain (loss)	(226,909,700)	107,849	64,709,009
Net unrealized appreciation	5,641,600	—	187,706,137
NET ASSETS	$2,025,795,385	$768,658,689	$705,889,714
+ Including securities loaned at value	$3,748,094	$—	$25,195,589
* Cost of investments in securities	$1,775,428,834	$—	$511,721,053
** Cost of investments in affiliates	$295,040,103	$—	$—
*** Cost of short-term investments	$32,064,480	$—	$35,031,562

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2013 (CONTINUED)

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING Small Company Portfolio
Class ADV:
Net Assets	$37,057,894	n/a	$7,232,870
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	2,983,107	n/a	302,078
Net asset value and redemption price per share	$12.42	n/a	$23.94
Class I:
Net Assets	$846,915,867	$768,521,009	$571,880,272
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	67,748,918	768,292,780	23,214,656
Net asset value and redemption price per share	$12.50	$1.00	$24.63
Class S:
Net Assets	$1,140,316,572	$137,680	$126,745,627
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	91,704,743	137,645	5,228,102
Net asset value and redemption price per share	$12.43	$1.00	$24.24
Class S2:
Net Assets	$1,505,052	n/a	$30,945
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	121,123	n/a	1,286
Net asset value and redemption price per share	$12.43	n/a	$24.06

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Balanced Portfolio	ING Global Value Advantage Portfolio	ING Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,669,093	$7,156,597	$78,893,398
Interest	5,099,539	—	15,003
Securities lending income, net	129,688	1,945	17,641
Total investment income	14,898,320	7,158,542	78,926,042
EXPENSES:
Investment management fees	2,684,406	826,051	21,449,732
Distribution and shareholder service fees:
Class ADV	—	6,716	6,806,243
Class S	14,152	445,583	2,050,623
Class S2	—	—	4,643
Transfer agent fees	709	226	10,996
Administrative service fees	295,276	179,575	2,359,398
Shareholder reporting expense	37,868	12,604	413,388
Professional fees	43,511	34,887	266,496
Custody and accounting expense	341,927	135,115	390,334
Directors fees	16,106	5,387	128,699
License fee (Note 4)	—	179,230	—
Miscellaneous expense	22,178	11,015	195,047
Interest expense	1,317	915	3,041
Total expenses	3,457,450	1,837,304	34,078,640
Net recouped/waived and reimbursed fees	—	17,538	(681,541)
Net expenses	3,457,450	1,854,842	33,397,099
Net investment income	11,440,870	5,303,700	45,528,943
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	47,977,725	18,835,580	513,548,361
Foreign currency related transactions	(1,210,829)	(232,237)	(1,409)
Futures	1,557,000	143,186	(647,326)
Swaps	(1,372,906)	—	—
Written options	2,121	—	—
Net realized gain	46,953,111	18,746,529	512,899,626
Net change in unrealized appreciation (depreciation) on:
Investments	22,864,876	(1,173,112)	574,127,038
Foreign currency related transactions	(23,370)	12,903	1,480
Futures	(217,481)	(19,396)	1,781,356
Swaps	1,643,988	—	—
Written options	(56,654)	—	—
Net change in unrealized appreciation (depreciation)	24,211,359	(1,179,605)	575,909,874
Net realized and unrealized gain	71,164,470	17,566,924	1,088,809,500
Increase in net assets resulting from operations	$82,605,340	$22,870,624	$1,134,338,443
*Foreign taxes withheld	$252,957	$558,823	$280,602

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,009,711	$3,268	$6,712,544
Interest, net of foreign taxes withheld*	72,728,827	1,986,359	—
Dividends from affiliated funds	12,522,225	—	—
Securities lending income, net	229,561	—	1,236,773
Total investment income	86,490,324	1,989,627	7,949,317
EXPENSES:
Investment management fees	8,525,348	2,173,368	4,901,256
Distribution and shareholder service fees:
Class ADV	183,744	—	34,604
Class S	2,926,953	337	304,785
Class S2	2,025	—	912
Transfer agent fees	5,750	921	1,133
Administrative service fees	1,172,198	478,126	359,414
Shareholder reporting expense	229,695	85,075	73,000
Professional fees	84,199	63,805	43,088
Custody and accounting expense	293,156	87,057	71,080
Directors fees	63,940	26,098	19,605
Miscellaneous expense	106,143	24,693	29,165
Interest expense	1,043	2,245	459
Total expenses	13,594,194	2,941,725	5,838,501
Net waived and reimbursed fees	(405)	(952,098)	(182)
Net expenses	13,593,789	1,989,627	5,838,319
Net investment income	72,896,535	—	2,110,998
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	434,552	107,849	79,092,778
Capital gain distributions from affiliated underlying funds	3,261,493	—	—
Sale of investments in affiliates	1,745,814	—	—
Foreign currency related transactions	857,149	—	—
Futures	4,308,536	—	—
Swaps	(6,214,029)	—	—
Written options	(2,092,721)	—	—
Net realized gain	2,300,794	107,849	79,092,778
Net change in unrealized appreciation (depreciation) on:
Investments	(62,298,383)	—	126,299,108
Affiliated underlying funds	(26,243,655)	—	—
Foreign currency related transactions	1,837,346	—	—
Futures	(1,710,228)	—	—
Swaps	7,344,719	—	—
Net change in unrealized appreciation (depreciation)	(81,070,201)	—	126,299,108
Net realized and unrealized gain (loss)	(78,769,407)	107,849	205,391,886
Increase (decrease) in net assets resulting from operations	$(5,872,872)	$107,849	$207,502,884
*Foreign taxes withheld	$—	$913	$13,151

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Portfolio		ING Global Value Advantage Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$11,440,870	$13,774,177	$5,303,700	$6,303,147
Net realized gain (loss)	46,953,111	22,041,463	18,746,529	(4,841,267)
Net change in unrealized appreciation (depreciation)	24,211,359	33,197,059	(1,179,605)	23,551,220
Increase in net assets resulting from operations	82,605,340	69,012,699	22,870,624	25,013,100
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(45,612)	(39,120)
Class I	(11,524,626)	(16,407,669)	—	—
Class S	(108,216)	(165,089)	(6,360,001)	(7,076,900)
Total distributions	(11,632,842)	(16,572,758)	(6,405,613)	(7,116,020)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,587,067	3,421,064	7,314,087	7,159,670
Reinvestment of distributions	11,632,842	16,572,757	6,405,613	7,116,020
	19,219,909	19,993,821	13,719,700	14,275,690
Cost of shares redeemed	(72,065,977)	(77,456,866)	(31,238,818)	24,866,837
Net decrease in net assets resulting from capital share transactions	(52,846,068)	(57,463,045)	(17,519,118)	(10,951,147)
Net increase (decrease) in net assets	18,126,430	(5,023,104)	(1,054,107)	7,305,933
NET ASSETS:
Beginning of year or period	525,816,504	530,839,608	181,693,693	174,387,760
End of year or period	$543,942,934	$525,816,504	$180,639,586	$181,693,693
Undistributed net investment income at end of year or period	$8,592,107	$11,818,189	$5,125,253	$6,400,245

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth and Income Portfolio		ING Intermediate Bond Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$45,528,943	$60,554,036	$72,896,535	$87,167,168
Net realized gain	512,899,626	201,921,770	2,300,794	53,778,489
Net change in unrealized appreciation (depreciation)	575,909,874	315,186,751	(81,070,201)	69,675,925
Increase (decrease) in net assets resulting from operations	1,134,338,443	577,662,557	(5,872,872)	210,621,582
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(11,891,951)	(17,283,832)	(1,083,732)	(1,377,112)
Class I	(26,741,182)	(33,859,750)	(29,108,399)	(46,331,028)
Class S	(8,705,057)	(12,215,984)	(35,876,256)	(52,405,250)
Class S2	(10,811)	(11,472)	(50,560)	(52,316)
Total distributions	(47,349,001)	(63,371,038)	(66,118,947)	(100,165,706)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	87,000,910	211,287,361	141,538,526	315,624,658
Proceeds from shares issued in merger (Note 15)	270,921,112	—	—	—
Reinvestment of distributions	47,326,587	63,344,871	66,105,078	100,145,495
	405,248,609	274,632,232	207,643,604	415,770,153
Cost of shares redeemed	(891,753,358)	(788,623,530)	(368,540,853)	(738,335,864)
Net decrease in net assets resulting from capital share transactions	(486,504,749)	(513,991,298)	(160,897,249)	(322,565,711)
Net increase (decrease) in net assets	600,484,693	300,221	(232,889,068)	(212,109,835)
NET ASSETS:
Beginning of year or period	3,890,444,330	3,890,144,109	2,258,684,453	2,470,794,288
End of year or period	$4,490,929,023	$3,890,444,330	$2,025,795,385	$2,258,684,453
Undistributed (distributions in excess of) net investment income at end of year or period	$(1,512,035)	$(466,290)	$2,598,958	$(7,063,051)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Money Market Portfolio		ING Small Company Portfolio
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012
FROM OPERATIONS:
Net investment income	$—	$344,257	$2,110,998	$2,986,347
Net realized gain	107,849	154,584	79,092,778	57,728,705
Net change in unrealized appreciation	—	—	126,299,108	21,377,778
Increase in net assets resulting from operations	107,849	498,841	207,502,884	82,092,830
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(4,517)	—
Class I	—	(344,254)	(2,661,798)	(1,896,687)
Class S	—	—	(323,038)	(158,247)
Class S2	—	—	(435)	(158)
Net realized gains:
Class ADV	—	—	(561,010)	(231,384)
Class I	(160,387)	—	(41,429,239)	(16,798,543)
Class S	(24)	—	(9,277,948)	(4,016,404)
Class S2	—	—	(20,332)	(8,048)
Total distributions	(160,411)	(344,254)	(54,278,317)	(23,109,471)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	97,970,752	105,169,901	70,836,881	50,498,757
Reinvestment of distributions	160,411	344,254	54,278,317	23,109,471
	98,131,163	105,514,155	125,115,198	73,608,228
Cost of shares redeemed	(305,023,492)	(306,536,128)	(152,172,113)	(150,976,912)
Net decrease in net assets resulting from capital share transactions	(206,892,329)	(201,021,973)	(27,056,915)	(77,368,684)
Net increase (decrease) in net assets	(206,944,891)	(200,867,386)	126,167,652	(18,385,325)
NET ASSETS:
Beginning of year or period	975,603,580	1,176,470,966	579,722,062	598,107,387
End of year or period	$768,658,689	$975,603,580	$705,889,714	$579,722,062
Undistributed (distributions in excess of) net investment income/accumulated net investment loss at end of year or period	$(137,755)	$(131,928)	$2,066,500	$2,945,290

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Balanced Portfolio
Class I
12-31-13	12.27	0.28	•	1.74	2.02	0.28	—	—
12-31-12	11.13	0.30	•	1.20	1.50	0.36	—	—
12-31-11	11.58	0.29	•	(0.43)	(0.14)	0.31	—	—
12-31-10	10.42	0.27	•	1.19	1.46	0.30	—	—
12-31-09	9.18	0.24	•	1.43	1.67	0.43	—	—
Class S
12-31-13	12.20	0.24	•	1.73	1.97	0.25	—	—
12-31-12	11.05	0.27	•	1.21	1.48	0.33	—	—
12-31-11	11.50	0.26	•	(0.43)	(0.17)	0.28	—	—
12-31-10	10.36	0.24		1.18	1.42	0.28	—	—
12-31-09	9.12	0.21	•	1.43	1.64	0.40	—	—
ING Global Value Advantage Portfolio
Class ADV
12-31-13	8.15	0.23	•	0.85	1.08	0.29	—	—
12-31-12	7.38	0.25	•	0.81	1.06	0.29	—	—
12-31-11	7.93	0.27	•	(0.56)	(0.29)	0.26	—	—
12-31-10	7.76	0.20	•	0.24	0.44	0.27	—	—
12-31-09	5.99	0.22		1.55	1.77	—	—	—
Class S
12-31-13	8.23	0.25	•	0.85	1.10	0.30	—	—
12-31-12	7.44	0.27	•	0.83	1.10	0.31	—	—
12-31-11	7.96	0.30	•	(0.57)	(0.27)	0.25	—	—
12-31-10	7.77	0.24	•	0.20	0.44	0.25	—	—
12-31-09	5.98	0.23		1.56	1.79	—	—	—
ING Growth and Income Portfolio
Class ADV
12-31-13	24.31	0.22	•	7.09	7.31	0.26	—	—
12-31-12	21.39	0.29	•	2.97	3.26	0.34	—	—
12-31-11	21.74	0.22		(0.38)	(0.16)	0.19	—	—
12-31-10	19.31	0.15	•	2.47	2.62	0.19	—	—
12-31-09	15.04	0.18	•	4.29	4.47	0.20	—	—
Class I
12-31-13	24.54	0.35	•	7.17	7.52	0.39	—	—
12-31-12	21.59	0.40	•	3.00	3.40	0.45	—	—
12-31-11	21.94	0.31	•	(0.37)	(0.06)	0.29	—	—
12-31-10	19.42	0.22		2.53	2.75	0.23	—	—
12-31-09	15.11	0.27	•	4.30	4.57	0.26	—	—
Class S
12-31-13	24.32	0.28	•	7.10	7.38	0.32	—	—
12-31-12	21.40	0.34	•	2.97	3.31	0.39	—	—
12-31-11	21.77	0.24	•	(0.35)	(0.11)	0.26	—	—
12-31-10	19.28	0.18		2.48	2.66	0.17	—	—
12-31-09	15.00	0.19		4.32	4.51	0.23	—	—
Class S2
12-31-13	24.08	0.22		7.04	7.26	0.29	—	—
12-31-12	21.23	0.35	•	2.90	3.25	0.40	—	—
12-31-11	21.52	0.41	•	(0.54)	(0.13)	0.16	—	—
12-31-10	19.26	0.14		2.28	2.42	0.16	—	—
02-27-09(5)-12-31-09	12.69	(0.06	)•	6.72	6.66	0.09	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Portfolio
Class I
12-31-13	0.28	—	14.01	16.71	0.64	0.64		0.64		2.13		538,114	210
12-31-12	0.36	—	12.27	13.64	0.64	0.64		0.64		2.57		520,249	234
12-31-11	0.31	—	11.13	(1.40)	0.65	0.65		0.65		2.51		524,887	259
12-31-10	0.30	—	11.58	14.22	0.62	0.62	†	0.62	†	2.47	†	614,261	328
12-31-09	0.43	—	10.42	19.23	0.63	0.63	†	0.63	†	2.55	†	631,106	337
Class S
12-31-13	0.25	—	13.92	16.33	0.89	0.89		0.89		1.88		5,829	210
12-31-12	0.33	—	12.20	13.49	0.89	0.89		0.89		2.32		5,567	234
12-31-11	0.28	—	11.05	(1.66)	0.90	0.90		0.90		2.25		5,953	259
12-31-10	0.28	—	11.50	13.87	0.87	0.87	†	0.87	†	2.22	†	7,933	328
12-31-09	0.40	—	10.36	18.94	0.88	0.88	†	0.88	†	2.30	†	7,374	337
ING Global Value Advantage Portfolio
Class ADV
12-31-13	0.29	—	8.94	13.46	1.27	1.28		1.28		2.70		1,312	122
12-31-12	0.29	—	8.15	14.74	1.33	1.34		1.34		3.25		1,485	23
12-31-11	0.26	—	7.38	(4.18)	1.34	1.34		1.34		3.48		812	25
12-31-10	0.27	—	7.93	5.80	1.37	1.34	†	1.34	†	2.67	†	695	47
12-31-09	—	—	7.76	29.55	1.31	1.29	†	1.29	†	3.40	†	1	66
Class S
12-31-13	0.30	—	9.03	13.63	1.02	1.03		1.03		2.96		179,327	122
12-31-12	0.31	—	8.23	15.12	1.08	1.09		1.09		3.54		180,208	23
12-31-11	0.25	—	7.44	(3.87)	1.09	1.09		1.09		3.76		173,576	25
12-31-10	0.25	—	7.96	5.86	1.12	1.09	†	1.09	†	3.23	†	206,216	47
12-31-09	—	—	7.77	29.93	1.06	1.04	†	1.04	†	3.74	†	219,257	66
ING Growth and Income Portfolio
Class ADV
12-31-13	0.26	—	31.36	30.07	1.09	1.04		1.04		0.80		1,441,995	49
12-31-12	0.34	—	24.31	15.24	1.09	1.04		1.04		1.23		1,251,577	57
12-31-11	0.19	—	21.39	(0.72)	1.08	1.03		1.03		1.03		1,221,084	75
12-31-10	0.19	—	21.74	13.55	1.10	1.10	†	1.10	†	0.77	†	6,037	117
12-31-09	0.20	—	19.31	29.69	1.11	1.11	†	1.11	†	1.10	†	1,302	104
Class I
12-31-13	0.39	—	31.67	30.66	0.59	0.59		0.59		1.25		2,182,314	49
12-31-12	0.45	—	24.54	15.78	0.59	0.59		0.59		1.68		1,865,425	57
12-31-11	0.29	—	21.59	(0.27)	0.58	0.58		0.58		1.39		1,873,712	75
12-31-10	0.23	—	21.94	14.14	0.60	0.60	†	0.60	†	1.12	†	2,253,794	117
12-31-09	0.26	—	19.42	30.24	0.61	0.61	†	0.61	†	1.60	†	2,090,019	104
Class S
12-31-13	0.32	—	31.38	30.34	0.84	0.84		0.84		1.00		865,453	49
12-31-12	0.39	—	24.32	15.47	0.84	0.84		0.84		1.42		772,713	57
12-31-11	0.26	—	21.40	(0.51)	0.83	0.83		0.83		1.13		795,131	75
12-31-10	0.17	—	21.77	13.81	0.85	0.85	†	0.85	†	0.87	†	480,529	117
12-31-09	0.23	—	19.28	30.03	0.86	0.86	†	0.86	†	1.34	†	481,897	104
Class S2
12-31-13	0.29	—	31.05	30.17	1.09	0.99		0.99		0.85		1,167	49
12-31-12	0.40	—	24.08	15.30	1.09	0.99		0.99		1.47		728	57
12-31-11	0.16	—	21.23	(0.59)	1.08	0.98		0.98		1.99		217	75
12-31-10	0.16	—	21.52	12.55	1.10	1.00	†	1.00	†	0.72	†	5	117
02-27-09(5)-12-31-09	0.09	—	19.26	52.46	1.11	1.01	†	1.01	†	(0.39	)†	5	104
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations						Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations		From net investment income		From net realized gains		From return of capital
Year or period ended	($)	($)		($)		($)		($)		($)		($)
ING Intermediate Bond Portfolio
Class ADV
12-31-13	12.88	0.39		(0.47)		(0.08)		0.38		—		—
12-31-12	12.34	0.42	•	0.67		1.09		0.55		—		—
12-31-11	12.04	0.47	•	0.38		0.85		0.55		—		—
12-31-10	11.62	0.57	•	0.48		1.05		0.63		—		—
12-31-09	11.12	0.47		0.76		1.23		0.73		—		—
Class I
12-31-13	12.96	0.45	•	(0.47)		(0.02)		0.44		—		—
12-31-12	12.40	0.49	•	0.67		1.16		0.60		—		—
12-31-11	12.07	0.54	•	0.37		0.91		0.58		—		—
12-31-10	11.57	0.61	•	0.53		1.14		0.64		—		—
12-31-09	11.08	0.53	•	0.75		1.28		0.79		—		—
Class S
12-31-13	12.89	0.44		(0.49)		(0.05)		0.41		—		—
12-31-12	12.34	0.45	•	0.67		1.12		0.57		—		—
12-31-11	12.01	0.51	•	0.37		0.88		0.55		—		—
12-31-10	11.52	0.57	•	0.52		1.09		0.60		—		—
12-31-09	11.00	0.50	•	0.75		1.25		0.73		—		—
Class S2
12-31-13	12.92	0.44	•	(0.50)		(0.06)		0.43		—		—
12-31-12	12.37	0.41		0.69		1.10		0.55		—		—
12-31-11	12.08	0.52	•	0.34		0.86		0.57		—		—
12-31-10	11.59	0.55	•	0.53		1.08		0.59		—		—
02-27-09(5) -12-31-09	10.79	0.42	•	1.15		1.57		0.77		—		—
ING Money Market Portfolio(a)
Class I
12-31-13	1.00	(0.00	)*	0.00	*	0.00	*	—		0.00	*	—
12-31-12	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—
12-31-11	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*
12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		0.00	*
12-31-09	1.00	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	—
Class S
12-31-13	1.00	—		0.00	*	0.00		—		0.00	*	—
12-31-12	1.00	(0.00	)*	0.00	*	0.00	*	—		—		—
12-31-11	1.00	—		0.00	*	0.00		—		0.00	*	0.00	*
03-15-10(5) -12-31-10	1.00	0.00	*	0.00	*	0.00	*	0.00	*	—		—
ING Small Company Portfolio
Class ADV
12-31-13	19.13	(0.02)		6.64		6.62		0.01		1.80		—
12-31-12	17.39	0.01		2.41		2.42		—		0.68		—
12-31-11	17.98	(0.02	)•	(0.51)		(0.53)		0.06		—		—
12-31-10	14.60	0.04	•	3.42		3.46		0.08		—		—
12-31-09	11.58	0.08	•	3.02		3.10		0.08		—		—
Class I
12-31-13	19.63	0.08	•	6.84		6.92		0.12		1.80		—
12-31-12	17.82	0.10	•	2.47		2.57		0.08		0.68		—
12-31-11	18.34	0.07		(0.52)		(0.45)		0.07		—		—
12-31-10	14.82	0.09		3.52		3.61		0.09		—		—
12-31-09	11.70	0.09		3.11		3.20		0.08		—		—
Class S
12-31-13	19.35	0.03		6.72		6.75		0.06		1.80		—
12-31-12	17.57	0.05	•	2.44		2.49		0.03		0.68		—
12-31-11	18.09	0.02		(0.50)		(0.48)		0.04		—		—
12-31-10	14.64	0.04		3.47		3.51		0.06		—		—
12-31-09	11.57	0.05	•	3.09		3.14		0.07		—		—

						Ratios to average net assets							Supplemental data
	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Intermediate Bond Portfolio
Class ADV
12-31-13	0.38		—	12.42	(0.62)	0.99	0.99		0.99		3.05		37,058	389
12-31-12	0.55		—	12.88	8.85	1.00	1.00		1.00		3.25		34,473	425
12-31-11	0.55		—	12.34	7.04	1.00	1.00		1.00		3.76		16,953	456
12-31-10	0.63		—	12.04	9.01	1.00	1.00	†	1.00	†	4.56	†	4,315	438
12-31-09	0.73		—	11.62	11.08	1.01	1.01	†	1.01	†	4.08	†	1	692
Class I
12-31-13	0.44		—	12.50	(0.12)	0.49	0.49		0.49		3.57		846,916	389
12-31-12	0.60		—	12.96	9.39	0.50	0.50		0.50		3.78		1,001,255	425
12-31-11	0.58		—	12.40	7.54	0.50	0.50		0.50		4.31		1,205,691	456
12-31-10	0.64		—	12.07	9.84	0.50	0.50	†	0.50	†	4.93	†	1,217,280	438
12-31-09	0.79		—	11.57	11.57	0.51	0.51	†	0.51	†	4.62	†	1,236,593	692
Class S
12-31-13	0.41		—	12.43	(0.38)	0.74	0.74		0.74		3.31		1,140,317	389
12-31-12	0.57		—	12.89	9.08	0.75	0.75		0.75		3.52		1,221,680	425
12-31-11	0.55		—	12.34	7.30	0.75	0.75		0.75		4.09		1,247,149	456
12-31-10	0.60		—	12.01	9.51	0.75	0.75	†	0.75	†	4.67	†	1,292,731	438
12-31-09	0.73		—	11.52	11.38	0.76	0.76	†	0.76	†	4.41	†	1,279,655	692
Class S2
12-31-13	0.43		—	12.43	(0.44)	0.99	0.89		0.89		3.45		1,505	389
12-31-12	0.55		—	12.92	8.93	1.00	0.90		0.90		3.37		1,277	425
12-31-11	0.57		—	12.37	7.14	1.00	0.90		0.90		4.20		1,001	456
12-31-10	0.59		—	12.08	9.29	1.00	0.90	†	0.90	†	4.50	†	3	438
02-27-09(5) -12-31-09	0.77		—	11.59	14.59	1.01	0.91	†	0.91	†	4.31	†	3	692
ING Money Market Portfolio(a)
Class I
12-31-13	0.00	*	—	1.00	0.02	0.34	0.23		0.23		0.00		768,521	—
12-31-12	0.00	*	—	1.00	0.03	0.34	0.34		0.34		0.03		975,469	—
12-31-11	0.00	*	—	1.00	0.02	0.34	0.26		0.26		0.00	*	1,176,157	—
12-31-10	0.00	*	—	1.00	0.24	0.34	0.31	†	0.31	†	0.02	†	1,069,947	—
12-31-09	0.00	*	—	1.00	0.33	0.37	0.37		0.37		0.25		1,328,429	—
Class S
12-31-13	0.00	*	—	1.00	0.02	0.59	0.23		0.23		0.00		138	—
12-31-12	—		—	1.00	0.00	0.59	0.36		0.36		0.01		134	—
12-31-11	0.00	*	—	1.00	0.02	0.59	0.26		0.26		0.00		314	—
03-15-10(5) -12-31-10	0.00	*	—	1.00	0.00	0.59	0.36	†	0.36	†	0.00	*†	313	—
ING Small Company Portfolio
Class ADV
12-31-13	1.81		—	23.94	37.04	1.34	1.34		1.34		(0.13)		7,233	36
12-31-12	0.68		—	19.13	14.01	1.35	1.35		1.35		0.06		6,213	49
12-31-11	0.06		—	17.39	(2.99)	1.35	1.35		1.35		(0.10)		5,938	61
12-31-10	0.08		—	17.98	23.75	1.34	1.34	†	1.34	†	0.25	†	3,253	86
12-31-09	0.08		—	14.60	26.96	1.36	1.36	†	1.36	†	0.67	†	36	128
Class I
12-31-13	1.92		—	24.63	37.76	0.84	0.84		0.84		0.38		571,880	36
12-31-12	0.76		—	19.63	14.52	0.85	0.85		0.85		0.55		472,254	49
12-31-11	0.07		—	17.82	(2.49)	0.85	0.85		0.85		0.38		483,473	61
12-31-10	0.09		—	18.34	24.38	0.84	0.84	†	0.84	†	0.51	†	503,739	86
12-31-09	0.08		—	14.82	27.56	0.86	0.86	†	0.86	†	0.67	†	437,930	128
Class S
12-31-13	1.86		—	24.24	37.37	1.09	1.09		1.09		0.12		126,746	36
12-31-12	0.71		—	19.35	14.26	1.10	1.10		1.10		0.28		101,041	49
12-31-11	0.04		—	17.57	(2.68)	1.10	1.10		1.10		0.12		108,502	61
12-31-10	0.06		—	18.09	24.00	1.09	1.09	†	1.09	†	0.29	†	122,286	86
12-31-09	0.07		—	14.64	27.33	1.11	1.11	†	1.11	†	0.43	†	78,790	128

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Small Company Portfolio (continued)
Class S2
12-31-13	19.22	(0.02	)•	6.70	6.68	0.04	1.80	—
12-31-12	17.47	0.03		2.41	2.44	0.01	0.68	—
12-31-11	18.04	0.01	•	(0.52)	(0.51)	0.06	—	—
12-31-10	14.61	0.06	•	3.42	3.48	0.05	—	—
02-27-09(5) -12-31-09	9.27	0.03	•	5.39	5.42	0.08	—	—

					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Portfolio (continued)
Class S2
12-31-13	1.84	—	24.06	37.19	1.34	1.24		1.24		(0.11)		31	36
12-31-12	0.69	—	19.22	14.08	1.35	1.25		1.25		0.16		214	49
12-31-11	0.06	—	17.47	(2.85)	1.35	1.25		1.25		0.04		195	61
12-31-10	0.05	—	18.04	23.85	1.34	1.24	†	1.24	†	0.40	†	50	86
02-27-09(5) -12-31-09	0.08	—	14.61	58.73	1.36	1.26	†	1.26	†	0.27	†	5	128

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)  Commencement of operations.

(a)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013

NOTE 1 — ORGANIZATION

The ING Variable Product Funds are comprised of ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio (collectively, the "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, ING Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen separate active diversified and non-diversified series. The two diversified series that are in this report are ING Global Value Advantage Portfolio ("Global Value Advantage") formerly, ING WisdomTreeSM Global High-Yielding Equity Index Portfolio and ING Small Company Portfolio ("Small Company"). ING Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Intermediate Bond Portfolio ("Intermediate Bond"). ING Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios." The investment objective of the Portfolios is described in the Portfolios' Prospectus.

Each Portfolio offers at least two of the following classes of shares: Adviser Class ("Class ADV"), Class I, Class S and Service 2 Class (Class "S2") shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Portfolio and earn income and realized gains/losses from a Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser ("ING Investments" or the "Investment Adviser") to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser ("ING IM" or the "Sub-Adviser") to the Portfolios. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. U.S. GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price on each valuation day. Securities traded on an exchange for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices on each valuation day. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value ("NAV"). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's Valuation Procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the fair value of the security.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the Investment Adviser's or Sub-Adviser's, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the fund's Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or Sub-Adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the independent pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. Certain Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2013, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to its derivative transactions failed to perform would be $400,763 and $653,931, respectively, which represents the gross payments to be received by the Portfolios on open OTC swaps, forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2013. At December 31, 2013, there was no collateral posted by any counterparty.

Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2013, Balanced and Intermediate Bond had a net liability position of $617,642 and $8,082,250, respectively, on open OTC swaps and forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2013, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2013, Intermediate Bond had posted $8,043,000 in cash collateral to certain counterparties.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2013, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced	$78,833,148	$64,278,961
Intermediate Bond	97,914,116	182,380,011

The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2013.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2013, Balanced and Intermediate Bond have purchased and sold futures contracts on various equity indices (Balanced only), bonds, and notes. Balanced purchased equity futures to "equitize" cash. Both Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Global Value Advantage and Growth and Income entered into equity futures to "equitize" cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio's securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2013, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$50,323,025	$19,921,344
Intermediate Bond	215,751,916	75,109,551
Global Value Advantage	3,476,644	—
Growth and Income	36,697,154	—

Please refer to the tables following each respective Summary Portfolio of Investments for the above Portfolio's for open futures contracts at December 31, 2013.

F.  Options Contracts. Certain Portfolios may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios' exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2013, Balanced had purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options at December 31, 2013. There were no open written foreign currency options at December 31, 2013.

During the year ended December 31, 2013, Balanced and Intermediate Bond have purchased interest rate swaptions to gain exposure to interest rates. There were no open purchased interest rate swaptions for either Portfolio at December 31, 2013. In addition, Intermediate Bond has written interest rate swaptions to generate income. There were no open written interest rate swaptions at December 31, 2013.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2013.

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Global Value Advantage, and Small Company declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements ("MRA") which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2013.

K.  Securities Lending. Each Portfolio (except Money Market) may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon ("BNY") provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Portfolio's counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Summary Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which a Portfolio is seller of protection are disclosed in each Portfolio's Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2013, both Balanced and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2013, both Balanced and Intermediate Bond have purchased credit protection on credit default swap indices ("CDX"). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Portfolios use CDX swaps to hedge the credit risk associated with various sectors within the credit markets.

For the year ended December 31, 2013, both Balanced and Intermediate Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2013, Balanced and Intermediate Bond had average notional amounts of $3,443,600 and $80,256,500 on credit default swaps to buy protection and average notional amounts of $1,144,000 and $15,479,000 on credit default swaps to sell protection, respectively. Please refer to the tables following the Summary Portfolio of Investments for both Portfolio's for open credit default swaps to buy protection at December 31, 2013. There were no open credit default swaps to sell protection at December 31, 2013.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2013, Balanced has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $18,695,511.

For the year ended December 31, 2013, Balanced and Intermediate Bond have entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $15,943,642 and $73,499,153, respectively.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Summary Portfolio of Investments for Balanced for open interest rate swaps at December 31, 2013. There were no open interest rate swaps for Intermediate Bond at December 31, 2013.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

At December 31, 2013, Balanced posted $125,000 in cash collateral as initial margin for centrally cleared interest rate swaps.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$632,357,146	$681,061,703
Global Value Advantage	214,570,640	231,970,149
Growth and Income	2,054,722,369	2,808,442,560
Intermediate Bond	1,461,064,179	1,574,534,692
Small Company	229,099,689	304,984,667

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$455,662,360	$461,136,506
Intermediate Bond	7,369,781,923	7,493,876,551

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Balanced	0.500%
Global Value Advantage	0.46% on the first $500 million;
0.43% on the next $500 million;
0.41% thereafter
Growth and Income	0.500% on the first $10 billion;
0.450% on the next $5 billion; and
0.425% thereafter
Intermediate Bond	0.400%
Money Market	0.250%
Small Company	0.750%

Pursuant to administration agreements, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Portfolio (except Global Value Advantage)

a fee at an annual rate of 0.055% on the first $5 billion of average daily net assets and 0.03% thereafter. For Global Value Advantage, IFS is entitled to receive a fee at an annual rate of 0.10% of the Portfolio's average daily net assets.

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

In placing equity security transactions, the Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Sub-Adviser. Any amount credited to the Portfolios is reflected as brokerage commission recapture in the Statements of Operations.

Prior to July 12, 2013, when Global Value Advantage was ING WisdomTreeSM Global High-Yielding Equity Index Portfolio, the Portfolio paid an annual licensing fee to WisdomTree Investments, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. For the year ended December 31, 2013, the Distributor waived $681,541, $405, and $182 for Growth and Income, Intermediate Bond, and Small Company, respectively. Additionally, the Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of the average daily

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

net assets attributable to the distribution fee paid by Class ADV of Growth and Income, so that the actual fee paid by the Portfolio is an annual rate of 0.20%. Termination or modification of these contractual waivers requires approval by the Board. There is no guarantee that these waivers will continue.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio's shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets. For Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares. During the year ended December 31, 2013, the Distributor waived $135 for Money Market. Termination or modification of this contractual waiver requires approval by the Board. There is no guarantee that this waiver will continue.

IID and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. There is no guarantee that Money Market will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by ING Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2013, IID waived $200 of Class S specific distribution fees and ING Investments waived $951,763 of management fees for Money Market to maintain a yield of not less than zero. Termination or modification of this contractual waiver requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2013, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Companies/Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Balanced	90.16%
	Growth and Income	46.16%
	Intermediate Bond	39.52%
	Money Market	89.30%
	Small Company	51.84%
ING National Trust	Money Market	9.31%
	Small Company	7.03%
ING Solution 2025 Portfolio	Small Company	7.43%
ING Solution 2035 Portfolio	Small Company	6.59%
ING Solution 2045 Portfolio	Small Company	5.68%
ING USA Annuity and Life Insurance Company	Global Value Advantage	97.18%
	Growth and Income	47.90%
	Intermediate Bond	54.46%
	Small Company	14.79%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other.

The Registrants have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible independent directors/trustees as described in the Plan to defer the receipt of all or a portion of the directors'/trustees' fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2013, the below Portfolio had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
Global Value Advantage	Custody	$51,388
	Shareholder reporting	11,392

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser entered into a written expense limitation agreement ("Expense Limitation Agreement") with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Global Value Advantage	1.34%	N/A	1.09%	N/A
Small Company	1.45%	0.95%	1.20%	1.35%

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2013, there are no waived and reimbursed fees that are subject to recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual through May 1, 2014 and shall renew automatically for one-year terms unless: (i) the Investment Adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Board; or (iii) the Investment Management Agreement has been terminated.

NOTE 9 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with BNY for an aggregate amount of $200,000,000. Prior to May 24, 2013, the funds to which the Credit Agreement was available were each a party to an unsecured committed revolving line of credit for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2013:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	7	$3,749,286	1.08%
Global Value Advantage	7	2,197,429	1.09%
Growth and Income	29	2,991,414	1.11%
Intermediate Bond	10	3,003,100	1.09%
Money Market	10	7,077,800	1.15%
Small Company	6	1,953,333	1.10%

NOTE 10 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2013 were as follows:

	USD Notional	Cost
Balance at 12/31/12	3,900,000	$72,745
Options Purchased	31,776,605	405,167
Options Terminated in Closing Sell Transactions	(10,300,000)	(104,581)
Options Expired	(23,276,605)	(335,627)
Balance at 12/31/13	2,100,000	$37,704

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2013 were as follows:

	USD Notional	Cost
Balance at 12/31/12	4,814,000	$357,948
Options Purchased	—	—
Options Terminated in Closing Sell Transactions	(4,814,000)	(357,948)
Options Expired	—	—
Balance at 12/31/13	—	$—

Transactions in written foreign currency options for Balanced during the year ended December 31, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/12	5,400,000	$56,736
Options Written	36,364,688	214,656
Options Terminated in Closing Purchase Transactions	(17,569,844)	(115,551)
Options Expired	(24,194,844)	(155,841)
Balance at 12/31/13	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 10 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased interst rate swaptions for Intermediate Bond during the year ended December 31, 2013 were as follows:

	USD Notional	Cost
Balance at 12/31/12	51,670,000	$3,857,166
Options Purchased	448,552,000	3,697,415
Options Terminated in Closing Sell Transactions	(500,222,000)	(7,554,581)
Options Expired	—	—
Balance at 12/31/13	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2013 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/12	—	$—
Options Written	312,745,000	3,731,913
Options Terminated in Closing Purchase Transactions	(312,745,000)	(3,731,913)
Options Expired	—	—
Balance at 12/31/13	—	$—

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12-31-13	544,796	—	904,528	(5,431,175)	(3,981,851)	7,132,513	—	11,524,626	(71,012,966)	(52,355,827)
12-31-12	272,783	—	1,396,397	(6,459,373)	(4,790,193)	3,216,222	—	16,407,668	(76,096,062)	(56,472,172)
Class S
12-31-13	34,801	—	8,534	(81,205)	(37,870)	454,554	—	108,216	(1,053,011)	(490,241)
12-31-12	18,248	—	14,110	(114,451)	(82,093)	204,842	—	165,089	(1,360,804)	(990,873)
Global Value Advantage
Class ADV
12-31-13	46,920	—	5,443	(87,712)	(35,349)	390,030	—	45,612	(732,384)	(296,742)
12-31-12	151,205	—	5,181	(84,270)	72,116	1,174,896	—	39,120	(654,593)	559,423
Class S
12-31-13	819,208	—	752,663	(3,618,924)	(2,047,053)	6,924,057	—	6,360,001	(30,506,434)	(17,222,376)
12-31-12	772,233	—	931,171	(3,128,222)	(1,424,818)	5,984,774	—	7,076,900	(24,212,235)	(11,150,561)
Growth and Income
Class ADV
12-31-13	1,229,454	886,651	382,137	(8,000,800)	(5,502,558)	9,564,397	23,183,620	11,891,951	(198,987,932)	(154,347,964)
12-31-12	1,714,025	—	716,044	(8,033,706)	(5,603,637)	40,995,421	—	17,283,832	(190,466,475)	(132,187,222)
Class I
12-31-13	10,633,556	8,750,399	849,096	(27,339,586)	(7,106,535)	51,585,606	231,206,800	26,718,804	(526,847,988)	(217,336,778)
12-31-12	6,864,378	—	1,388,462	(19,016,964)	(10,764,124)	165,449,511	—	33,833,583	(454,574,220)	(255,291,126)
Class S
12-31-13	1,485,386	631,491	279,350	(6,587,175)	(4,190,948)	25,617,444	16,527,516	8,705,057	(165,876,887)	(115,026,870)
12-31-12	182,071	—	505,881	(6,072,084)	(5,384,132)	4,317,479	—	12,215,984	(143,513,545)	(126,980,082)
Class S2
12-31-13	8,532	123	349	(1,670)	7,334	233,463	3,176	10,775	(40,551)	206,863
12-31-12	22,449	—	480	(2,933)	19,996	524,950	—	11,472	(69,290)	467,132
Intermediate Bond
Class ADV
12-31-13	677,544	—	87,257	(458,645)	306,156	8,735,924	—	1,083,732	(5,838,053)	3,981,603
12-31-12	1,398,716	—	106,891	(202,187)	1,303,420	17,907,899	—	1,377,112	(2,605,745)	16,679,266
Class I
12-31-13	2,896,960	—	2,327,564	(14,756,853)	(9,532,329)	37,485,182	—	29,094,530	(190,414,507)	(123,834,795)
12-31-12	13,571,376	—	3,577,104	(37,098,802)	(19,950,322)	173,524,387	—	46,310,817	(478,030,373)	(258,195,169)
Class S
12-31-13	7,349,411	—	2,886,264	(13,317,263)	(3,081,588)	93,761,496	—	35,876,256	(170,956,813)	(41,319,061)
12-31-12	9,683,970	—	4,066,019	(20,040,810)	(6,290,821)	123,829,509	—	52,405,250	(257,514,263)	(81,279,504)
Class S2
12-31-13	121,292	—	4,071	(103,101)	22,262	1,555,924	—	50,560	(1,331,480)	275,004
12-31-12	28,406	—	4,049	(14,489)	17,966	362,863	—	52,316	(185,483)	229,696

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Money Market
Class I
12-31-13	97,965,837	—	160,387	(305,022,157)	(206,895,933)	97,965,837	—	160,387	(305,022,157)	(206,895,933)
12-31-12	105,147,565	—	344,253	(306,333,946)	(200,842,128)	105,147,563	—	344,254	(306,333,946)	(200,842,129)
Class S
12-31-13	4,915	—	24	(1,335)	3,604	4,915	—	24	(1,335)	3,604
12-31-12	22,338	—	— *	(202,183)	(179,845)	22,338	—	— *	(202,182)	(179,844)
Small Company
Class ADV
12-31-13	50,981	—	29,625	(103,342)	(22,736)	1,085,894	—	565,528	(2,244,916)	(593,494)
12-31-12	40,250	—	12,380	(69,181)	(16,551)	743,738	—	231,384	(1,276,143)	(301,021)
Class I
12-31-13	1,229,124	—	2,252,991	(4,321,623)	(839,508)	27,025,188	—	44,091,036	(94,484,562)	(23,368,338)
12-31-12	2,064,007	—	977,784	(6,118,868)	(3,077,077)	39,495,576	—	18,695,232	(117,544,976)	(59,354,168)
Class S
12-31-13	2,025,319	—	497,718	(2,517,774)	5,263	42,702,881	—	9,600,986	(55,181,288)	(2,877,421)
12-31-12	547,502	—	221,232	(1,722,312)	(953,578)	10,223,632	—	4,174,648	(32,112,408)	(17,714,128)
Class S2
12-31-13	1,093	—	1,084	(12,034)	(9,857)	22,918	—	20,767	(261,347)	(217,662)
12-31-12	1,909	—	437	(2,344)	2	35,811	—	8,207	(43,385)	633

NOTE 12 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the "Agreement") with BNY, each Portfolio (except Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of the Portfolio's securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2013:

Balanced

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$28,171	$(28,171)	$—
Citigroup Global Markets	443,955	(443,955)	—
First Clearing LLC	107,146	(107,146)	—
Goldman Sachs & Company	174,765	(174,765)	—
Janney Montgomery Scott	104,452	(104,452)	—
JPMorgan Clearing Corp.	110,760	(110,760)	—
JPMorgan Securities	243,582	(243,582)	—
Morgan Stanley & Co. LLC	625,024	(625,024)	—
Total	$1,837,855	$(1,837,855)	$—

(1)  Collateral with a fair value of $1,883,965 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

Growth and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman Sachs & Company	$11,377,314	$(11,377,314)	$—
SG Americas Security LLC	5,495,256	(5,495,256)	—
Total	$16,872,570	$(16,872,570)	$—

(1)  Collateral with a fair value of $17,290,795 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,439,766	$(1,439,766)	$—
Citigroup Global Markets	1,235,690	(1,235,690)	—
HBC Securities (USA) Inc.	61,075	(61,075)	—
JPMorgan Clearing Corp.	701,500	(701,500)	—
Janney Montgomery Scott	51,572	(51,572)	—
Morgan Stanley & Co. LLC	60,215	(60,215)	—
UBS Securities, LLC	198,276	(198,276)	—
Total	$3,748,094	$(3,748,094)	$—

(1)  Collateral with a fair value of $3,835,172 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets	$—	$—	$—
BNP PrimeBrokerage	100,186	(100,186)	—
Barclays Capital Inc.	629,686	(629,686)	—
Citigroup Global Markets	273,480	(273,480)	—
Deutsche Bank Securities	1,321,787	(1,321,787)	—
Goldman Sachs & Company	6,849,307	(6,849,307)	—
JPMorgan Clearing Corp.	4,823,934	(4,823,934)	—
Janney Montgomery Scott	2,845	(2,845)	—
Morgan Stanley & Co. LLC	11,193,719	(11,193,719)	—
Nomura Securities International, Inc.	645	(645)	—
Total	$25,195,589	$(25,195,589)	$—

(1)  Collateral with a fair value of $25,787,562 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A

Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Portfolios). Investments in foreign (non-U.S.) securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Balanced and Intermediate Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2013:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$(3,298)	$(3,034,110)	$3,037,408
Global Value Advantage	—	(173,079)	173,079
Growth and Income(1)	(116,007,516)	774,313	115,233,203
Intermediate Bond	—	2,884,421	(2,884,421)
Money Market	—	(5,827)	5,827

(1)  $115,988,228 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$11,632,842	$—	$16,572,758	$—
Global Value Advantage	6,405,613	—	7,116,020	—
Growth and Income	47,349,001	—	63,371,038	—
Intermediate Bond	66,118,947	—	100,165,706	—
Money Market	159,096	1,315	344,254	—
Small Company	13,616,038	40,662,279	2,055,092	21,054,379

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2013 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Late Year Ordinary Losses	Undistributed Long-term	Post-October Capital Losses	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Deferred	Capital Gains	Deferred	(Depreciation)	Amount	Character	Expiration
Balanced	$8,603,489	$—	$—	$—	$49,237,968	$(64,733,789)	ST	2017
Global Value Advantage	5,130,752	—	—	—	19,684,942	(27,482,697)	ST	2017
						(6,695,973)	ST	2018
						$(34,178,670)
Growth and Income	—	(1,018,509)	—	—	1,197,797,695	$(3,724,767)	ST	2014
						(28,697,136)	ST	2015
						(89,468,936)	ST	2016
						(30,055,855)	ST	2017
						(7,757,268)	LT	None
						$(159,703,962)*
Intermediate Bond	2,527,907	—	—	(4,690,227)	6,686,610	$(222,172,483)	ST	2017
Money Market	109,916	—	—	—	—	$—	—	—
Small Company	14,878,644	—	62,922,932	—	181,957,832	$(3,141,553)	ST	2015
						(1,570,776)	ST	2016
						(520,509)	ST	2017
						$(5,232,838)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.
The Portfolios' major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

As of December 31, 2013, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — REORGANIZATIONS

On March 22, 2013, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING UBS U.S. Large Cap Equity Portfolio and ING Growth and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

Income Core Portfolio ("Acquired Portfolios"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolios' shareholders on February 27, 2013. The purposes of the transaction were to combine two portfolios with comparable investment objectives, policies, restrictions and portfolio holdings. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolios were carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the year ended December 31, 2013, are as follows:

Net investment income	$45,862,312
Net realized and unrealized loss on investments	$1,112,276,532
Net increase in net assets resulting from operations	$1,158,138,844

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolios that have been included in the Acquiring Portfolio's statement of operations since March 22, 2013. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolios	Total Net Assets of Acquired Portfolios (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Growth and Income Core Portfolio	$126,942	$4,077,079	$77,061	$14,883	1.2161
Growth and Income	ING UBS U.S Large Cap Equity Portfolio	143,979	4,077,079	81,753	8,900	0.4094

The net assets of Growth and Income after the acquisition were $4,348,000,540.

NOTE 16 — RESTRUCTURING PLAN

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the "Separation Plan").

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the "IPO"). On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the SEC in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. did not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering occurred on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. did not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep's remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep's divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2013 (CONTINUED)

NOTE 16 — RESTRUCTURING PLAN (continued)

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Portfolios. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolios, as applicable, in connection with the IPO. Shareholders of each Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains "control" (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of ING U.S., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolios and their operations.

NOTE 17 — SUBSEQUENT EVENTS

On September 12, 2013, the Board approved a proposal to reorganize ING Bond Portfolio (the "Disappearing Portfolio"), which is not included in this report, with and into Intermediate Bond (the "Reorganization"). The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio at a shareholder meeting scheduled to be held on or about February 27, 2014. If shareholder approval is obtained, it is expected that the Reorganization will take place on or about March 14, 2014.

On October 22, 2013, the Board approved a proposal to reorganize ING PIMCO Total Return Bond Portfolio, which is not included in this report, with and into Intermediate Bond (the "Reorganization"). The Reorganization will take place on or about March 21, 2014.

In connection with the above Reorganizations, the Board approved new advisory fee breakpoints and a new expense limitation agreement for Intermediate Bond. Contingent on shareholder approval on or about March 14, 2014: (1) the new advisory fee is 0.40% on the first $4 billion; 0.38% on the next $3 billion; and 0.36% thereafter; and (2) the new expense limitation agreement, through May 1, 2015, is 1.05%, 0.55%, 0.80%, and 0.95% for Class ADV, Class I, Class S, and Class S2, respectively.

On January 23, 2014, the Board approved a new side letter expense limitation agreement for Global Value Advantage. Effective January 1, 2014, the new side letter agreement, through May 1, 2015, is 1.15% and 0.90% for Class ADV and Class S, respectively.

On January 23, 2014, the Board approved a new expense limitation agreement for Growth and Income. Effective January 1, 2014, the new expense limitation agreement, through May 1, 2015, is 1.30%, 0.70%, 0.95%, and 1.10% for Class ADV, Class I, Class S, and Class S2, respectively.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 59.8%
		Consumer Discretionary: 8.8%
88,698		Best Buy Co., Inc.	$3,537,276	0.7
43,919		Comcast Corp. - Class A	2,282,251	0.4
36,180	@	Delphi Automotive PLC	2,175,503	0.4
30,244	@	Discovery Communications, Inc. - Class A	2,734,663	0.5
28,908		Home Depot, Inc.	2,380,285	0.4
70,704		Macy's, Inc.	3,775,594	0.7
35,837		Nike, Inc.	2,818,222	0.5
26,801		Starbucks Corp.	2,100,930	0.4
49,726		Walt Disney Co.	3,799,066	0.7
574,828		Other Securities	22,348,054	4.1
			47,951,844	8.8
		Consumer Staples: 4.7%
58,867		Coca-Cola Enterprises, Inc.	2,597,801	0.5
51,965		CVS Caremark Corp.	3,719,135	0.7
30,168		Mead Johnson Nutrition Co.	2,526,872	0.5
25,908		PepsiCo, Inc.	2,148,809	0.4
35,785		Whole Foods Market, Inc.	2,069,447	0.4
354,648		Other Securities	12,270,101	2.2
			25,332,165	4.7
		Energy: 5.2%
56,933		ExxonMobil Corp.	5,761,620	1.0
41,441		Halliburton Co.	2,103,131	0.4
39,950		Statoil ASA ADR	963,993	0.2
44,561		Statoil ASA	1,083,568	0.2
364,109		Other Securities	18,459,933	3.4
			28,372,245	5.2
		Financials: 11.7%
35,998		Ameriprise Financial, Inc.	4,141,570	0.8
44,893		Arthur J. Gallagher & Co.	2,106,828	0.4
165,357		Bank of America Corp.	2,574,608	0.5
51,083		Citigroup, Inc.	2,661,935	0.5
56,870		JPMorgan Chase & Co.	3,325,758	0.6
39,066		Lincoln National Corp.	2,016,587	0.4
26,862		Prudential Financial, Inc.	2,477,214	0.4
26,750		Travelers Cos., Inc.	2,421,945	0.4
2,993,955		Other Securities(a)	41,965,237	7.7
			63,691,682	11.7
Shares			Value	Percentage of Net Assets
		Health Care: 7.0%
12,226	@	Actavis PLC	$2,053,968	0.4
37,480	@	Gilead Sciences, Inc.	2,816,622	0.5
39,027		Johnson & Johnson	3,574,483	0.7
99,754		Pfizer, Inc.	3,055,465	0.6
342,894		Other Securities	26,396,867	4.8
			37,897,405	7.0
		Industrials: 7.6%
43,723		Ametek, Inc.	2,302,890	0.4
27,283		Flowserve Corp.	2,150,719	0.4
136,793		General Electric Co.	3,834,308	0.7
17,749		Roper Industries, Inc.	2,461,431	0.5
20,766		Union Pacific Corp.	3,488,688	0.6
611,010		Other Securities	27,248,098	5.0
			41,486,134	7.6
		Information Technology: 8.4%
14,220		Apple, Inc.	7,978,984	1.5
138,178		EMC Corp.	3,475,177	0.6
4,210	@	Google, Inc. - Class A	4,718,189	0.9
92,545		Intel Corp.	2,402,468	0.4
40,612		Intuit, Inc.	3,099,508	0.6
2,519		Mastercard, Inc.	2,104,524	0.4
50,898		NetApp, Inc.	2,093,944	0.4
55,446		Oracle Corp.	2,121,364	0.4
527,274		Other Securities	17,568,931	3.2
			45,563,089	8.4
		Materials: 3.0%
71,490		International Paper Co.	3,505,155	0.6
23,649		Monsanto Co.	2,756,291	0.5
297,018		Other Securities(a)	10,057,017	1.9
			16,318,463	3.0
		Telecommunication Services: 1.1%
26,292		Verizon Communications, Inc.	1,291,989	0.2
777,288		Other Securities	4,571,770	0.9
			5,863,759	1.1
		Utilities: 2.3%
477,664		Other Securities	12,720,066	2.3
		Total Common Stock (Cost $274,081,315)	325,196,852	59.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Shares			Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 12.5%
286,300		iShares iBoxx $ High Yield Corporate Bond Fund	$26,591,544	4.9
394,000		iShares MSCI Emerging Markets Index Fund	16,457,380	3.0
612,100		SPDR Barclays Capital High Yield Bond ETF	24,826,776	4.6
2,502		Other Securities	235,588	0.0
		Total Exchange- Traded Funds (Cost $67,469,092)	68,111,288	12.5
PREFERRED STOCK: 0.1%
		Financials: 0.0%
6,550		Other Securities	152,400	0.0
		Utilities: 0.1%
64,990		Other Securities	385,932	0.1
		Total Preferred Stock (Cost $567,768)	538,332	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.1%
		Basic Materials: 0.6%
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$341,628	0.1
220,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	240,900	0.1
100,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	96,282	0.0
75,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	77,484	0.0
127,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	128,680	0.0
2,055,000		Other Securities	2,025,625	0.4
			2,910,599	0.6
		Communications: 1.1%
142,000	#	COX Communications, Inc., 2.950%, 06/30/23	124,130	0.0
Principal Amount†			Value	Percentage of Net Assets
70,000	#	COX Communications, Inc., 4.500%, 06/30/43	$56,435	0.0
180,000	#	Gannett Co., Inc., 6.375%, 10/15/23	186,750	0.0
35,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	36,444	0.0
95,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	98,444	0.0
69,000	#	News America, Inc., 4.000%, 10/01/23	68,221	0.0
68,000	#	News America, Inc., 5.400%, 10/01/43	68,870	0.0
280,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	286,300	0.1
200,000	#	Softbank Corp., 4.500%, 04/15/20	196,000	0.0
200,000	#	Sprint Corp., 7.875%, 09/15/23	215,500	0.1
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	366,959	0.1
100,000	#,L	T-Mobile USA, Inc., 5.250%, 09/01/18	105,625	0.0
860,000		Verizon Communications, Inc., 2.450%-6.550%, 11/01/22-09/15/43	928,104	0.2
3,350,000		Other Securities	3,335,483	0.6
			6,073,265	1.1
		Consumer, Cyclical: 0.4%
200,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	212,500	0.0
135,000	#	Glencore Funding LLC, 2.500%, 01/15/19	130,805	0.0
80,000	#	PNK Finance Corp., 6.375%, 08/01/21	82,200	0.0
200,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	213,000	0.1
70,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	68,075	0.0
1,370,000		Other Securities(a)	1,322,339	0.3
			2,028,919	0.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical: 0.7%
75,000		Coca-Cola Co/The, 3.200%, 11/01/23	$72,163	0.0
75,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	75,836	0.0
110,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	106,700	0.0
70,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	76,300	0.0
160,000	#	Mylan, Inc./PA, 2.600%, 06/24/18	160,183	0.0
190,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	198,669	0.0
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	108,250	0.0
155,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	167,594	0.1
106,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	105,414	0.0
149,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	147,873	0.1
69,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	68,230	0.0
2,705,000		Other Securities	2,705,938	0.5
			3,993,150	0.7
		Diversified: 0.1%
450,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	479,813	0.1
		Energy: 0.9%
90,000	#	Antero Resources Finance Corp., 5.375%, 11/01/21	90,956	0.0
600,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
80,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	88,026	0.0
136,240	#	QGOG Atlantic/ Alaskan Rigs Ltd., 5.250%, 07/30/18	141,690	0.0
400,000	#,L	Reliance Industries Ltd., 5.875%, 12/31/49	342,000	0.1
95,000		Statoil ASA, 3.700%, 03/01/24	94,354	0.0
3,972,000		Other Securities(a)	4,100,377	0.8
			4,857,403	0.9
Principal Amount†				Value	Percentage of Net Assets
			Financial: 3.1%
BRL	868,000	#	Banco Votorantim SA, 6.250%, 05/16/16	$409,745	0.1
	400,000		Barclays Bank PLC, 7.625%, 11/21/22	427,000	0.1
	97,000	#	Barclays Bank PLC, 6.050%, 12/04/17	108,783	0.0
	200,000	#	BPCE SA, 5.700%, 10/22/23	206,456	0.1
	150,000	#	Caixa Economica Federal, 4.500%, 10/03/18	149,400	0.0
	89,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	118,036	0.0
	430,000	#	Credit Suisse AG, 6.500%, 08/08/23	458,487	0.1
	200,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	211,560	0.0
	113,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	111,426	0.0
	100,000	#	HBOS PLC, 6.750%, 05/21/18	113,563	0.0
	181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	210,413	0.1
	200,000	#	Itau Unibanco Holding SA/ Cayman Island, 5.125%, 05/13/23	185,500	0.0
	491,000		JPMorgan Chase & Co., 1.625%-6.000%, 05/15/18-12/29/49	469,449	0.1
	124,000	#	Macquarie Group Ltd., 3.000%, 12/03/18	123,576	0.0
	527,000		Morgan Stanley, 2.125%-5.000%, 03/22/17-11/24/25	530,442	0.1
	200,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	193,555	0.0
	107,000	#	Simon Property Group L.P., 1.500%, 02/01/18	104,001	0.0
	200,000	#	Societe Generale SA, 7.875%, 12/29/49	201,450	0.1
	200,000	#	Standard Chartered PLC, 3.950%, 01/11/23	185,566	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financial (continued)
200,000	#	Standard Chartered PLC, 5.200%, 01/26/24	$199,668	0.1
12,002,000		Other Securities	12,223,039	2.2
			16,941,115	3.1
		Industrial: 0.2%
200,000	#	Bombardier, Inc., 6.125%, 01/15/23	199,500	0.0
77,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	75,233	0.0
45,000	#	Sealed Air Corp., 8.375%, 09/15/21	51,300	0.0
902,000		Other Securities	913,323	0.2
			1,239,356	0.2
		Technology: 0.3%
140,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	145,250	0.0
104,000		Intel Corp., 4.250%, 12/15/42	91,939	0.0
1,603,000		Other Securities	1,584,515	0.3
			1,821,704	0.3
		Utilities: 0.7%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	222,750	0.1
200,000	#	Calpine Corp., 6.000%, 01/15/22	206,000	0.0
121,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	132,999	0.1
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	98,393	0.0
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	214,000	0.0
75,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	76,518	0.0
47,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	46,537	0.0
50,148	#	Juniper Generation, LLC, 6.790%, 12/31/14	48,485	0.0
2,383,000		Other Securities	2,525,299	0.5
			3,570,981	0.7
		Total Corporate Bonds/Notes (Cost $44,197,330)	43,916,305	8.1
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 3.2%
70,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 07/10/43	$72,630	0.0
74,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.412%, 03/11/41	73,470	0.0
170,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.783%, 11/10/38	180,400	0.1
38,594	#	Bear Stearns Commercial Mortgage Securities Trust 2002 Top6, 7.412%, 10/15/36	39,213	0.0
196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.695%, 06/11/41	197,940	0.0
70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	75,145	0.0
130,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.500%, 11/11/41	138,796	0.1
110,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.579%, 04/12/38	117,385	0.0
70,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	69,082	0.0
40,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	40,336	0.0
984,202	#,^	Citigroup Commercial Mortgage Trust, 2.237%, 09/10/45	112,917	0.0
234,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.335%, 12/25/35	228,573	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
1,024,392	^	Commercial Mortgage Pass Through Certificates, 1.929%, 12/10/45	$108,489	0.0
80,000	#	Commercial Mortgage Trust 2004-GG1, 5.706%, 06/10/36	81,609	0.0
1,027,487	^	Commercial Mortgage Trust, 1.800%, 01/10/46	98,500	0.0
980,743	^	Commercial Mortgage Trust, 1.942%, 08/15/45	108,248	0.0
1,798,082	^	Commercial Mortgage Trust, 2.006%, 10/15/45	207,467	0.1
1,154,263	^	Commercial Mortgage Trust, 2.231%, 05/15/45	138,070	0.0
2,380,000	#,^	Commercial Mortgage Trust, 0.598%, 10/15/45	110,844	0.1
25,253	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	25,325	0.0
50,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.570%, 05/15/36	53,516	0.0
300,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.597%, 04/12/49	305,858	0.1
949,844	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.382%, 11/10/46	34,819	0.0
158,833	^	First Horizon Alternative Mortgage Securities, 6.535%, 12/25/36	34,226	0.0
140,184	#	Fosse Master PLC, 1.646%, 10/18/54	141,915	0.0
60,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.292%, 05/10/43	37,596	0.0
50,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	50,073	0.0
Principal Amount†			Value	Percentage of Net Assets
46,447	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Trust, 6.273%, 04/10/40	$47,052	0.0
122,641	#	Gracechurch Mortgage Financing PLC, 1.787%, 11/20/56	124,131	0.0
13,299	#	Greenwich Capital Commercial Funding Corp., 5.911%, 01/05/36	13,297	0.0
979,303	^	GS Mortgage Securities Corp. II, 2.596%, 05/10/45	126,105	0.0
120,000	#	GS Mortgage Securities Trust 2011-GC3, 5.543%, 03/10/44	122,352	0.0
73,561		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	62,431	0.0
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.307%, 05/15/41	38,110	0.0
3,194,743	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.681%, 01/15/46	92,299	0.0
2,205,233	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.945%, 12/15/47	231,404	0.1
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	26,924	0.0
230,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.947%, 04/15/30	229,104	0.1
100,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.567%, 10/15/30	100,288	0.0
90,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.027%, 08/12/40	91,975	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
190,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.835%, 01/15/38	$192,940	0.0
1,622,011	^	JPMBB Commercial Mortgage Securities Trust 2013-C14, 1.043%, 08/15/46	82,305	0.0
285,478	#	Lanark Master Issuer PLC, 1.638%, 12/22/54	290,070	0.1
90,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	91,528	0.0
1,475,893	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	37,377	0.0
190,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.247%, 02/15/40	178,683	0.1
8,561,241	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	156,867	0.0
100,000	#	LB-UBS Commercial Mortgage Trust, 5.237%, 10/15/36	102,105	0.0
90,000	#	LB-UBS Commercial Mortgage Trust, 5.537%, 10/15/36	76,407	0.0
180,000	#	LB-UBS Commercial Mortgage Trust, 5.979%, 09/15/39	187,340	0.1
180,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	171,322	0.0
2,071,704	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.747%, 02/15/46	206,650	0.1
1,433,833	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.510%, 12/15/48	101,862	0.0
1,640,652	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.887%, 08/15/45	157,089	0.0
1,565,540	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.170%, 11/15/45	170,579	0.1
30,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	29,978	0.0
Principal Amount†			Value	Percentage of Net Assets
30,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	$29,922	0.0
100,000		Morgan Stanley Capital I Trust 2004-HQ4, 5.150%, 04/14/40	99,972	0.0
200,000		Morgan Stanley Capital I Trust 2004-IQ7, 5.385%, 06/15/38	202,268	0.0
80,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	71,207	0.0
200,524		Morgan Stanley Capital I Trust 2007-HQ12, 5.597%, 04/12/49	203,639	0.0
146,480		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	150,852	0.0
90,000		Morgan Stanley Capital I Trust 2007-TOP25, 5.574%, 11/12/49	89,700	0.0
150,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	151,700	0.0
300,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	310,547	0.1
130,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	141,220	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	100,240	0.0
140,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 5.980%, 09/15/37	147,141	0.1
63,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.838%, 09/15/37	60,913	0.0
406,680	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	408,401	0.1
480,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.172%-5.271%, 07/13/15-08/13/42	462,788	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
887,000		Morgan Stanley Capital I, 5.073%-5.336%, 06/15/40-08/13/42	$908,898	0.2
110,000	#	Nationslink Funding Corp. 1999-ltl-1, 6.450%, 01/22/26	117,687	0.0
5,145,124	#,^	RBSCF Trust, 0.956%, 04/15/24	42,836	0.0
196,000	#	Silverstone Master Issuer PLC, 1.792%, 01/21/55	199,036	0.0
251,096	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	251,699	0.0
250,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	273,055	0.0
979,491	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3, 2.170%, 08/10/49	120,182	0.0
1,426,146	#,^	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.231%, 08/15/45	166,289	0.1
983,664	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5, 2.136%, 10/15/45	113,728	0.0
1,115,584	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.591%, 06/15/45	105,035	0.0
6,913,782		Other Securities	6,274,245	1.2
		Total Collateralized Mortgage Obligations (Cost $17,372,447)	17,624,216	3.2
U.S. TREASURY OBLIGATIONS: 4.4%
		U.S. Treasury Bonds: 0.6%
660,000		3.125%, due 02/15/43	562,856	0.1
2,749,000		3.625%, due 08/15/43	2,585,993	0.5
			3,148,849	0.6
		U.S. Treasury Notes: 3.8%
7,025,000		0.250%, due 12/31/15	7,006,616	1.3
5,658,000		1.500%, due 12/31/18	5,591,473	1.0
3,063,000		2.375%, due 12/31/20	3,047,446	0.6
Principal Amount†			Value	Percentage of Net Assets
5,127,000		0.625%-2.750%, due 11/30/14- 11/15/23	$5,066,367	0.9
			20,711,902	3.8
		Total U.S. Treasury Obligations (Cost $24,037,839)	23,860,751	4.4
ASSET-BACKED SECURITIES: 2.0%
		Automobile Asset-Backed Securities: 0.2%
190,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	191,229	0.0
250,000	#	Motor PLC, 1.286%, 02/25/20	250,297	0.1
100,000	#	Smart Trust, 1.590%, 10/14/16	100,703	0.0
580,000		Other Securities	589,456	0.1
			1,131,685	0.2
		Credit Card Asset-Backed Securities: 0.1%
300,000	#	Gracechurch Card Funding PLC, 0.867%, 02/15/17	301,298	0.1
150,000		Other Securities	157,250	0.0
			458,548	0.1
		Home Equity Asset-Backed Securities: 0.0%
652,772		Other Securities	331,889	0.0
		Other Asset-Backed Securities: 1.7%
250,000	#	Ares VIR CLO Ltd., 2.142%, 03/12/18	248,222	0.0
286,030	#	Ares VR CLO Ltd., 2.138%, 02/24/18	280,803	0.1
500,000	#	Ares XII CLO Ltd., 2.238%, 11/25/20	495,270	0.1
26,605	#	Atrium CDO Corp., 0.566%, 10/27/16	26,551	0.0
250,000	#	Atrium III, 6.336%, 10/27/16	243,382	0.1
500,000	#	Babson CLO, Inc. 2005-III, 0.639%, 11/10/19	499,683	0.1
828	#	Ballyrock CLO III Ltd., 0.968%, 07/25/17	828	0.0
250,000	#	Black Diamond CLO 2005-1 Delaware Corp., 1.015%, 06/20/17	241,525	0.0
250,000	#	Blackrock Senior Income Series II, 2.088%, 05/25/17	244,282	0.0
250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 3.692%, 01/21/21	249,745	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Other Asset-Backed Securities (continued)
200,000	#	Castle Garden Funding, 1.989%, 10/27/20	$197,276	0.1
100,000	#	Castle Garden Funding, 6.560%, 10/27/20	108,520	0.0
200,000	#	CIFC Funding 2006-I Ltd., 0.642%, 10/20/20	194,593	0.1
200,000	#	CIFC Funding 2006-II Ltd., 1.839%, 03/01/21	192,426	0.0
146,917	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	148,047	0.0
500,000	#	Dryden VIII Leveraged Loan CDO 2005, 1.988%, 05/22/17	490,249	0.1
195,291	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	194,458	0.0
250,000	#	Gulf Stream - Compass CLO 2005-I Ltd., 2.141%, 05/15/17	247,491	0.0
250,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 3.688%, 10/28/19	250,083	0.1
250,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.939%, 08/21/20	239,729	0.0
280,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 1.839%, 08/21/20	272,095	0.1
100,000	#	Invitation Homes 2013-SFR1 Trust, 2.014%, 12/17/30	100,298	0.0
425,000	#	Jefferies Loan Trust 2013-A Class A, 3.698%, 11/02/14	425,000	0.1
143,239	#	Katonah VI Ltd., 2.445%, 09/20/16	142,882	0.0
225,000	#	Madison Park Funding I Ltd., 1.009%, 05/10/19	223,452	0.0
330,000	#	Madison Park Funding I Ltd., 2.139%, 05/10/19	331,462	0.1
300,000	#	Silverado CLO 2006-I Ltd., 1.996%, 04/11/20	287,481	0.1
Principal Amount†				Value	Percentage of Net Assets
	200,000	#	Stanfield Arnage CLO Ltd., 2.436%, 08/27/21	$197,100	0.0
	300,000	#	Stanfield Azure CLO Ltd., 0.936%, 05/27/20	293,886	0.1
	300,000	#	Stanfield Bristol CLO Ltd, 0.691%, 10/15/19	296,034	0.1
	100,000	#	Stanfield Veyron CLO Ltd., 1.844%, 07/15/18	95,497	0.0
	50,000	#	Trade MAPS 1 Ltd., 2.420%, 12/10/18	50,344	0.0
	600,000	#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	594,854	0.1
	400,000	#	WhiteHorse III Ltd/Corp, 2.092%, 05/01/18	392,234	0.1
	746,682		Other Securities	695,919	0.1
				9,191,701	1.7
			Total Asset-Backed Securities (Cost $11,038,636)	11,113,823	2.0
FOREIGN GOVERNMENT BONDS: 2.7%
	111,700	#	Belize Government International Bond, 5.000%, 02/20/38	71,488	0.0
DOP	10,300,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	254,033	0.1
	100,000	#	Dominican Republic International Bond, 6.600%, 01/28/24	100,500	0.0
	250,000	#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	224,375	0.0
	20,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	19,000	0.0
	200,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	204,500	0.0
	200,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	199,500	0.0
	228,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	250,230	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS (continued)
	10,000	#	Romanian Government International Bond, 4.375%, 08/22/23	$9,700	0.0
EUR	56,274,534		Other Securities(a)	13,410,238	2.5
			Total Foreign Government Bonds (Cost $15,193,960)	14,743,564	2.7
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.4%
			Federal Home Loan Mortgage Corporation##: 1.4%
	6,946,964	^	4.000%-6.500%, due 08/15/16- 01/15/42	7,466,934	1.4
			Federal National Mortgage Association##: 1.4%
	7,339,956	W	0.665%-7.500%, due 06/01/16- 11/25/42	7,756,190	1.4
			Government National Mortgage Association: 0.6%
	20,250,772	^	0.630%-7.000%, due 04/20/28- 10/20/60	3,012,007	0.6
			Total U.S. Government Agency Obligations (Cost $18,084,425)	18,235,131	3.4
# of Contracts				Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
			Options on Currencies: 0.0%
	2,100,000	@	Call USD vs. Put GBP, Strike @ 1.535, Exp. 02/14/14 Counterparty: Deutsche Bank AG	$299	0.0
			Total Purchased Options (Cost $37,704)	299	0.0
			Total Long-Term Investments (Cost $472,080,516)	523,340,561	96.2
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
			Securities Lending Collateralcc(1): 0.3%
	1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	$1,000,000	0.2
	883,965		Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $883,966, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.750%, Market Value plus accrued interest $901,644, due 01/02/14-03/01/47)	883,965	0.1
				1,883,965	0.3
			Foreign Government Bonds: 0.1%
NGN	35,000,000		Nigeria Government Bond, 10.800%, 01/23/14	217,290	0.0
NGN	69,200,000	Z	Nigeria Treasury Bill, 9.170%, 03/06/14	425,591	0.1
				642,881	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
12,252,687	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $12,252,687)	$12,252,687	2.3
	Total Short-Term Investments (Cost $14,781,371)	14,779,533	2.7
	Total Investments in Securities (Cost $486,861,887)	$538,120,094	98.9
	Assets in Excess of Other Liabilities	5,822,840	1.1
	Net Assets	$543,942,934	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@  Non-income producing security

&  Payment-in-kind

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2013.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

BRL  Brazilian Real

CAD  Canadian Dollar

DOP  Dominican Peso

EUR  EU Euro

GBP  British Pound

MXN  Mexican Peso

NGN  Nigerian Naira

PLN  Polish Zloty

TRY  Turkish New Lira

Cost for federal income tax purposes is $488,846,208.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$55,441,502
Gross Unrealized Depreciation	(6,167,616)
Net Unrealized Appreciation	$49,273,886

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$41,338,654	$6,613,190	$—	$47,951,844
Consumer Staples	19,716,837	5,615,328	—	25,332,165
Energy	24,064,581	4,307,664	—	28,372,245
Financials	49,004,631	14,687,051	—	63,691,682
Health Care	31,672,582	6,224,823	—	37,897,405
Industrials	34,803,352	6,682,782	—	41,486,134
Information Technology	43,907,756	1,655,333	—	45,563,089
Materials	11,632,162	4,686,301	—	16,318,463
Telecommunication Services	2,067,937	3,795,822	—	5,863,759
Utilities	10,719,965	2,000,101	—	12,720,066
Total Common Stock	268,928,457	56,268,395	—	325,196,852

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Exchange-Traded Funds	$68,111,288	$—	$—	$68,111,288
Preferred Stock	538,332	—	—	538,332
Purchased Options	—	299	—	299
Corporate Bonds/Notes	—	43,916,305	—	43,916,305
Collateralized Mortgage Obligations	—	17,624,216	—	17,624,216
Short-Term Investments	12,252,687	2,526,846	—	14,779,533
Foreign Government Bonds	—	14,743,564	—	14,743,564
U.S. Treasury Obligations	—	23,860,751	—	23,860,751
Asset-Backed Securities	—	10,638,479	475,344	11,113,823
U.S. Government Agency Obligations	—	18,235,131	—	18,235,131
Total Investments, at fair value	$349,830,764	$187,813,986	$475,344	$538,120,094
Other Financial Instruments+
Forward Foreign Currency Contracts	—	341,701	—	341,701
Futures	254,868	—	—	254,868
OTC Swaps	—	58,762	—	58,762
Total Assets	$350,085,632	$188,214,449	$475,344	$538,775,425
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(30,282)	$—	$(30,282)
Forward Foreign Currency Contracts	—	(453,457)	—	(453,457)
Futures	(210,816)	—	—	(210,816)
OTC Swaps	—	(164,185)	—	(164,185)
Total Liabilities	$(210,816)	$(647,924)	$—	$(858,740)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	787,861	Buy	02/07/14	$1,087,000	$1,083,849	$(3,151)
Barclays Bank PLC	New Zealand Dollar	1,105,336	Buy	02/07/14	899,000	906,637	7,637
Barclays Bank PLC	British Pound	375,168	Buy	02/07/14	610,000	621,112	11,112
Barclays Bank PLC	Malaysian Ringgit	886,448	Buy	02/07/14	272,000	270,071	(1,929)
Barclays Bank PLC	Norwegian Krone	1,709,303	Buy	02/07/14	276,842	281,433	4,591
Barclays Bank PLC	Swedish Krona	2,681,172	Buy	02/07/14	408,000	416,593	8,593
Barclays Bank PLC	Canadian Dollar	213,337	Buy	02/07/14	201,000	200,654	(346)
Barclays Bank PLC	Swedish Krona	646,109	Buy	02/07/14	98,000	100,390	2,390
Barclays Bank PLC	Australian Dollar	438,845	Buy	02/07/14	400,000	390,906	(9,094)
Barclays Bank PLC	EU Euro	998,189	Buy	02/07/14	1,375,000	1,373,194	(1,806)
Barclays Bank PLC	Norwegian Krone	1,754,384	Buy	02/07/14	285,036	288,855	3,819
Barclays Bank PLC	Swedish Krona	1,819,123	Buy	02/07/14	278,468	282,650	4,182
Barclays Bank PLC	Indian Rupee	239,825	Buy	02/07/14	3,820	3,850	30
Barclays Bank PLC	EU Euro	25,475	Buy	02/07/14	34,623	35,046	423
Barclays Bank PLC	EU Euro	5,315,822	Buy	02/07/14	7,224,548	7,312,903	88,355
Barclays Bank PLC	Japanese Yen	830,648,420	Buy	02/07/14	8,125,155	7,889,033	(236,122)
Barclays Bank PLC	New Zealand Dollar	584,888	Buy	02/07/14	480,544	479,746	(798)
Barclays Bank PLC	Mexican Peso	3,691,731	Buy	03/07/14	281,000	281,307	307
Barclays Bank PLC	Mexican Peso	3,470,335	Buy	03/07/14	265,000	264,437	(563)
Barclays Bank PLC	Russian Ruble	9,938,745	Buy	03/07/14	300,869	299,383	(1,486)
Barclays Bank PLC	South African Rand	1,504,792	Buy	03/07/14	143,756	142,140	(1,616)
Barclays Bank PLC	Polish Zloty	1,584,378	Buy	03/07/14	517,821	522,392	4,571
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Russian Ruble	535,845	Buy	03/07/14	$15,926	$16,141	$215
Barclays Bank PLC	Chilean Peso	508,365,013	Buy	03/07/14	941,364	960,563	19,199
Citigroup, Inc.	Japanese Yen	11,491,425	Buy	02/07/14	110,000	109,139	(861)
Citigroup, Inc.	Australian Dollar	363,363	Buy	02/07/14	321,981	323,670	1,689
Citigroup, Inc.	Australian Dollar	194,253	Buy	02/07/14	173,000	173,033	33
Citigroup, Inc.	Malaysian Ringgit	899,942	Buy	02/07/14	278,000	274,182	(3,818)
Citigroup, Inc.	New Zealand Dollar	114,483	Buy	02/07/14	94,000	93,903	(97)
Citigroup, Inc.	Canadian Dollar	52,456	Buy	02/07/14	49,000	49,337	337
Citigroup, Inc.	EU Euro	331,103	Buy	02/07/14	450,000	455,493	5,493
Citigroup, Inc.	Thai Baht	4,334,011	Buy	02/07/14	133,445	131,664	(1,781)
Citigroup, Inc.	Australian Dollar	341,244	Buy	02/07/14	310,146	303,967	(6,179)
Citigroup, Inc.	Norwegian Krone	5,535,477	Buy	02/07/14	906,341	911,403	5,062
Citigroup, Inc.	Swedish Krona	4,649,804	Buy	02/07/14	713,209	722,473	9,264
Citigroup, Inc.	Mexican Peso	3,396,551	Buy	03/07/14	261,000	258,815	(2,185)
Citigroup, Inc.	Hong Kong Sar Dollar	83,689	Buy	03/07/14	10,796	10,793	(3)
Citigroup, Inc.	Turkish Lira	3,809	Buy	03/07/14	1,828	1,749	(79)
Credit Suisse Group AG	Swiss Franc	178,409	Buy	02/07/14	201,000	200,048	(952)
Credit Suisse Group AG	Norwegian Krone	2,768,113	Buy	02/07/14	450,000	455,763	5,763
Credit Suisse Group AG	Swiss Franc	417,294	Buy	02/07/14	468,000	467,908	(92)
Credit Suisse Group AG	Philippine Peso	22,965,498	Buy	02/07/14	524,926	519,876	(5,050)
Credit Suisse Group AG	Singapore Dollar	99,066	Buy	02/07/14	78,894	78,502	(392)
Credit Suisse Group AG	Canadian Dollar	991,507	Buy	02/07/14	928,439	932,562	4,123
Credit Suisse Group AG	Danish Krone	849,772	Buy	02/07/14	154,926	156,750	1,824
Credit Suisse Group AG	British Pound	1,081,077	Buy	02/07/14	1,773,070	1,789,785	16,715
Credit Suisse Group AG	Mexican Peso	3,831,054	Buy	03/07/14	293,000	291,923	(1,077)
Credit Suisse Group AG	Mexican Peso	3,316,330	Buy	03/07/14	255,000	252,702	(2,298)
Credit Suisse Group AG	Peruvian Nuevo Sol	5,795	Buy	03/07/14	2,031	2,052	21
Deutsche Bank AG	Chinese Offshore Yuan	1,341,261	Buy	01/14/14	213,000	221,381	8,381
Deutsche Bank AG	Chinese Offshore Yuan	3,280,737	Buy	01/14/14	521,000	541,501	20,501
Deutsche Bank AG	New Zealand Dollar	251,715	Buy	02/07/14	206,000	206,466	466
Deutsche Bank AG	EU Euro	974,960	Buy	02/07/14	1,336,000	1,341,239	5,239
Deutsche Bank AG	EU Euro	529,294	Buy	02/07/14	723,000	728,143	5,143
Deutsche Bank AG	New Zealand Dollar	255,832	Buy	02/07/14	210,000	209,843	(157)
Deutsche Bank AG	Australian Dollar	428,014	Buy	02/07/14	380,000	381,258	1,258
Deutsche Bank AG	Philippine Peso	15,588,480	Buy	02/07/14	353,000	352,880	(120)
Deutsche Bank AG	EU Euro	99,826	Buy	02/07/14	137,000	137,329	329
Deutsche Bank AG	British Pound	521,010	Buy	02/07/14	851,000	862,563	11,563
Deutsche Bank AG	Japanese Yen	1,634,218	Buy	02/07/14	16,000	15,521	(479)
Deutsche Bank AG	Norwegian Krone	4,088,985	Buy	02/07/14	664,000	673,242	9,242
Deutsche Bank AG	South Korean Won	1,303,304,705	Buy	02/07/14	1,223,645	1,237,700	14,055
Deutsche Bank AG	Peruvian Nuevo Sol	767,040	Buy	03/07/14	272,000	271,564	(436)
Deutsche Bank AG	Mexican Peso	3,630,124	Buy	03/07/14	278,000	276,613	(1,387)
Goldman Sachs & Co.	Taiwan New Dollar	7,994,440	Buy	03/07/14	268,000	268,295	295
HSBC	Australian Dollar	327,950	Buy	02/07/14	292,000	292,125	125
JPMorgan Chase & Co.	British Pound	162,360	Buy	02/07/14	266,000	268,797	2,797
JPMorgan Chase & Co.	New Zealand Dollar	245,785	Buy	02/07/14	202,000	201,601	(399)
JPMorgan Chase & Co.	EU Euro	998,323	Buy	02/07/14	1,375,000	1,373,379	(1,621)
JPMorgan Chase & Co.	Canadian Dollar	216,469	Buy	02/07/14	203,000	203,599	599
UBS AG	Swedish Krona	1,848,071	Buy	02/07/14	283,000	287,148	4,148
UBS AG	Swedish Krona	1,858,136	Buy	02/07/14	284,000	288,712	4,712
UBS AG	New Zealand Dollar	237,454	Buy	02/07/14	196,000	194,769	(1,231)
UBS AG	Swiss Franc	51,452	Buy	02/07/14	56,959	57,693	734
							$7,730
Barclays Bank PLC	Canadian Dollar	270,693	Sell	02/07/14	254,000	254,600	(600)
Barclays Bank PLC	Australian Dollar	507,969	Sell	02/07/14	450,000	452,479	(2,479)
Barclays Bank PLC	EU Euro	397,386	Sell	02/07/14	542,000	546,678	(4,678)
Barclays Bank PLC	Swiss Franc	232,604	Sell	02/07/14	260,000	260,816	(816)
Barclays Bank PLC	Norwegian Krone	154,688	Sell	02/07/14	25,338	25,469	(131)
Barclays Bank PLC	Swedish Krona	1,840,560	Sell	02/07/14	280,000	285,981	(5,981)
Barclays Bank PLC	Norwegian Krone	1,703,467	Sell	02/07/14	276,842	280,472	(3,630)
Barclays Bank PLC	Norwegian Krone	2,447,961	Sell	02/07/14	396,000	403,051	(7,051)
Barclays Bank PLC	New Zealand Dollar	336,190	Sell	02/07/14	275,000	275,755	(755)
Barclays Bank PLC	Norwegian Krone	2,358,845	Sell	02/07/14	380,048	388,378	(8,330)
Barclays Bank PLC	Swedish Krona	1,848,574	Sell	02/07/14	283,424	287,226	(3,802)
Barclays Bank PLC	Swedish Krona	2,802,932	Sell	02/07/14	429,700	435,512	(5,812)
Barclays Bank PLC	Mexican Peso	3,809,440	Sell	03/07/14	293,000	290,277	2,723
Barclays Bank PLC	Taiwan New Dollar	8,018,560	Sell	03/07/14	272,000	269,105	2,895

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Romanian New Leu	4,811	Sell	03/07/14	$1,452	$1,476	$(24)
Barclays Bank PLC	Russian Ruble	10,015,739	Sell	03/07/14	297,684	301,702	(4,018)
Barclays Bank PLC	Hungarian Forint	9,684,703	Sell	03/07/14	43,236	44,661	(1,425)
Barclays Bank PLC	Mexican Peso	2,274,259	Sell	03/07/14	173,224	173,297	(73)
Barclays Bank PLC	Mexican Peso	12,631,711	Sell	03/07/14	949,060	962,527	(13,467)
Citigroup, Inc.	Japanese Yen	49,631,479	Sell	01/08/14	472,533	471,303	1,230
Citigroup, Inc.	Swedish Krona	1,807,971	Sell	02/07/14	274,000	280,917	(6,917)
Citigroup, Inc.	Norwegian Krone	2,218,822	Sell	02/07/14	362,000	365,324	(3,324)
Citigroup, Inc.	New Zealand Dollar	352,220	Sell	02/07/14	290,000	288,904	1,096
Citigroup, Inc.	Australian Dollar	689,493	Sell	02/07/14	625,000	614,174	10,826
Citigroup, Inc.	Turkish Lira	84,329	Sell	03/07/14	38,506	38,715	(209)
Citigroup, Inc.	Mexican Peso	3,790,275	Sell	03/07/14	291,000	288,816	2,184
Citigroup, Inc.	Chilean Peso	147,451,200	Sell	03/07/14	278,000	278,611	(611)
Citigroup, Inc.	South African Rand	661,064	Sell	03/07/14	62,362	62,444	(82)
Citigroup, Inc.	Czech Koruna	6,054,396	Sell	03/07/14	299,223	305,040	(5,817)
Citigroup, Inc.	South African Rand	78,800	Sell	03/07/14	7,434	7,444	(10)
Credit Suisse Group AG	EU Euro	236,825	Sell	02/07/14	324,000	325,797	(1,797)
Credit Suisse Group AG	Chilean Peso	147,364,000	Sell	03/07/14	277,000	278,447	(1,447)
Deutsche Bank AG	Chinese Offshore Yuan	1,341,261	Sell	01/14/14	212,780	221,381	(8,601)
Deutsche Bank AG	Chinese Offshore Yuan	3,280,737	Sell	01/14/14	526,206	541,501	(15,295)
Deutsche Bank AG	Japanese Yen	11,362,956	Sell	02/07/14	109,000	107,919	1,081
Deutsche Bank AG	EU Euro	396,489	Sell	02/07/14	542,000	545,444	(3,444)
Deutsche Bank AG	Australian Dollar	323,992	Sell	02/07/14	288,333	288,599	(266)
Deutsche Bank AG	Norwegian Krone	3,270,243	Sell	02/07/14	529,000	538,438	(9,438)
Deutsche Bank AG	Australian Dollar	39,371	Sell	02/07/14	34,766	35,070	(304)
Deutsche Bank AG	New Zealand Dollar	221,998	Sell	02/07/14	182,000	182,091	(91)
Deutsche Bank AG	British Pound	124,898	Sell	02/07/14	204,000	206,776	(2,776)
Deutsche Bank AG	EU Euro	442,465	Sell	02/07/14	609,000	608,693	307
Deutsche Bank AG	British Pound	76,299	Sell	02/07/14	125,000	126,317	(1,317)
Deutsche Bank AG	Malaysian Ringgit	761,386	Sell	02/07/14	235,359	231,969	3,390
Deutsche Bank AG	Chilean Peso	209,048,150	Sell	03/07/14	391,000	395,000	(4,000)
Deutsche Bank AG	Mexican Peso	3,400,291	Sell	03/07/14	262,000	259,100	2,900
Deutsche Bank AG	Polish Zloty	1,118,176	Sell	03/07/14	362,397	368,679	(6,282)
Deutsche Bank AG	Taiwan New Dollar	22,665	Sell	03/07/14	765	760	5
Deutsche Bank AG	Israeli New Shekel	91,981	Sell	03/07/14	26,057	26,463	(406)
Deutsche Bank AG	Colombian Peso	8,721,415	Sell	03/07/14	4,449	4,504	(55)
Goldman Sachs & Co.	Brazilian Real	740,526	Sell	03/07/14	305,838	308,972	(3,134)
Goldman Sachs & Co.	Brazilian Real	390,283	Sell	03/07/14	161,187	162,838	(1,651)
JPMorgan Chase & Co.	Canadian Dollar	263,589	Sell	02/07/14	246,000	247,919	(1,919)
JPMorgan Chase & Co.	Australian Dollar	318,170	Sell	02/07/14	281,000	283,414	(2,414)
JPMorgan Chase & Co.	British Pound	161,944	Sell	02/07/14	266,000	268,108	(2,108)
JPMorgan Chase & Co.	Australian Dollar	317,494	Sell	02/07/14	287,000	282,812	4,188
JPMorgan Chase & Co.	British Pound	536,450	Sell	02/07/14	880,000	888,124	(8,124)
JPMorgan Chase & Co.	New Zealand Dollar	61,826	Sell	02/07/14	51,000	50,712	288
JPMorgan Chase & Co.	Swedish Krona	1,808,457	Sell	02/07/14	278,468	280,992	(2,524)
JPMorgan Chase & Co.	Australian Dollar	215,984	Sell	02/07/14	195,000	192,391	2,609
JPMorgan Chase & Co.	Mexican Peso	3,334,250	Sell	03/07/14	257,000	254,067	2,933
JPMorgan Chase & Co.	Mexican Peso	258,325	Sell	03/07/14	19,812	19,684	128
UBS AG	Norwegian Krone	662,868	Sell	02/07/14	109,000	109,140	(140)
UBS AG	EU Euro	785,092	Sell	02/07/14	1,087,000	1,080,039	6,961
UBS AG	EU Euro	673,693	Sell	02/07/14	921,735	926,790	(5,055)
UBS AG	New Zealand Dollar	305,169	Sell	02/07/14	250,000	250,311	(311)
UBS AG	New Zealand Dollar	304,479	Sell	02/07/14	250,000	249,745	255
UBS AG	New Zealand Dollar	133,660	Sell	02/07/14	110,000	109,633	367
UBS AG	Swedish Krona	1,164,338	Sell	02/07/14	178,000	180,911	(2,911)
							$(119,486)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

ING Balanced Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	4	03/06/14	$671,454	$(2,646)
Australia 10-Year Bond	3	03/17/14	307,147	2,713
Australia 3-Year Bond	6	03/17/14	581,521	1,776
Canada 10-Year Bond	8	03/20/14	954,502	(11,870)
Euro-Bund	35	03/06/14	6,700,990	(29,466)
Euro-Schatz	48	03/06/14	7,283,533	(9,477)
Long Gilt	9	03/27/14	1,588,130	(15,740)
S&P 500 E-Mini	71	03/21/14	6,535,905	100,206
U.S. Treasury 2-Year Note	50	03/31/14	10,990,625	(20,437)
U.S. Treasury Long Bond	51	03/20/14	6,543,937	(121,180)
			$42,157,744	$(106,121)
Short Contracts
Euro-Bobl 5-Year	(3)	03/06/14	$(513,537)	$3,645
Short Gilt	(2)	03/27/14	(341,955)	715
U.S. Treasury 10-Year Note	(35)	03/20/14	(4,306,641)	78,289
U.S. Treasury 5-Year Note	(20)	03/31/14	(2,386,250)	10,129
U.S. Treasury Ultra Long Bond	(25)	03/20/14	(3,406,250)	57,395
			$(10,954,633)	$150,173

ING Balanced Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2013:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD	1,036,000	$(90,749)	$(79,471)	$(11,278)
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD	300,000	(26,279)	(22,473)	(3,806)
HSBC	CDX.EM.19	Buy	(5.000)	06/20/18	USD	466,000	(40,819)	(35,036)	(5,783)
							$(157,847)	$(136,980)	$(20,867)

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	Bolivarian Republic of Venezuela	Buy	(5.000)	12/20/18	USD	211,000	$47,547	$33,044	$14,503
Deutsche Bank AG	Republic of Turkey	Buy	(1.000)	06/20/18	USD	215,000	11,215	3,727	7,488
							$58,762	$36,771	$21,991

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

ING Balanced Portfolio Centrally Cleared Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 2.473%	09/16/20	USD	6,100,000	$(30,282)	$(30,282)
				$(30,282)	$(30,282)

ING Balanced Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2013:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 5.390% and pay a floating rate based on the 28-day MXN-TIIE-Banxico Counterparty: Deutsche Bank AG	12/18/18	MXN	7,000,000	$(4,068)	$—	$(4,068)
Receive a fixed rate equal to 5.440% and pay a floating rate based on the 28-day MXN-TIIE-Banxico Counterparty: Deutsche Bank AG	12/18/18	MXN	5,600,000	(2,270)	—	(2,270)
				$(6,338)	$—	$(6,338)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$299
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	341,701
Credit contracts	Upfront payments paid on OTC swap agreements	36,771
Credit contracts	Unrealized appreciation on OTC swap agreements	21,991
Equity contracts	Net Assets — Unrealized appreciation**	100,206
Interest rate contracts	Net Assets — Unrealized appreciation**	154,662
Total Asset Derivatives		$655,630

Liability Derivatives

Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$453,457
Interest rate contracts	Unrealized depreciation on OTC swap agreements	6,338
Credit contracts	Upfront payments received on OTC swap agreements	136,980
Credit contracts	Unrealized depreciation on OTC swap agreements	20,867
Interest rate contracts	Net Assets — Unrealized depreciation**	210,816
Interest rate contracts	Net Assets — Unrealized depreciation***	30,282
Total Liability Derivatives		$858,740

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

***  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Summary Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign Currency Related Transactions**	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$—	$(82,636)	$—	$(82,636)
Equity contracts	—	—	1,545,092	—	—	1,545,092
Foreign exchange contracts	(241,560)	(877,900)	—	—	158,539	(960,921)
Interest rate contracts	45,045	—	11,908	(1,290,270)	(156,418)	(1,389,735)
Total	$(196,515)	$(877,900)	$1,557,000	$(1,372,906)	$2,121	$(888,200)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2013 (CONTINUED)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign Currency Related Transactions**	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$—	$270,119	$—	$270,119
Equity contracts	—	—	(46,469)	—	—	(46,469)
Foreign exchange contracts	35,139	(27,588)	—	—	(56,654)	(49,103)
Interest rate contracts	77,596	—	(171,012)	1,373,869	—	1,280,453
Total	$112,735	$(27,588)	$(217,481)	$1,643,988	$(56,654)	$1,455,000

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	JPMorgan Chase & Co.	UBS AG	Totals
Assets:299
Purchased options	$—	$—	$—	$299	$—	$—	$—	$—	$299
Forward foreign currency contracts	161,042	37,214	28,446	83,860	295	125	13,542	17,177	341,701
Credit default swaps	—	—	—	58,762	—	—	—	—	58,762
Total Assets	$161,042	$37,214	$28,446	$142,921	$295	$125	$13,542	$17,177	$400,762
Liabilities:
Forward foreign currency contracts	$319,983	$31,973	$13,105	$54,854	$4,785	$—	$19,109	$9,648	$453,457
Credit default swaps	—	—	—	117,028	—	40,819	—	—	157,847
Interest rate swaps	—	—	—	6,338	—	—	—	—	6,338
Total Liabilities	$319,983	$31,973	$13,105	$178,220	$4,785	$40,819	$19,109	$9,648	$617,642
Net OTC derivative instruments by counterparty, at fair value	$(158,941)	$5,241	$15,341	$(35,299)	$(4,490)	$(40,694)	$(5,567)	$7,529	$(216,880)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(158,941)	$5,241	$15,341	$(35,299)	$(4,490)	$(40,694)	$(5,567)	$7,529	$(216,880)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE   SUMMARY PORTFOLIO OF INVESTMENTS
ADVANTAGE PORTFOLIO  AS OF DECEMBER 31, 2013

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Consumer Discretionary: 10.1%
38,409	Brinker International, Inc.	$1,779,873	1.0
64,500	Fuji Heavy Industries Ltd.	1,853,663	1.0
50,898	Macy's, Inc.	2,717,953	1.5
26,900	Nike, Inc.	2,115,416	1.2
21,939	Renault S.A.	1,765,579	1.0
34,100	Walt Disney Co.	2,605,240	1.5
603,000	Yue Yuen Industrial Holdings	2,016,264	1.1
56,063	Other Securities	3,295,401	1.8
		18,149,389	10.1
	Consumer Staples: 7.1%
49,338	British American Tobacco PLC	2,648,187	1.5
33,400	CVS Caremark Corp.	2,390,438	1.3
72,200	Japan Tobacco, Inc.	2,349,298	1.3
39,810	Kraft Foods Group, Inc.	2,146,555	1.2
334,230	Tesco PLC	1,856,101	1.0
12,812	Other Securities	1,478,332	0.8
		12,868,911	7.1
	Energy: 9.3%
53,500	Canadian Natural Resources Ltd.	1,810,440	1.0
51,100	ExxonMobil Corp.	5,171,320	2.9
31,799	Lukoil OAO ADR	1,989,256	1.1
23,900	Occidental Petroleum Corp.	2,272,890	1.3
160,138	Statoil ASA	3,893,998	2.1
71,327	Other Securities	1,723,528	0.9
		16,861,432	9.3
	Financials: 23.3%
120,005	AXA S.A.	3,341,867	1.8
214,766	Banco Bilbao Vizcaya Argentaria S.A.	2,656,782	1.5
62,700	Blackstone Group LP	1,975,050	1.1
2,373,000	China Construction Bank	1,796,626	1.0
144,262	Fifth Third Bancorp.	3,033,830	1.7
63,950	Hyundai Marine & Fire Insurance Co., Ltd.	1,970,242	1.1
61,737	JPMorgan Chase & Co.	3,610,380	2.0
34,338	KBC Groep NV	1,952,312	1.1
657,003	Legal & General Group PLC	2,428,597	1.3
70,478	Lincoln National Corp.	3,638,074	2.0
53,685	Macquarie Group Ltd.	2,634,997	1.5
931,600	Mizuho Financial Group, Inc.	2,022,533	1.1
25,200	Prudential Financial, Inc.	2,323,944	1.3
222,113	Regions Financial Corp.	2,196,698	1.2
Shares			Value	Percentage of Net Assets
43,300		Sumitomo Mitsui Financial Group, Inc.	$2,251,746	1.2
4,747,400		Other Securities	4,312,832	2.4
			42,146,510	23.3
		Health Care: 9.2%
42,067		Johnson & Johnson	3,852,917	2.1
39,913		Novartis AG	3,199,002	1.8
92,400		Pfizer, Inc.	2,830,212	1.6
12,183		Roche Holding AG - Genusschein	3,412,778	1.9
34,523		Zimmer Holdings, Inc.	3,217,198	1.8
			16,512,107	9.2
		Industrials: 12.2%
17,500		Boeing Co.	2,388,575	1.3
217,588	@	CNH Industrial NV	2,480,006	1.4
27,545	@	Eaton Corp. PLC	2,096,726	1.2
153,000		General Electric Co.	4,288,590	2.4
155,200		Mitsubishi Corp.	2,979,517	1.6
23,766		Siemens AG	3,258,774	1.8
2,720,682		Other Securities	4,597,574	2.5
			22,089,762	12.2
		Information Technology: 12.2%
11,834		Apple, Inc.	6,640,176	3.7
147,166		EMC Corp.	3,701,225	2.1
146,100		Intel Corp.	3,792,756	2.1
63,613		Microchip Technology, Inc.	2,846,682	1.6
90,232		Oracle Corp.	3,452,276	1.9
229,000		Other Securities	1,491,180	0.8
			21,924,295	12.2
		Materials: 6.3%
24,745		BASF AG	2,641,141	1.4
110,632	@	BHP Billiton PLC	3,432,919	1.9
56,587		Freeport-McMoRan Copper & Gold, Inc.	2,135,594	1.2
65,100		International Paper Co.	3,191,853	1.8
			11,401,507	6.3
		Telecommunication Services: 5.5%
188,493	@	Orange S.A.	2,340,174	1.3
80,700		Mobile Telesystems OJSC ADR	1,745,541	1.0
966,782		Telecom Corp. of New Zealand Ltd.	1,835,141	1.0
53,000		Verizon Communications, Inc.	2,604,420	1.4
68,693		Other Securities	1,422,728	0.8
			9,948,004	5.5

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE   SUMMARY PORTFOLIO OF INVESTMENTS
ADVANTAGE PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Utilities: 3.2%
27,203	DTE Energy Co.	$1,806,007	1.0
35,200	Entergy Corp.	2,227,104	1.2
97,674	Suez Environnement S.A.	1,751,602	1.0
		5,784,713	3.2
	Total Common Stock (Cost $157,863,179)	177,686,630	98.4
PREFERRED STOCK: 0.7%
	Utilities: 0.7%
215,108	Other Securities	1,277,382	0.7
	Total Preferred Stock (Cost $1,388,235)	1,277,382	0.7
	Total Long-Term Investments (Cost $159,251,414)	178,964,012	99.1
SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
1,268,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $1,268,000)	1,268,000	0.7
	Total Short-Term Investments (Cost $1,268,000)	1,268,000	0.7
	Total Investments in Securities (Cost $160,519,414)	$180,232,012	99.8
	Assets in Excess of Other Liabilities	407,574	0.2
	Net Assets	$180,639,586	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

ADR  American Depositary Receipt

Cost for federal income tax purposes is $160,554,450.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$21,307,085
Gross Unrealized Depreciation	(1,629,523)
Net Unrealized Appreciation	$19,677,562

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$10,909,394	$7,239,995	$—	$18,149,389
Consumer Staples	4,536,993	8,331,918	—	12,868,911
Energy	9,254,650	7,606,782	—	16,861,432
Financials	20,869,351	21,277,159	—	42,146,510
Health Care	9,900,327	6,611,780	—	16,512,107
Industrials	12,974,491	9,115,271	—	22,089,762
Information Technology	20,433,115	1,491,180	—	21,924,295
Materials	5,327,447	6,074,060	—	11,401,507
Telecommunication Services	4,349,961	5,598,043	—	9,948,004
Utilities	4,033,111	1,751,602	—	5,784,713
Total Common Stock	102,588,840	75,097,790	—	177,686,630

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE   SUMMARY PORTFOLIO OF INVESTMENTS
ADVANTAGE PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Preferred Stock	$1,277,382	$—	$—	$1,277,382
Short-Term Investments	1,268,000	—	—	1,268,000
Total Investments, at fair value	$105,134,222	$75,097,790	$—	$180,232,012
Other Financial Instruments+
Futures	10,202	—	—	10,202
Total Assets	$105,144,424	$75,097,790	$—	$180,242,214

(1)  For the year ended December 31, 2013, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Portfolio's policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2013, securities valued at $707,474 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

ING Global Value Advantage Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	3	03/21/14	$276,165	$10,202
			$276,165	$10,202

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$10,202
Total Asset Derivatives		$10,202

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$143,186
Total	$143,186
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(19,396)
Total	$(19,396)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 11.1%
1,343,981		Best Buy Co., Inc.	$53,597,962	1.2
1,631,006		Comcast Corp. - Class A	84,755,227	1.9
736,017	@	Delphi Automotive PLC	44,256,702	1.0
1,202,098		Macy's, Inc.	64,192,033	1.4
857,836		Nike, Inc.	67,460,223	1.5
882,470		Starbucks Corp.	69,176,823	1.5
980,125		Walt Disney Co.	74,881,550	1.7
72,816		Other Securities	38,794,909	0.9
			497,115,429	11.1
		Consumer Staples: 9.5%
560,278		Costco Wholesale Corp.	66,678,685	1.5
896,256		CVS Caremark Corp.	64,145,042	1.4
1,022,830		Kraft Foods Group, Inc.	55,150,994	1.2
1,474,385		Mondelez International, Inc.	52,045,790	1.2
989,143		Procter & Gamble Co.	80,526,132	1.8
1,515,219		Other Securities	106,582,119	2.4
			425,128,762	9.5
		Energy: 11.6%
1,385,452		Canadian Natural Resources Ltd.	46,883,696	1.1
319,637		EOG Resources, Inc.	53,647,874	1.2
1,601,858		ExxonMobil Corp.	162,108,030	3.6
944,526		Halliburton Co.	47,934,694	1.1
541,900		Hess Corp.	44,977,700	1.0
569,775		Occidental Petroleum Corp.	54,185,603	1.2
508,291		Range Resources Corp.	42,854,014	1.0
1,295,723		Other Securities	66,253,989	1.4
			518,845,600	11.6
		Financials: 17.0%
6,025,968		Bank of America Corp.	93,824,322	2.1
1,367,376		Blackstone Group LP	43,072,344	1.0
1,713,794		Citigroup, Inc.	89,305,805	2.0
2,773,053		Fifth Third Bancorp.	58,317,305	1.3
850,550		Gaming and Leisure Properties, Inc.	43,216,445	1.0
1,482,195	@	Invesco Ltd.	53,951,898	1.2
1,802,857		JPMorgan Chase & Co.	105,431,077	2.3
837,806		Prudential Financial, Inc.	77,262,469	1.7
5,469,454		Regions Financial Corp.	54,092,900	1.2
554,016		Travelers Cos., Inc.	50,160,609	1.1
1,669,727	@	XL Group PLC	53,164,108	1.2
905,626		Other Securities	42,501,028	0.9
			764,300,310	17.0
Shares			Value	Percentage of Net Assets
		Health Care: 12.0%
453,683	@	Actavis PLC	$76,218,744	1.7
648,287		Amgen, Inc.	74,008,444	1.7
1,156,504	@	Gilead Sciences, Inc.	86,911,275	1.9
1,410,920		Johnson & Johnson	129,226,163	2.9
1,725,100		Merck & Co., Inc.	86,341,255	1.9
490,651		Zimmer Holdings, Inc.	45,723,767	1.0
1,022,867		Other Securities	39,206,492	0.9
			537,636,140	12.0
		Industrials: 11.2%
657,509		Boeing Co.	89,743,403	2.0
816,283		Fluor Corp.	65,539,362	1.5
646,932		General Dynamics Corp.	61,814,353	1.4
327,080		Roper Industries, Inc.	45,359,454	1.0
492,478		Union Pacific Corp.	82,736,304	1.8
1,901,539		Other Securities	158,919,685	3.5
			504,112,561	11.2
		Information Technology: 17.7%
347,285		Apple, Inc.	194,865,086	4.3
696,067	@	Cognizant Technology Solutions Corp.	70,288,846	1.6
2,506,711		EMC Corp.	63,043,782	1.4
119,276	@	Google, Inc. - Class A	133,673,806	3.0
269,274		International Business Machines Corp.	50,507,724	1.1
1,034,206	L	Microchip Technology, Inc.	46,280,718	1.0
1,733,502		NetApp, Inc.	71,316,272	1.6
2,814,145		Oracle Corp.	107,669,188	2.4
3,099,801		Other Securities	59,134,308	1.3
			796,779,730	17.7
		Materials: 2.7%
497,099		Monsanto Co.	57,936,888	1.3
1,263,873		Other Securities	64,388,288	1.4
			122,325,176	2.7
		Telecommunication Services: 2.3%
2,126,276		Verizon Communications, Inc.	104,485,203	2.3
		Utilities: 3.0%
2,718,550		Other Securities	133,474,223	3.0
		Total Common Stock (Cost $3,182,322,493)	4,404,203,134	98.1
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
		Utilities: —%
20,000,000	X	Mirant Corp. Escrow Shares	$—	—
10,000,000	X	Southern Energy Escrow Shares	—	—
		Total Corporate Bonds/Notes (Cost $—)	—	—
		Total Long-Term Investments (Cost $3,182,322,493)	4,404,203,134	98.1
SHORT-TERM INVESTMENTS: 2.6%
		Securities Lending Collateralcc(1): 0.4%
4,106,566		Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $4,106,573, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $4,188,705, due 01/31/14-01/01/44)	4,106,566	0.1
864,531		Barclays Bank PLC, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $864,531, collateralized by various U.S. Government Securities, 0.000%-4.750%, Market Value plus accrued interest $881,822, due 05/15/14-08/15/43)	864,531	0.0
Principal Amount†		Value	Percentage of Net Assets
4,106,566	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $4,106,568, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $4,188,697, due 01/15/14-05/01/51)	$4,106,566	0.1
4,106,566	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $4,106,571, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $4,188,697, due 12/15/15-08/15/53)	4,106,566	0.1
4,106,566	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $4,106,571, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $4,188,705, due 03/28/14-04/15/30)	4,106,566	0.1
		17,290,795	0.4

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
99,321,186	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $99,321,186)	$99,321,186	2.2
	Total Short-Term Investments (Cost $116,611,981)	116,611,981	2.6
	Total Investments in Securities (Cost $3,298,934,474)	$4,520,815,115	100.7
	Liabilities in Excess of Other Assets	(29,886,092)	(0.7)
	Net Assets	$4,490,929,023	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2013.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $3,323,019,695.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,234,653,557
Gross Unrealized Depreciation	(36,858,137)
Net Unrealized Appreciation	$1,197,795,420

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock*	$4,404,203,134	$—	$—	$4,404,203,134
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	99,321,186	17,290,795	—	116,611,981
Total Investments, at fair value	$4,503,524,320	$17,290,795	$—	$4,520,815,115
Other Financial Instruments+
Futures	1,781,356	—	—	1,781,356
Total Assets	$4,505,305,676	$17,290,795	$—	$4,522,596,471

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

ING Growth and Income Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	518	03/21/14	$47,684,490	$1,781,356
			$47,684,490	$1,781,356

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,781,356
Total Asset Derivatives		$1,781,356

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(647,326)
Total	$(647,326)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,781,356
Total	$1,781,356

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 27.1%
		Basic Materials: 1.5%
1,980,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	$1,989,478	0.1
2,443,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	2,352,182	0.1
1,580,000	#	Samarco Mineracao SA, 5.750%, 10/24/23	1,568,150	0.1
2,937,000	#	Xstrata Finance Canada Ltd., 4.250%, 10/25/22	2,801,334	0.1
1,444,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	1,463,098	0.1
21,013,000		Other Securities	20,505,608	1.0
			30,679,850	1.5
		Communications: 3.3%
1,500,000	#	COX Communications, Inc., 4.500%, 06/30/43	1,209,311	0.1
2,940,000		News America, Inc., 3.000%, 09/15/22	2,764,688	0.1
1,772,000	#	News America, Inc., 4.000%, 10/01/23	1,751,999	0.1
2,350,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	2,655,500	0.1
7,550,000		Time Warner, Inc., 4.050%-6.500%, 12/15/23-12/15/43	7,682,082	0.4
7,640,000		Verizon Communications, Inc., 5.150%, 09/15/23	8,205,818	0.4
3,532,000		Verizon Communications, Inc., 6.550%, 09/15/43	4,133,210	0.2
38,752,000		Other Securities	38,370,673	1.9
			66,773,281	3.3
		Consumer, Cyclical: 1.0%
1,505,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,568,963	0.1
1,760,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	1,711,600	0.1
18,711,000		Other Securities(a)	17,627,526	0.8
			20,908,089	1.0
Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical: 2.5%
2,026,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	$2,048,584	0.1
2,835,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	2,749,950	0.1
2,890,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	3,124,812	0.2
2,689,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	2,674,127	0.1
3,777,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	3,748,446	0.2
1,756,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	1,736,399	0.1
33,997,000		Other Securities	33,974,073	1.7
			50,056,391	2.5
		Energy: 2.8%
3,265,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	3,681,288	0.2
3,770,000		Energy Transfer Partners L.P., 9.700%, 03/15/19	4,884,046	0.2
4,000,000	±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
48,110,000		Other Securities(a)	48,318,573	2.4
			56,883,907	2.8
		Financial: 12.1%
7,036,400	L	Aegon NV, 2.956%, 07/29/49	6,030,054	0.3
6,383,000		American International Group, Inc., 3.375%-8.175%, 01/16/18-05/15/68	7,293,679	0.4
12,029,000		Bank of America Corp., 2.600%- 8.000%, 01/15/19- 12/29/49	12,078,952	0.6
3,674,000	#	BPCE SA, 5.700%, 10/22/23	3,792,597	0.2
12,633,000		Citigroup, Inc., 1.700%-5.900%, 07/25/16-12/29/49	12,608,462	0.6
4,321,000		Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	4,581,677	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financial (continued)
1,339,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	$1,775,849	0.1
6,170,000	#	Credit Suisse AG, 6.500%, 08/08/23	6,578,762	0.3
2,500,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	2,644,500	0.2
1,325,000		ERP Operating L.P., 3.000%, 04/15/23	1,210,341	0.1
2,912,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	2,871,436	0.1
8,546,000		General Electric Capital Corp., 3.150%-7.125%, 10/17/16-12/15/49	9,108,165	0.4
4,564,000		Goldman Sachs Group, Inc./The, 1.838%-2.900%, 07/19/18-11/29/23	4,646,077	0.2
6,991,000		Goldman Sachs Group, Inc., 2.375%-6.750%, 01/22/18-10/01/37	7,141,258	0.4
4,428,000		Hartford Financial Services Group, Inc., 5.125%- 8.125%, 04/15/22- 03/30/40	5,127,128	0.3
2,489,000	#	HBOS PLC, 6.750%, 05/21/18	2,826,571	0.1
3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	3,995,513	0.2
5,801,000		Intesa Sanpaolo SpA, 3.125%- 3.875%, 01/15/16- 01/15/19	5,809,322	0.3
5,132,000		JPMorgan Chase & Co., 3.375%- 6.000%, 05/01/23- 12/29/49	4,868,868	0.2
3,133,000	#	Macquarie Group Ltd., 3.000%, 12/03/18	3,122,285	0.2
9,486,000		Morgan Stanley, 2.125%-5.000%, 03/22/17-11/24/25	9,550,122	0.5
2,294,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	2,220,078	0.1
Principal Amount†			Value	Percentage of Net Assets
2,390,000	#	Simon Property Group L.P., 1.500%, 02/01/18	$2,323,008	0.1
5,822,000		SLM Corp., 4.875%-6.000%, 01/25/17-06/17/19	6,021,034	0.3
3,859,000	#	Societe Generale SA, 7.875%, 12/29/49	3,886,978	0.2
4,033,000	#	Standard Chartered PLC, 5.200%, 01/26/24	4,026,309	0.2
1,740,000		Wells Fargo & Co., 3.450%, 02/13/23	1,645,623	0.1
7,176,000		Wells Fargo & Co., 5.375%, 11/02/43	7,349,982	0.3
97,999,000		Other Securities	98,706,816	4.9
			243,841,446	12.1
		Industrial: 0.7%
1,630,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	1,592,586	0.1
1,445,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,647,300	0.1
10,259,000		Other Securities	10,536,124	0.5
			13,776,010	0.7
		Technology: 1.2%
5,134,000		EMC Corp./MA, 1.875%-3.375%, 06/01/18-06/01/23	5,020,276	0.2
19,747,000		Other Securities	19,496,249	1.0
			24,516,525	1.2
		Utilities: 2.0%
2,192,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	2,507,876	0.1
1,394,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	1,422,214	0.1
131,737	#	Juniper Generation, LLC, 6.790%, 12/31/14	127,369	0.0
2,236,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	2,097,990	0.1
33,414,000		Other Securities	34,944,008	1.7
			41,099,457	2.0
		Total Corporate Bonds/Notes (Cost $545,943,763)	548,534,956	27.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.3%
3,315,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	$3,449,067	0.2
2,700,000	#	Arkle Master Issuer PLC, 1.938%, 05/17/60	2,743,362	0.1
3,130,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	3,254,061	0.2
2,550,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	2,694,182	0.1
1,900,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	1,895,791	0.1
1,590,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 07/10/43	1,649,735	0.1
1,849,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.412%, 03/11/41	1,835,748	0.1
1,520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.412%, 03/11/41	1,549,298	0.1
2,630,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.783%, 11/10/38	2,790,894	0.1
8,248,454		BCAP LLC Trust 2007-AA2, 0.375%, 05/25/47	5,718,439	0.3
642,947		Bear Stearns Alternative-A Trust, 0.805%, 07/25/34	614,705	0.0
3,134,797		Bear Stearns ARM Trust 2006-2, 2.702%, 07/25/36	2,612,349	0.1
4,170,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.695%, 06/11/41	4,211,277	0.2
Principal Amount†			Value	Percentage of Net Assets
3,060,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	$3,134,067	0.2
3,050,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	3,012,511	0.1
1,277,040		Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	1,247,633	0.1
900,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	907,570	0.0
14,404,906	#,^	Citigroup Commercial Mortgage Trust, 2.237%, 09/10/45	1,652,668	0.1
5,501,894	#	Citigroup Mortgage Loan Trust 2010-7, 6.335%, 12/25/35	5,374,295	0.3
3,689,654		Citigroup Mortgage Loan Trust, Inc., 2.845%, 09/25/37	3,048,075	0.1
15,123,574	^	Commercial Mortgage Pass Through Certificates, 1.929%, 12/10/45	1,601,679	0.1
52,131,250	^	Commercial Mortgage Trust, 1.473%, 08/10/46	4,256,767	0.2
16,947,608	^	Commercial Mortgage Trust, 1.800%, 01/10/46	1,624,689	0.1
9,248,414	^	Commercial Mortgage Trust, 1.942%, 08/15/45	1,020,774	0.1
21,490,807	^	Commercial Mortgage Trust, 2.231%, 05/15/45	2,570,685	0.1
54,306,000	#,^	Commercial Mortgage Trust, 0.598%, 10/15/45	2,529,193	0.1
2,080,000	#	Commercial Mortgage Trust, 5.234%, 01/05/36	2,073,206	0.1
7,346,920		Commercial Mortgage Trust, 5.218%-6.118%, 07/15/44-12/10/49	7,320,244	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
9,385,257		Countrywide Alternative Loan Trust, 0.285%- 5.500%, 12/25/35- 06/25/36	$7,992,973	0.4
359,856	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	360,886	0.0
1,610,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.597%, 04/12/49	1,641,435	0.1
14,538,248		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.285%- 0.355%, 08/25/36- 10/25/36	8,747,582	0.4
3,445,499		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	2,889,919	0.1
3,460,533	^	First Horizon Alternative Mortgage Securities, 6.535%, 12/25/36	745,696	0.0
7,038,484		First Horizon Alternative Mortgage Securities, 0.465%-6.000%, 08/25/36-02/25/37	5,174,099	0.3
4,205,525	#	Fosse Master PLC, 1.646%, 10/18/54	4,257,447	0.2
1,462,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.292%, 05/10/43	916,089	0.1
1,280,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	1,281,859	0.1
1,161,181	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Trust, 6.273%, 04/10/40	1,176,313	0.0
1,226,406	#	Gracechurch Mortgage Financing PLC, 1.787%, 11/20/56	1,241,314	0.1
Principal Amount†			Value	Percentage of Net Assets
539,573	#	Greenwich Capital Commercial Funding Corp., 5.911%, 01/05/36	$539,475	0.0
1,504,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.815%, 08/10/38	1,496,638	0.1
16,913,016	^	GS Mortgage Securities Corp. II, 2.386%, 11/10/45	2,230,200	0.1
17,630,481	^	GS Mortgage Securities Corp. II, 2.596%, 05/10/45	2,270,277	0.1
2,450,000	#	GS Mortgage Securities Trust 2011-GC3, 5.543%, 03/10/44	2,498,011	0.1
2,885,602	#	Holmes Master Issuer PLC, 1.794%, 10/15/54	2,912,978	0.2
1,625,707		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	1,379,722	0.1
3,020,000	#	JP Morgan Chase Com Mort Sec Corp. Ps Thr Certs Ser 2003-LN1, 5.471%, 10/15/37	2,928,565	0.2
1,060,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.307%, 05/15/41	1,009,912	0.1
77,558,610	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.681%, 01/15/46	2,240,723	0.1
21,227,848	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.945%, 12/15/47	2,227,525	0.1
15,180,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	408,712	0.0
5,730,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.947%, 04/15/30	5,707,679	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
2,500,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.567%, 10/15/30	$2,507,195	0.1
2,410,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.027%, 08/12/40	2,462,889	0.1
2,671,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.835%, 01/15/38	2,712,332	0.1
475,796	#	Lanark Master Issuer PLC, 1.638%, 12/22/54	483,450	0.0
1,710,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	1,780,430	0.1
3,560,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	3,620,460	0.2
35,333,325	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	894,820	0.0
1,310,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.247%, 02/15/40	1,231,972	0.1
2,120,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	2,197,096	0.1
2,920,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	3,040,859	0.1
2,175,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	2,163,560	0.1
148,763,964	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	2,725,787	0.2
34,926,195	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	576,796	0.0
2,000,000	#	LB-UBS Commercial Mortgage Trust, 5.237%, 10/15/36	2,042,093	0.1
2,120,000	#	LB-UBS Commercial Mortgage Trust, 5.537%, 10/15/36	1,799,803	0.1
Principal Amount†			Value	Percentage of Net Assets
4,210,000	#	LB-UBS Commercial Mortgage Trust, 5.979%, 09/15/39	$4,381,689	0.2
4,450,000	#	LB-UBS Commercial Mortgage Trust, 5.979%, 09/15/39	4,665,547	0.2
4,040,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	3,845,221	0.2
19,797,062	#,^	UBS-Barclays Commercial Mortgage Trust, 1.792%, 05/10/63	1,775,121	0.1
5,620,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%- 4.983%, 07/15/40	5,613,668	0.3
5,850,000		LB-UBS Commercial Mortgage Trust, 5.323%-5.350%, 11/15/40	6,072,991	0.3
53,824,838	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.747%, 02/15/46	5,368,958	0.3
22,624,900	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.510%, 12/15/48	1,607,309	0.1
38,581,835	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.887%, 08/15/45	3,694,137	0.2
13,465,263	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.170%, 11/15/45	1,467,155	0.0
846,250	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	844,048	0.1
800,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	799,432	0.0
1,954,000		Morgan Stanley Capital I Trust 2004-IQ7, 5.385%, 06/15/38	1,976,155	0.1
2,160,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	1,922,585	0.1
1,315,000		Morgan Stanley Capital I Trust 2007-TOP25, 5.574%, 11/12/49	1,310,622	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
3,240,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	$3,276,722	0.2
2,010,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	1,944,970	0.1
2,575,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	2,665,529	0.2
2,585,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	2,591,211	0.1
718,400	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	738,741	0.0
301,020	#	Morgan Stanley Capital I, 7.350%, 07/15/32	313,780	0.0
3,490,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 5.980%, 09/15/37	3,668,021	0.2
1,520,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.838%, 09/15/37	1,469,634	0.0
1,160,000	#	Morgan Stanley Dean Witter Capital I, 7.422%, 07/15/33	1,169,203	0.0
2,668,923		Morgan Stanley Mortgage Loan Trust 2006-3AR, 2.835%, 03/25/36	2,098,446	0.1
6,690,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.172%-5.271%, 07/13/15-08/13/42	6,432,354	0.3
11,230,000		Morgan Stanley Capital I, 5.073%- 5.336%, 06/15/40- 08/13/42	11,487,563	0.6
2,890,000	#	Nationslink Funding Corp. 1999-ltl-1, 6.450%, 01/22/26	3,091,961	0.2
4,370,000	#	N-Star Real Estate CDO Ltd., 2.015%, 08/25/29	4,372,469	0.2
49,242,415	#,^	RBSCF Trust, 0.956%, 04/15/24	409,968	0.0
4,000,000	#	Silverstone Master Issuer PLC, 1.792%, 01/21/55	4,061,960	0.2
Principal Amount†			Value	Percentage of Net Assets
4,715,000	#	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, 5.410%, 03/15/42	$4,743,667	0.2
3,060,000		Wachovia Bank Commercial Mortgage Trust, 5.413%, 12/15/43	2,956,468	0.2
2,002,052		WaMu Mortgage Pass Through Certificates, 1.831%, 10/25/36	1,599,500	0.1
4,919,933		WaMu Mortgage Pass-Through Certificates Series 2007-HY7 Trust, 2.277%, 07/25/37	4,094,472	0.2
1,729,370		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	1,831,748	0.1
3,001,705		Wells Fargo Alternative Loan Trust, 6.250%, 07/25/37	2,623,016	0.1
17,599,437	#,^	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.231%, 08/15/45	2,052,098	0.1
3,292,248		Wells Fargo Mortgage Backed Securities 2006-AR6 Trust, 2.619%, 03/25/36	3,236,058	0.2
27,799,570	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.591%, 06/15/45	2,617,385	0.1
822,774		Wells Fargo Mortgage-Backed Securities Trust, 5.000%, 12/25/33	827,404	0.1
3,397,979	#	Wells Fargo Mortgage-Backed Securities Trust, 5.236%, 06/26/35	3,210,730	0.2
2,789,974		Wells Fargo Mortgage Backed Securities Trust, 5.044%-5.573%, 05/25/35-04/25/36	2,752,592	0.1
10,954,617		Other Securities	10,600,519	0.5
		Total Collateralized Mortgage Obligations (Cost $301,733,655)	309,191,362	15.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 13.5%
		U.S. Treasury Bonds: 2.8%
60,652,000		3.625%, due 08/15/43	$57,055,518	2.8
		U.S. Treasury Notes: 10.7%
40,855,000		0.250%, due 12/31/15	40,748,082	2.0
67,936,000		0.625%, due 12/15/16	67,657,327	3.4
2,425,000		1.375%, due 09/30/18	2,394,215	0.1
54,429,000		1.500%, due 12/31/18	53,789,024	2.7
22,805,000		2.375%, due 12/31/20	22,689,196	1.1
29,812,000		2.750%, due 11/15/23	29,115,621	1.4
			216,393,465	10.7
		Total U.S. Treasury Obligations (Cost $276,144,642)	273,448,983	13.5
U.S. GOVERNMENT AGENCY OBLIGATIONS: 23.1%
		Federal Home Loan Mortgage Corporation##: 8.1%
7,065,796		3.000%, due 02/01/27	7,213,599	0.3
5,000,000	^	4.000%, due 11/15/38	1,493,870	0.1
5,062,000	W	4.000%, due 08/15/40	5,200,018	0.3
6,559,025		4.000%, due 10/01/41	6,753,748	0.3
7,546,991		4.000%, due 12/01/41	7,771,605	0.4
4,953,732		4.500%, due 10/01/41	5,258,352	0.3
1,271,727	^	4.896%, due 03/15/33	1,345,252	0.1
4,543,808		5.000%, due 02/15/35	4,940,048	0.2
4,351,366	^	5.000%, due 02/15/40	868,232	0.0
14,526,771		5.500%, due 02/15/36	15,798,546	0.8
6,464,125		5.500%, due 08/15/36	7,016,530	0.3
6,063,646		5.500%, due 06/15/37	6,611,269	0.3
6,925,459		5.500%, due 07/15/37	7,512,253	0.4
5,948,129	^	5.833%, due 05/15/36	741,278	0.0
7,410,497	^	5.883%, due 07/15/40	1,168,272	0.1
1,282,395	^	6.000%, due 04/15/33	285,143	0.0
14,840,110		6.000%, due 10/15/37	16,303,041	0.8
Principal Amount†			Value	Percentage of Net Assets
5,213,866	^	6.318%, due 06/15/36	$816,826	0.0
15,636,837	^	6.383%, due 05/15/41	3,175,258	0.2
5,684,330	^	6.433%, due 09/15/33	931,213	0.0
9,540,625	^	6.433%, due 12/15/39	1,424,234	0.1
21,851,666	^	6.533%, due 11/15/25	3,533,473	0.2
54,630,501		2.375%-19.360%, due 08/15/16- 01/15/42	58,581,084	2.9
			164,743,144	8.1
		Federal National Mortgage Association##: 11.7%
24,583,000	W	2.500%, due 01/15/28	24,337,170	1.2
11,711,799	^	3.000%, due 10/25/32	1,516,215	0.1
18,494,000	W	3.000%, due 09/25/42	17,562,076	0.8
8,764,105		3.000%, due 05/01/43	8,345,399	0.4
9,167,000	W	3.500%, due 01/25/26	9,589,184	0.5
36,143,000	W	3.500%, due 06/25/42	35,914,284	1.8
1,969,661	^	4.000%, due 11/01/18	123,199	0.0
17,491,000	W	4.000%, due 08/25/40	18,010,264	0.9
10,046,343		4.000%, due 07/01/42	10,366,436	0.5
1,353,482	^	4.000%, due 08/25/43	272,889	0.0
8,034,744		4.500%, due 09/01/41	8,532,690	0.4
5,335,013		4.500%, due 10/01/41	5,665,631	0.3
5,998,074	^	5.000%, due 05/25/18	416,215	0.0
7,309,402		5.000%, due 07/01/37	7,969,151	0.4
13,153,957	^	5.500%, due 11/25/40	2,251,815	0.1
2,054,479	^	6.000%, due 08/25/33	423,253	0.0
8,142,084	^	6.285%, due 02/25/42	1,559,738	0.1
3,021,634	^	6.535%, due 08/25/26	428,094	0.0
10,066,705	^	6.575%, due 01/25/37	1,743,320	0.1
24,514,786	^	6.585%, due 10/25/35	4,200,089	0.2
72,080,125		2.212%-32.627%, due 06/01/16- 07/01/42	78,322,853	3.9
			237,549,965	11.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Government National Mortgage Association: 3.3%
8,631,000		3.000%, due 01/15/43	$8,341,727	0.4
16,252,810	^	4.000%, due 08/16/26	2,226,911	0.1
12,864,266	^	4.500%, due 12/20/37	1,610,953	0.1
6,142,932		4.500%, due 05/20/39	6,542,560	0.3
5,412,505		4.500%, due 08/20/41	5,810,818	0.3
12,051,224	^	5.000%, due 06/16/39	270,613	0.0
4,845,670	^	5.000%, due 11/20/39	911,850	0.0
6,292,863	^	5.000%, due 10/20/40	1,078,776	0.1
10,565,894	^	5.683%, due 06/20/40	1,624,527	0.1
8,973,483	^	6.033%, due 06/20/38	975,314	0.0
14,637,794	^	6.033%, due 04/20/39	2,043,558	0.1
10,244,768	^	6.133%, due 05/20/39	1,162,376	0.1
7,255,969	^	6.233%, due 04/20/38	1,020,021	0.1
4,643,699	^	6.333%, due 05/16/38	740,579	0.0
12,638,701	^	6.333%, due 01/16/39	2,177,024	0.1
8,426,514	^	6.483%, due 09/16/40	1,498,022	0.1
3,600,440	^	6.603%, due 02/16/35	663,096	0.0
9,161,374	^	6.833%, due 04/20/36	1,053,115	0.1
23,522,119		1.625%-24.689%, due 04/20/28- 10/20/60	25,978,382	1.3
			65,730,222	3.3
		Total U.S. Government Agency Obligations (Cost $452,351,947)	468,023,331	23.1
ASSET-BACKED SECURITIES: 9.7%
		Automobile Asset-Backed Securities: 1.0%
4,700,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	4,730,409	0.2
2,500,000	#	Motor PLC, 1.286%, 02/25/20	2,502,970	0.1
1,000,000		SMART Trust/ Australia, 1.180%, 02/14/19	987,700	0.0
3,300,000		SMART Trust, 1.050%, 10/14/18	3,279,847	0.2
Principal Amount†			Value	Percentage of Net Assets
4,250,000	#	Smart Trust, 1.590%, 10/14/16	$4,279,865	0.2
4,890,000		Other Securities	5,010,629	0.3
			20,791,420	1.0
		Credit Card Asset-Backed Securities: 0.5%
4,200,000	#	Cards II Trust, 0.617%, 09/15/17	4,206,489	0.2
5,400,000	#	Gracechurch Card Funding PLC, 0.867%, 02/15/17	5,423,366	0.3
			9,629,855	0.5
		Home Equity Asset-Backed Securities: 0.4%
14,440,859		GSAA Trust, 0.225%-0.255%, 10/25/36-12/25/36	7,342,110	0.4
874,027		Other Securities	863,688	0.0
			8,205,798	0.4
		Other Asset-Backed Securities: 7.8%
982,120	#	Aimco CDO, 0.492%, 10/20/19	969,603	0.0
1,000,000	#	Apidos CDO I Ltd., 0.988%, 07/27/17	993,437	0.1
3,060,000	#	Apidos CDO II, 1.038%, 12/21/18	2,982,187	0.1
2,200,000	#	Ares VIR CLO Ltd., 2.142%, 03/12/18	2,184,358	0.1
4,985,725	#	Ares VR CLO Ltd., 2.138%, 02/24/18	4,894,611	0.3
4,315,000	#	Ares XII CLO Ltd., 2.238%, 11/25/20	4,274,176	0.2
324,575	#	Atrium CDO Corp., 0.566%, 10/27/16	323,928	0.0
1,750,000	#	Atrium CDO Corp., 0.816%, 10/27/16	1,735,519	0.1
1,525,000	#	Atrium III, 2.236%, 10/27/16	1,501,874	0.1
1,250,000	#	Atrium IV, 2.092%, 06/08/19	1,238,391	0.1
3,000,000	#	Atrium V, 0.927%, 07/20/20	2,858,910	0.1
1,600,000	#	Babson CLO, Inc. 2005-II, 0.942%, 07/20/19	1,551,040	0.1
1,900,000	#	Ballyrock CLO 2006-1 Ltd., 1.738%, 08/28/19	1,872,706	0.1
3,975	#	Ballyrock CLO III Ltd., 0.968%, 07/25/17	3,974	0.0
1,549,061	#	Black Diamond CLO 2005-1 Delaware Corp., 0.665%, 06/20/17	1,498,597	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Other Asset-Backed Securities (continued)
2,500,000	#	Callidus Debt Partners CLO Fund VII Ltd., 1.742%, 01/21/21	$2,494,223	0.1
4,250,000	#	Callidus Debt Partners CLO Fund VII Ltd., 2.492%, 01/21/21	4,233,765	0.2
2,050,000	#	Callidus Debt Partners CLO Fund VII Ltd., 3.692%, 01/21/21	2,047,913	0.1
3,500,000	#	Castle Garden Funding, 0.989%, 10/27/20	3,451,731	0.2
1,000,000	#	Castle Garden Funding, 4.989%, 10/27/20	1,001,356	0.0
1,700,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,844,842	0.1
4,500,000	#	CIFC Funding 2006-I Ltd., 0.642%, 10/20/20	4,378,351	0.2
4,500,000	#	CIFC Funding 2006-II Ltd., 1.839%, 03/01/21	4,329,585	0.2
1,075,474	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	1,083,745	0.1
700,000	#	Dryden VIII Leveraged Loan CDO 2005, 0.958%, 05/22/17	696,378	0.1
4,800,000	#	Dryden VIII Leveraged Loan CDO 2005, 1.988%, 05/22/17	4,706,386	0.2
4,250,000	#	Eaton Vance CDO IX Ltd., 0.892%, 04/20/19	4,103,303	0.2
2,760,000	#	Emporia Preferred Funding I Corp., 2.394%, 10/12/18	2,747,975	0.1
2,023,919	#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	2,015,293	0.1
5,969,144		FBR Securitization Trust, 0.845%, 10/25/35	5,070,507	0.2
2,575,000	#	Fraser Sullivan CLO II Ltd., 0.645%, 12/20/20	2,484,141	0.1
2,500,000	#	Fraser Sullivan CLO II Ltd., 0.965%, 12/20/20	2,408,750	0.1
Principal Amount†			Value	Percentage of Net Assets
447,007	#	Gulf Stream - Compass CLO 2005-I Ltd., 0.991%, 05/15/17	$446,324	0.0
6,100,000	#	Gulf Stream - Compass CLO 2005-I Ltd., 2.141%, 05/15/17	6,038,793	0.3
3,000,000	#	Gulf Stream - Compass CLO 2005-II Ltd., 1.038%, 01/24/20	2,969,202	0.2
3,475,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 2.238%, 10/28/19	3,428,581	0.2
3,150,000	#	Gulf Stream - Compass CLO 2007-I Ltd., 3.688%, 10/28/19	3,151,042	0.1
4,100,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.579%, 08/21/20	4,047,504	0.2
2,850,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.939%, 08/21/20	2,732,908	0.1
5,745,000	#	Gulf Stream - Sextant CLO 2006-1 Ltd., 1.839%, 08/21/20	5,582,801	0.3
2,225,000	#	Halcyon Structured Asset Management Long Secured/ Short Unsecured 2007-1 Ltd., 0.688%, 08/07/21	2,154,325	0.1
1,855,000	#	Halcyon Structured Asset Management Long Secured/ Short Unsecured 2007-1 Ltd., 2.538%, 08/07/21	1,822,037	0.1
850,000	#	Hewett's Island Clo IV Ltd., 0.989%, 05/09/18	844,403	0.0
1,600,000	#	Hewett's Island Clo IV Ltd., 1.889%, 05/09/18	1,579,154	0.1
1,880,000	#	Invitation Homes 2013-SFR1 Trust, 2.014%, 12/17/30	1,885,595	0.1
9,750,000	#	Jefferies Loan Trust 2013-A Class A, 3.698%, 11/02/14	9,750,000	0.5
1,500,000	#	Landmark VI CDO Ltd, 0.744%, 01/14/18	1,454,947	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Other Asset-Backed Securities (continued)
2,740,000		Madison Park Funding I Ltd., 4.989%, 05/10/19	$2,742,296	0.1
3,740,000	#	Madison Park Funding I Ltd., 2.139%, 05/10/19	3,756,568	0.2
1,926,347	#	Mesa West Capital CDO Ltd., 0.425%, 02/25/47	1,895,526	0.1
1,250,000	#	Morgan Stanley Investment Management Croton Ltd, 0.694%, 01/15/18	1,221,742	0.1
1,500,000	#	Oak Hill Credit Partners IV Ltd, 1.938%, 05/17/21	1,479,050	0.1
800,000	#	Silverado CLO 2006-I Ltd., 1.996%, 04/11/20	766,616	0.0
900,000	#	Stanfield Arnage CLO Ltd., 2.436%, 08/27/21	886,948	0.0
2,100,000	#	Stanfield Bristol CLO Ltd, 0.691%, 10/15/19	2,072,238	0.1
3,900,000	#	Stanfield Veyron CLO Ltd., 0.924%, 07/15/18	3,776,713	0.2
2,010,000	#	Trade MAPS 1 Ltd., 2.420%, 12/10/18	2,023,819	0.1
2,875,000	#	WhiteHorse III Ltd./ Corp, 0.992%, 05/01/18	2,850,344	0.2
500,000	#	WhiteHorse III Ltd/ Corp, 2.092%, 05/01/18	490,292	0.0
9,312,293		Other Securities	8,826,048	0.4
			158,657,371	7.8
		Total Asset-Backed Securities (Cost $195,754,827)	197,284,444	9.7
Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.2%
		Financials: 0.2%
140,000	P	Wells Fargo & Co.	$3,299,800	0.2
		Total Preferred Stock (Cost $3,500,000)	3,299,800	0.2
Shares		Value	Percentage of Net Assets
INVESTMENT COMPANIES: 13.7%
	Affiliated Investment Companies: 13.7%
4,388,221	ING Emerging Markets Corporate Debt Fund - Class P	$42,258,565	2.1
10,736,670	ING Emerging Markets Hard Currency Sovereign Debt Fund - Class P	99,206,835	4.9
5,640,005	ING Emerging Markets Local Currency Debt Fund - Class P	49,180,846	2.4
1,051,012	ING Floating Rate Fund - Class P	10,751,857	0.5
3,451,447	ING High Yield Bond Fund - Class P	28,819,586	1.4
4,521,242	ING Investment Grade Credit Fund - Class P	47,699,100	2.4
	Total Investment Companies (Cost $295,040,103)	277,916,789	13.7
	Total Long-Term Investments (Cost $2,070,468,937)	2,077,699,665	102.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.9%
	Commercial Paper: 0.7%
4,250,000	Jupiter Securitization Company, 0.250%, 07/01/14	$4,244,603	0.2
3,000,000	Jupiter Securitization Company, 0.300%, 09/12/14	2,993,730	0.1
3,650,000	Kinder Morgan Energy Partners LP, 0.260%, 01/17/14	3,649,552	0.2
3,500,000	Pacific Gas & Electric, 0.200%, 01/22/14	3,499,572	0.2
		14,387,457	0.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1): 0.2%
1,000,000	Bank of Nova Scotia, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $1,000,002, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.125%-9.875%, Market Value plus accrued interest $1,020,002, due 01/31/14-01/01/44)	$1,000,000	0.1
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.0
835,172	Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $835,173, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.750%, Market Value plus accrued interest $851,875, due 01/02/14-03/01/47)	835,172	0.0
Principal Amount†		Value	Percentage of Net Assets
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-8.875%, Market Value plus accrued interest $1,020,002, due 03/28/14-04/15/30)	$1,000,000	0.1
		3,835,172	0.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
20,991,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $20,991,000)	$20,991,000	1.0
	Total Short-Term Investments (Cost $39,213,604)	39,213,629	1.9
	Total Investments in Securities (Cost $2,109,682,541)	$2,116,913,294	104.5
	Liabilities in Excess of Other Assets	(91,117,909)	(4.5)
	Net Assets	$2,025,795,385	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

L  Loaned security, a portion or all of the security is on loan at December 31, 2013.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $2,110,382,663.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$52,192,120
Gross Unrealized Depreciation	(45,607,489)
Net Unrealized Appreciation	$6,584,631

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Preferred Stock	$3,299,800	$—	$—	$3,299,800
Corporate Bonds/Notes	—	548,534,956	—	548,534,956
Collateralized Mortgage Obligations	—	309,191,362	—	309,191,362
Short-Term Investments	20,991,000	18,222,629	—	39,213,629
U.S. Treasury Obligations	—	273,448,983	—	273,448,983
U.S. Government Agency Obligations	—	468,023,331	—	468,023,331
Asset-Backed Securities	—	183,615,099	13,669,345	197,284,444
Investment Companies	277,916,789	—	—	277,916,789
Total Investments, at fair value	$302,207,589	$1,801,036,360	$13,669,345	$2,116,913,294
Other Financial Instruments+
Forward Foreign Currency Contracts	—	653,931	—	653,931
Futures	66,008	—	—	66,008
Total Assets	$302,273,597	$1,801,690,291	$13,669,345	$2,117,633,233
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(698,889)	$—	$(698,889)
Futures	(614,278)	—	—	(614,278)
OTC Swaps	—	(7,383,361)	—	(7,383,361)
Total Liabilities	$(614,278)	$(8,082,250)	$—	$(8,696,528)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2013, where the following issuers were considered an affiliate:

Issuer	Beginning Market Value at 12/31/12	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciated/ (Depreciation)	Ending Market Value at 12/31/13	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
ING Emerging Markets Corporate Debt Fund — Class P	$65,302,417	$1,748,209	$(20,355,406)	$(4,436,655)	$42,258,565	$2,545,907	$1,119,595	$762,273
ING Emerging Markets Hard Currency Sovereign Debt Fund — Class P	107,201,338	4,075,187	—	(12,069,690)	99,206,835	5,399,897	—	1,309,498
ING Emerging Markets Local Currency Debt Fund — Class P	83,280,000	1,281,490	(25,048,780)	(10,331,864)	49,180,846	2,465,369	626,219	1,189,722
ING Floating Rate Fund — Class P	—	10,730,800	—	21,057	10,751,857	230,800	—	—
ING High Yield Bond Fund — Class P	—	28,475,850	—	343,736	28,819,586	885,897	—	—
ING Investment Grade Credit Fund — Class P	—	47,469,339	—	229,761	47,699,100	994,355	—	—
	$255,783,755	$93,780,875	$(45,404,186)	$(26,243,655)	$277,916,789	$12,522,225	$1,745,814	$3,261,493

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2013, the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	2,169,569	Buy	02/07/14	$2,948,585	$2,984,646	$36,061
Citigroup, Inc.	Czech Koruna	15,217,477	Buy	03/07/14	752,084	766,705	14,621
Credit Suisse Group AG	Singapore Dollar	960,891	Buy	02/07/14	765,229	761,431	(3,798)
Deutsche Bank AG	Chinese Offshore Yuan	35,546,565	Buy	01/14/14	5,645,000	5,867,126	222,126
Deutsche Bank AG	Chinese Offshore Yuan	2,672,177	Buy	01/14/14	428,597	441,055	12,458
Deutsche Bank AG	South Korean Won	1,305,178,470	Buy	02/07/14	1,225,405	1,239,480	14,075
Deutsche Bank AG	Chinese Offshore Yuan	1,781,258	Buy	01/14/14	287,000	294,005	7,005
							$302,548
Barclays Bank PLC	Indian Rupee	45,436,038	Sell	02/07/14	723,734	729,372	(5,638)
Barclays Bank PLC	Romanian New Leu	1,951,487	Sell	03/07/14	588,941	598,764	(9,823)
Barclays Bank PLC	Russian Ruble	186,156,369	Sell	03/07/14	5,532,876	5,607,550	(74,674)
Barclays Bank PLC	Hungarian Forint	720,846,235	Sell	03/07/14	3,218,117	3,324,216	(106,099)
Barclays Bank PLC	Chilean Peso	200,893,440	Sell	03/07/14	372,004	379,591	(7,587)
Citigroup, Inc.	Thai Baht	117,833,548	Sell	02/07/14	3,628,104	3,579,686	48,418
Citigroup, Inc.	Turkish Lira	9,829,816	Sell	03/07/14	4,717,255	4,512,822	204,433
Citigroup, Inc.	South African Rand	47,731,665	Sell	03/07/14	4,502,775	4,508,673	(5,898)
Credit Suisse Group AG	Philippine Peso	25,044,644	Sell	02/07/14	572,449	566,942	5,507
Credit Suisse Group AG	Peruvian Nuevo Sol	5,461,503	Sell	03/07/14	1,913,631	1,933,597	(19,966)
Deutsche Bank AG	Chinese Offshore Yuan	40,000,000	Sell	01/14/14	6,345,681	6,602,186	(256,505)
Deutsche Bank AG	Indonesian Rupiah	52,884,352,940	Sell	02/07/14	4,313,569	4,299,234	14,335
Deutsche Bank AG	Malaysian Ringgit	16,820,052	Sell	02/07/14	5,199,398	5,124,506	74,892
Deutsche Bank AG	Polish Zloty	11,484,194	Sell	03/07/14	3,721,988	3,786,507	(64,519)
Deutsche Bank AG	Colombian Peso	5,539,002,950	Sell	03/07/14	2,825,589	2,860,390	(34,801)
Deutsche Bank AG	Mexican Peso	65,707,552	Sell	03/07/14	4,932,185	5,006,868	(74,683)
Goldman Sachs & Co.	Brazilian Real	8,247,104	Sell	03/07/14	3,406,064	3,440,962	(34,898)
							$(347,506)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

ING Intermediate Bond Portfolio Open Futures Contracts on December 31, 2013:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	733	03/31/14	$161,122,563	$(303,395)
U.S. Treasury 5-Year Note	141	03/31/14	16,823,062	(13,571)
U.S. Treasury Long Bond	63	03/20/14	8,083,688	(165,553)
U.S. Treasury Ultra Long Bond	59	03/20/14	8,038,750	(131,759)
			$194,068,063	$(614,278)
Short Contracts
U.S. Treasury 10-Year Note	(28)	03/20/14	(3,445,313)	66,008
			$(3,445,313)	$66,008

ING Intermediate Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2013:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	CDX.EM.19	Buy	(5.000)	06/20/18	USD	63,000,000	$(5,518,534)	$(4,789,383)	$(729,151)
Deutsche Bank AG	CDX.EM.19	Buy	(5.000)	06/20/18	USD	9,228,000	(808,334)	(691,250)	(117,084)
HSBC	CDX.EM.19	Buy	(5.000)	06/20/18	USD	12,061,000	(1,056,493)	(906,803)	(149,690)
							$(7,383,361)	$(6,387,436)	$(995,925)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$653,931
Interest rate contracts	Net Assets — Unrealized appreciation*	66,008
Total Asset Derivatives		$719,939
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$698,889
Credit contracts	Upfront payments received on OTC swap agreements	6,387,436
Credit contracts	Unrealized depreciation on OTC swap agreements	995,925
Interest rate contracts	Net Assets — Unrealized depreciation*	614,278
Total Liability Derivatives		$8,696,528

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign Currency Related Transactions**	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$—	$(2,547,191)	$—	$(2,547,191)
Foreign exchange contracts	—	1,337,029	—	—	—	1,337,029
Interest rate contracts	634,281	—	4,308,536	(3,666,838)	(2,092,721)	(816,742)
Total	$634,281	$1,337,029	$4,308,536	$(6,214,029)	$(2,092,721)	$(2,026,904)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign Currency Related Transactions**	Futures	Swaps	Written Options	Total
Credit contracts	$—	$—	$—	$2,568,091	$—	$2,568,091
Foreign exchange contracts	—	1,837,346	—	—	—	1,837,346
Interest rate contracts	848,066	—	(1,710,228)	4,776,628	—	3,914,466
Total	$848,066	$1,837,346	$(1,710,228)	$7,344,719	$—	$8,319,903

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2013:

	Barclays Bank PLC	Citigroup, Inc.	Credit Suisse Group AG	Deutsche Bank AG	Goldman Sachs & Co.	HSBC	Totals
Assets:
Forward foreign currency contracts	$36,061	$267,472	$5,507	$344,891	$—	$—	$653,931
Total Assets	$36,061	$267,472	$5,507	$344,891	$—	$—	$653,931
Liabilities:
Forward foreign currency contracts	$203,821	$5,898	$23,764	$430,508	$34,898	$—	$698,889
Credit default swaps	—	5,518,534	—	808,334	—	1,056,493	7,383,361
Total Liabilities	$203,821	$5,524,432	$23,764	$1,238,842	$34,898	$1,056,493	$8,082,250
Net OTC derivative instruments by counterparty, at fair value	$(167,760)	$(5,256,960)	$(18,257)	$(893,951)	$(34,898)	$(1,056,493)	$(7,428,319)
Total collateral pledged by the Portfolio/ (Received from counterparty)	$90,000	$5,563,000	$—	$1,450,000	$—	$940,000	$8,043,000
Net Exposure(1)	$(77,760)	$306,040	$(18,257)	$556,049	$(34,898)	$(116,493)	$614,681

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2013

Principal Amount†			Value	Percentage of Net Assets
ASSET BACKED COMMERCIAL PAPER: 22.4%
17,500,000		Concord Minutemen Capital Co., 0.220%, due 04/02/14	$17,490,268	2.3
16,750,000		Concord Minutemen Capital Co., 0.300%, due 04/01/14	16,737,438	2.2
17,250,000		Crown Point Capital Co., 0.220%,due 04/02/14	17,240,407	2.3
17,000,000		Crown Point Capital Co., 0.300%,due 04/01/14	16,987,250	2.2
27,750,000		Jupiter Securitization Company LLC, 0.282%,due 07/01/14	27,710,343	3.6
7,250,000		Jupiter Securitization Company LLC, 0.301%,due 06/06/14	7,240,575	0.9
1,000,000		Old Line Funding LLC, 0.160%,due 01/03/14	999,991	0.1
17,750,000	#	Old Line Funding LLC, 0.214%,due 01/04/14	17,750,000	2.3
10,000,000		Old Line Funding LLC, 0.230%,due 06/05/14	9,990,097	1.3
5,750,000		Old Line Funding LLC, 0.240%,due 04/01/14	5,746,550	0.8
1,500,000		Thunder Bay Funding LLC, 0.170%, due 03/25/14	1,499,412	0.2
18,000,000		Thunder Bay Funding LLC, 0.190%, due 04/03/14	17,991,260	2.3
8,525,000		Thunder Bay Funding LLC, 0.200%, due 04/01/14	8,520,738	1.1
6,450,000		Thunder Bay Funding LLC, 0.240%, due 04/01/14	6,446,130	0.8
		Total Asset Backed Commercial Paper (Cost $172,350,459)	172,350,459	22.4
CERTIFICATES OF DEPOSIT: 5.1%
1,500,000		Nordea Bank Finland NY, 0.250%, due 01/06/14	1,500,027	0.2
14,500,000		Standard Chartered Bank HK, 0.325%, due 01/03/14	14,499,739	1.9
7,500,000		Standard Chartered Bank, 0.500%, due 01/02/15	7,500,000	1.0
2,500,000		Svenska Handelsbanken NY, 0.180%,due 04/04/14	2,500,000	0.3
9,750,000		Svenska Handelsbanken NY, 0.240%,due 01/03/14	9,750,000	1.2
3,700,000		Toronto Dominion Bank NY, 0.550%, due 09/18/14	3,705,566	0.5
		Total Certificates of Deposit (Cost $39,455,332)	39,455,332	5.1
Principal Amount†			Value	Percentage of Net Assets
FINANCIAL COMPANY COMMERCIAL PAPER: 18.7%
14,500,000	#	Australia & New Zealand Banking Group Ltd., 0.338%, due 01/18/14	$14,500,000	1.9
4,750,000		BNP Paribas Finance, Inc., 0.110%, due 01/03/14	4,749,971	0.6
27,750,000		BNP Paribas Finance, Inc., 0.170%, due 01/31/14	27,746,069	3.6
10,000,000		Caterpillar Financial Services Corp., 0.180%,due 01/06/14	9,999,750	1.3
23,000,000		Commonwealth Bank of Australia, 0.160%, due 01/02/14	22,999,898	3.0
16,750,000		Nordea Bank AB, 0.117%,due 01/03/14	16,749,891	2.2
10,500,000		Standard Chartered Bank, 0.170%, due 01/03/14	10,499,901	1.4
28,800,000		Toronto Dominion Bank Ltd., 0.220%, due 01/03/14	28,799,697	3.7
7,530,000		Westpac Banking Group, 0.257%, due 04/02/14	7,525,332	1.0
		Total Financial Company Commercial Paper (Cost $143,570,509)	143,570,509	18.7
GOVERNMENT AGENCY DEBT: 9.4%
2,250,000		Federal Home Loan Bank Discount Notes, 0.025%,due 01/10/14	2,249,986	0.3
25,300,000		Federal Home Loan Bank Discount Notes, 0.055%,due 02/19/14	25,298,106	3.3
27,250,000		Federal Home Loan Bank Discount Notes, 0.060%,due 02/11/14	27,248,138	3.5
615,000		Freddie Mac Discount Notes, 0.070%, due 01/06/14	614,994	0.1
16,500,000		Freddie Mac Discount Notes, 0.072%, due 02/03/14	16,498,911	2.2
		Total Government Agency Debt (Cost $71,910,135)	71,910,135	9.4

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
GOVERNMENT AGENCY REPURCHASE AGREEMENT: 11.2%
35,964,000	Deutsche Bank Repurchase Agreement dated 12/31/13, 0.02%, due 1/2/14, $35,964,040 to be received upon repurchase (Collateralized by $44,227,000, various US Govt Agncy Obg, 0.000%-4.375%, Market Value plus accrued interest $36,683,371 due 2/25/14-03/23/28), due 01/02/14	$35,964,000	4.7
50,000,000	Goldman Sachs Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14, $50,000,003 to be received upon repurchase (Collateralized by $50,258,000, Federal Farm Credit Bank, 1.625%, Market Value plus accrued interest $51,000,604 due 11/19/14), due 01/02/14	50,000,000	6.5
	Total Government Agency Repurchase Agreement (Cost $85,964,000)	85,964,000	11.2
OTHER COMMERCIAL PAPER: 3.5%
7,250,000	Cargill Global Fund PLC, 0.080%, due 01/02/14	7,249,984	0.9
13,500,000	Cargill Global Fund PLC, 0.080%, due 01/03/14	13,499,940	1.8
6,250,000	Toyota Motor Credit Corp., 0.230%, due 01/03/14	6,249,920	0.8
	Total Other Commercial Paper (Cost $26,999,844)	26,999,844	3.5
OTHER INSTRUMENT: 3.1%
23,500,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%,due 01/02/14	23,500,000	3.1
	Total Other Instrument (Cost $23,500,000)	23,500,000	3.1
Principal Amount†			Value	Percentage of Net Assets
OTHER NOTE: 19.8%
3,800,000		American Honda Finance, 0.242%, due 03/12/14	$3,800,000	0.5
3,250,000	#	American Honda Finance, 0.288%, due 01/17/14	3,250,000	0.4
2,550,000	#	American Honda Finance, 1.850%, due 09/19/14	2,577,087	0.3
1,750,000	#	Australia & New Zealand Banking Group Ltd., 2.125%,due 01/10/14	1,750,751	0.2
5,250,000		BHP Billiton Finance USA Ltd., 5.500%, due 04/01/14	5,318,735	0.7
487,000		Caterpillar, Inc., 1.375%,due 05/27/14	489,144	0.1
5,750,000	#	Commonwealth Bank of Australia, 0.984%,due 03/17/14	5,759,083	0.7
230,000	#	Commonwealth Bank of Australia, 2.125%,due 03/17/14	230,819	0.0
204,000		General Electric Capital Corp., 3.125%,due 03/12/14	205,001	0.0
3,000,000		JPMorgan Chase Bank NA, 0.331%, due 01/22/14	2,997,108	0.4
10,500,000		JPMorgan Chase Bank NA, 0.356%, due 01/22/14	10,500,000	1.4
4,900,000	#	Rabobank Nederland, 4.200%,due 05/13/14	4,966,362	0.6
15,250,000	#	Royal Bank of Canada, 0.408%,due 10/01/14	15,250,000	2.0
20,500,000		Svenska Handelsbanken AB, 0.386%,due 01/04/14	20,500,000	2.7
7,500,000		Toyota Motor Credit Corp., 0.264%, due 03/11/14	7,500,000	1.0
11,000,000		Toyota Motor Credit Corp., 0.289%, due 02/24/14	11,000,000	1.4
1,200,000		Toyota Motor Credit Corp., 0.403%, due 01/27/14	1,200,179	0.2
4,250,000		Toyota Motor Credit Corp., 0.678%, due 01/17/14	4,250,763	0.6
1,500,000		Wal-Mart Stores, Inc., 3.200%,due 05/15/14	1,516,676	0.2
30,750,000		Wells Fargo Bank NA, 0.380%,due 03/23/14	30,750,000	4.0
18,500,000		Westpac Banking Corp, 0.533%, due 01/28/14	18,500,000	2.4
		Total Other Note (Cost $152,311,708)	152,311,708	19.8

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
TREASURY DEBT: 7.1%
8,750,000	United States Treasury Bill, 0.061%, due 03/13/14	$8,748,947	1.1
9,000,000	United States Treasury Bill, 0.065%, due 03/20/14	8,998,732	1.2
37,250,000	United States Treasury Bill, 0.079%, due 03/06/14	37,244,754	4.8
	Total Treasury Debt (Cost $54,992,433)	54,992,433	7.1
	Total Investments in Securities (Cost $771,054,420)	$771,054,420	100.3
	Liabilities in Excess of Other Assets	(2,395,731)	(0.3)
	Net Assets	$768,658,689	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Certificates of Deposit	$—	$39,455,332	$—	$39,455,332
Government Agency Debt	—	71,910,135	—	71,910,135
Government Agency Repurchase Agreement	—	85,964,000	—	85,964,000
Treasury Debt	—	54,992,433	—	54,992,433
Asset Backed Commercial Paper	—	172,350,459	—	172,350,459
Financial Company Commercial Paper	—	143,570,509	—	143,570,509
Other Note	—	152,311,708	—	152,311,708
Other Commercial Paper	—	26,999,844	—	26,999,844
Other Instrument	23,500,000	—	—	23,500,000
Total Investments, at fair value	$23,500,000	$747,554,420	$—	$771,054,420

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

The following table is a summary of the Portfolio's government agency repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2013:

Counterparty	Government Agency Repurchase Agreement, at Fair Value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$35,964,000	$(35,964,000)	$—
Goldman Sachs	50,000,000	(50,000,000)	—
Totals	$85,964,000	$(85,964,000)	$—

(1)  Collateral with a fair value of $36,683,371 and $51,000,604, respectively, has been pledged in connection with the above government agency repurchase agreements.

  Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 15.1%
76,300	@	Bally Technologies, Inc.	$5,985,735	0.8
128,900		Cheesecake Factory	6,222,003	0.9
220,000		Finish Line	6,197,400	0.9
116,600	@	Jack in the Box, Inc.	5,832,332	0.8
211,011		La-Z-Boy, Inc.	6,541,341	0.9
96,250		Monro Muffler, Inc.	5,424,650	0.8
201,800		Wolverine World Wide, Inc.	6,853,128	1.0
1,938,177		Other Securities(a)	63,263,095	9.0
			106,319,684	15.1
		Consumer Staples: 1.9%
434,225		Other Securities	13,729,708	1.9
		Energy: 5.9%
206,200	@	EPL Oil & Gas, Inc.	5,876,700	0.8
719,151	@	Key Energy Services, Inc.	5,681,293	0.8
133,100	@	Unit Corp.	6,870,622	1.0
1,883,365		Other Securities(a)	23,011,479	3.3
			41,440,094	5.9
		Financials: 22.4%
351,182		CubeSmart	5,597,841	0.8
853,650		DCT Industrial Trust, Inc.	6,086,525	0.9
231,679		First American Financial Corp.	6,533,348	0.9
294,725		FirstMerit Corp.	6,551,737	0.9
197,118		LaSalle Hotel Properties	6,083,061	0.8
85,237		MarketAxess Holdings, Inc.	5,699,798	0.8
169,400		MB Financial Corp.	5,436,046	0.8
89,418		Prosperity Bancshares, Inc.	5,668,207	0.8
393,100		Radian Group, Inc.	5,550,572	0.8
500,800		Susquehanna Bancshares, Inc.	6,430,272	0.9
226,300		Webster Financial Corp.	7,056,034	1.0
121,055		Wintrust Financial Corp.	5,583,057	0.8
2,493,666		Other Securities(a)	86,011,172	12.2
			158,287,670	22.4
		Health Care: 9.7%
217,837		Healthsouth Corp.	7,258,329	1.0
1,786,879		Other Securities(a)	61,067,587	8.7
			68,325,916	9.7
Shares			Value	Percentage of Net Assets
		Industrials: 19.6%
181,485		Actuant Corp.	$6,649,610	0.9
173,700		Barnes Group, Inc.	6,654,447	0.9
440,460	@	Blount International, Inc.	6,373,456	0.9
247,400		Brady Corp.	7,652,082	1.1
111,715		Curtiss-Wright Corp.	6,952,024	1.0
122,700		Forward Air Corp.	5,387,757	0.7
385,600		Heartland Express, Inc.	7,565,472	1.1
153,096	@	HUB Group, Inc.	6,105,469	0.9
293,000	@	Orbital Sciences Corp.	6,826,900	1.0
59,300	@	Teledyne Technologies, Inc.	5,447,298	0.8
98,300		Toro Co.	6,251,880	0.9
96,013		Watts Water Technologies, Inc.	5,940,324	0.8
129,952		Woodward Governor Co.	5,927,111	0.8
1,526,256		Other Securities	54,859,673	7.8
			138,593,503	19.6
		Information Technology: 16.1%
304,600	@	Aruba Networks, Inc.	5,452,340	0.8
161,453	@	Cardtronics, Inc.	7,015,133	1.0
84,800	@	Commvault Systems, Inc.	6,349,824	0.9
237,100		EVERTEC, Inc.	5,846,886	0.8
118,500		j2 Global, Inc.	5,926,185	0.8
105,989	@	Micros Systems, Inc.	6,080,589	0.9
217,600	@	Progress Software Corp.	5,620,608	0.8
198,100	@	PTC, Inc.	7,010,759	1.0
217,300	@	QLIK Technologies, Inc.	5,786,699	0.8
3,063,612		Other Securities	58,727,983	8.3
			113,817,006	16.1
		Materials: 4.8%
368,047		Commercial Metals Co.	7,482,396	1.0
161,400		HB Fuller Co.	8,399,256	1.2
95,800		Minerals Technologies, Inc.	5,754,706	0.8
337,700		Zep, Inc.	6,132,632	0.9
676,176		Other Securities(a)	6,336,916	0.9
			34,105,906	4.8
		Utilities: 2.6%
461,282		Other Securities	18,431,060	2.6
		Total Common Stock (Cost $506,861,694)	693,050,547	98.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.9%
55,300	iShares Russell 2000 Index Fund	$6,376,643	0.9
	Total Exchange- Traded Funds (Cost $4,859,359)	6,376,643	0.9
	Total Long-Term Investments (Cost $511,721,053)	699,427,190	99.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Securities Lending Collateralcc(1): 3.7%
6,124,550	Cantor Fitzgerald, Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $6,124,553, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-10.500%, Market Value plus accrued interest $6,247,041, due 01/15/14-05/01/51)	$6,124,550	0.8
6,124,550	Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $6,124,557, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $6,247,041, due 12/15/15-08/15/53)	6,124,550	0.9
Principal Amount†		Value	Percentage of Net Assets
6,124,550	Deutsche Bank AG, Repurchase Agreement dated 12/31/13, 0.03%, due 01/02/14 (Repurchase Amount $6,124,560, collateralized by various U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $6,247,043, due 01/24/14-02/01/47)	$6,124,550	0.9
6,124,550	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/13, 0.01%, due 01/02/14 (Repurchase Amount $6,124,553, collateralized by various U.S. Government Agency Obligations, 1.364%-7.000%, Market Value plus accrued interest $6,247,041, due 06/01/17-09/01/44)	6,124,550	0.9
1,289,362	Royal Bank of Canada, Repurchase Agreement dated 12/31/13, 0.00%, due 01/02/14 (Repurchase Amount $1,289,362, collateralized by various U.S. Government Securities, 0.000%- 2.500%, Market Value plus accrued interest $1,315,150, due 01/23/14- 08/15/23)	1,289,362	0.2
		25,787,562	3.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2013 (CONTINUED)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
9,244,000	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $9,244,000)	$9,244,000	1.3
	Total Short-Term Investments (Cost $35,031,562)	35,031,562	5.0
	Total Investments in Securities (Cost $546,752,615)	$734,458,752	104.0
	Liabilities in Excess of Other Assets	(28,569,038)	(4.0)
	Net Assets	$705,889,714	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2013.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

††  Rate shown is the 7-day yield as of December 31, 2013.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $552,500,920.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$195,772,288
Gross Unrealized Depreciation	(13,814,456)
Net Unrealized Appreciation	$181,957,832

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/13
Asset Table
Investments, at fair value
Common Stock*	$693,050,547	$—	$—	$693,050,547
Exchange-Traded Funds	6,376,643	—	—	6,376,643
Short-Term Investments	9,244,000	25,787,562	—	35,031,562
Total Investments, at fair value	$708,671,190	$25,787,562	$—	$734,458,752

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2013 were as follows:

Portfolio Name	Type	Per Share Amount
ING Balanced Portfolio
Class I	NII	$0.2824
Class S	NII	$0.2479
ING Global Value Advantage Portfolio
Class ADV	NII	$0.2878
Class S	NII	$0.3007
ING Growth and Income Portfolio
Class ADV	NII	$0.2581
Class I	NII	$0.3911
Class S	NII	$0.3165
Class S2	NII	$0.2920
Portfolio Name	Type	Per Share Amount
ING Intermediate Bond Portfolio
Class ADV	NII	$0.3802
Class I	NII	$0.4446
Class S	NII	$0.4111
Class S2	NII	$0.4323
ING Money Market Portfolio
All Classes	STCG	$0.0002
ING Small Company Portfolio
Class ADV	NII	$0.0145
Class I	NII	$0.1157
Class S	NII	$0.0627
Class S2	NII	$0.0385
All Classes	STCG	$0.3731
All Classes	LTCG	$1.4277

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2013, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Portfolio	40.86%
ING Global Value Advantage Portfolio	18.79%
ING Growth and Income Portfolio	100.00%
ING Intermediate Bond Portfolio	1.44%
ING Small Company Portfolio	44.63%

For the year ended December 31, 2013, 100% of ordinary income dividends paid by ING Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.

The Portfolios designate the following percentage of short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2):

ING Money Market Portfolio	100.00%
ING Small Company Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Balanced Portfolio, Inc., ING Intermediate Bond Portfolio, ING Variable Funds and ING Variable Portfolios, Inc. Registrants were held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for the Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2  To approve a new investment sub-advisory agreement for the Portfolio between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

4  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio's shareholders.

5  To elect 13 nominees to the Board.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Balanced Portfolio	1	*	30,555,708.030	2,188,562.220	2,232,050.363	0.000	34,976,320.613
	2	*	30,412,685.445	2,360,799.141	2,202,836.027	0.000	34,976,320.613
	4	*	24,303,959.108	3,911,440.808	6,760,920.697	0.000	34,976,320.613

*  Proposals Passed

ING Balanced Portfolio, Inc.	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	33,810,074.947	1,166,245.666	0.000	0.000	34,976,320.613
John V. Boyer	5	*	33,693,860.137	1,282,460.476	0.000	0.000	34,976,320.613
Patricia W. Chadwick	5	*	33,803,120.947	1,173,199.666	0.000	0.000	34,976,320.613
Albert E. DePrince, Jr.	5	*	33,652,675.137	1,323,645.476	0.000	0.000	34,976,320.613
Peter S. Drotch	5	*	33,614,159.137	1,362,161.476	0.000	0.000	34,976,320.613
J. Michael Earley	5	*	33,597,832.137	1,378,488.476	0.000	0.000	34,976,320.613
Martin J. Gavin**	5	*	33,592,211.137	1,384,109.476	0.000	0.000	34,976,320.613
Russell H. Jones	5	*	33,658,387.911	1,317,932.702	0.000	0.000	34,976,320.613
Patrick W. Kenny	5	*	33,498,888.137	1,477,432.476	0.000	0.000	34,976,320.613
Shaun P. Mathews	5	*	33,668,997.137	1,307,323.476	0.000	0.000	34,976,320.613
Joseph E. Obermeyer	5	*	33,564,965.137	1,411,355.476	0.000	0.000	34,976,320.613
Sheryl K. Pressler	5	*	33,852,426.947	1,123,893.666	0.000	0.000	34,976,320.613
Roger B. Vincent	5	*	33,621,958.137	1,354,362.476	0.000	0.000	34,976,320.613

*  Proposal Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Intermediate Bond Portfolio	1	*	122,891,857.893	6,917,235.103	13,006,090.855	5,513.141	142,820,696.992
	2	*	122,075,520.108	7,245,825.888	13,493,837.355	5,513.641	142,820,696.992
	4	*	117,376,341.780	13,440,943.893	11,997,897.928	5,513.391	142,820,696.992

*  Proposals Passed

ING Intermediate Bond Portfolio	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	136,549,100.622	6,271,596.370	0.000	0.000	142,820,696.992
John V. Boyer	5	*	136,532,102.447	6,288,594.545	0.000	0.000	142,820,696.992
Patricia W. Chadwick	5	*	136,527,177.712	6,293,519.280	0.000	0.000	142,820,696.992
Albert E. DePrince, Jr.	5	*	136,539,593.447	6,281,103.545	0.000	0.000	142,820,696.992
Peter S. Drotch	5	*	136,635,275.447	6,185,421.545	0.000	0.000	142,820,696.992
J. Michael Earley	5	*	136,529,791.447	6,290,905.545	0.000	0.000	142,820,696.992

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

ING Intermediate Bond Portfolio	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Martin J. Gavin**	5	*	136,741,901.447	6,078,795.545	0.000	0.000	142,820,696.992
Russell H. Jones	5	*	136,698,080.369	6,122,616.623	0.000	0.000	142,820,696.992
Patrick W. Kenny	5	*	136,613,168.447	6,207,528.545	0.000	0.000	142,820,696.992
Shaun P. Mathews	5	*	136,508,632.622	6,312,064.370	0.000	0.000	142,820,696.992
Joseph E. Obermeyer	5	*	136,570,464.447	6,250,232.545	0.000	0.000	142,820,696.992
Sheryl K. Pressler	5	*	136,571,248.712	6,249,448.280	0.000	0.000	142,820,696.992
Roger B. Vincent	5	*	136,505,222.447	6,315,474.545	0.000	0.000	142,820,696.992

*  Proposal Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Growth and Income Portfolio	1	*	120,667,992.622	8,511,852.211	13,162,858.563	21,321.680	142,364,025.076
	2	*	120,312,034.540	8,811,335.197	13,219,333.659	21,321.680	142,364,025.076
	4	*	115,456,468.292	14,419,528.133	12,466,706.721	21,321.930	142,364,025.076

*  Proposals Passed

ING Variable Funds	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	135,984,097.846	6,379,927.230	0.000	0.000	142,364,025.076
John V. Boyer	5	*	135,874,607.112	6,489,417.964	0.000	0.000	142,364,025.076
Patricia W. Chadwick	5	*	135,937,601.683	6,426,423.393	0.000	0.000	142,364,025.076
Albert E. DePrince, Jr.	5	*	135,474,264.436	6,889,760.640	0.000	0.000	142,364,025.076
Peter S. Drotch	5	*	135,559,451.422	6,804,573.654	0.000	0.000	142,364,025.076
J. Michael Earley	5	*	135,657,299.876	6,706,725.200	0.000	0.000	142,364,025.076
Martin J. Gavin**	5	*	135,727,048.650	6,636,976.426	0.000	0.000	142,364,025.076
Russell H. Jones	5	*	135,942,221.701	6,421,803.375	0.000	0.000	142,364,025.076
Patrick W. Kenny	5	*	135,742,495.575	6,621,529.501	0.000	0.000	142,364,025.076
Shaun P. Mathews	5	*	135,729,532.265	6,634,492.811	0.000	0.000	142,364,025.076
Joseph E. Obermeyer	5	*	135,726,003.650	6,638,021.426	0.000	0.000	142,364,025.076
Sheryl K. Pressler	5	*	136,077,559.846	6,286,465.230	0.000	0.000	142,364,025.076
Roger B. Vincent	5	*	135,646,954.510	6,717,070.566	0.000	0.000	142,364,025.076

*  Proposal Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Global Value Advantage Portfolio	1	*	18,103,277.000	1,019,487.000	2,565,664.000	0.000	21,688,428.000
	2	*	18,407,585.667	816,522.667	2,464,319.666	0.000	21,688,428.000
	4	*	17,774,631.000	2,033,686.000	1,880,111.000	0.000	21,688,428.000

*  Proposals Passed

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Small Company Portfolio	1	*	18,714,122.000	1,687,122.000	1,880,968.000	0.000	22,282,212.000
	2	*	18,706,758.667	1,807,103.667	1,768,349.666	0.000	22,282,212.000
	4	*	17,793,645.667	2,638,849.667	1,849,716.666	0.000	22,282,212.000

*  Proposals Passed

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

ING Variable Portfolios, Inc.	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	5	*	980,377,634.237	49,269,114.925	0.000	0.000	1,029,646,749.162
John V. Boyer	5	*	980,864,708.237	48,782,040.925	0.000	0.000	1,029,646,749.162
Patricia W. Chadwick	5	*	980,769,531.237	48,877,217.925	0.000	0.000	1,029,646,749.162
Albert E. DePrince, Jr.	5	*	979,807,468.973	49,839,280.189	0.000	0.000	1,029,646,749.162
Peter S. Drotch	5	*	981,149,180.973	48,497,568.189	0.000	0.000	1,029,646,749.162
J. Michael Earley	5	*	981,054,494.237	48,592,254.925	0.000	0.000	1,029,646,749.162
Martin J. Gavin**	5	*	981,585,764.237	48,060,984.925	0.000	0.000	1,029,646,749.162
Russell H. Jones	5	*	981,602,525.973	48,044,223.189	0.000	0.000	1,029,646,749.162
Patrick W. Kenny	5	*	980,748,578.973	48,898,170.189	0.000	0.000	1,029,646,749.162
Shaun P. Mathews	5	*	981,535,233.237	48,111,515.925	0.000	0.000	1,029,646,749.162
Joseph E. Obermeyer	5	*	980,237,431.237	49,409,317.925	0.000	0.000	1,029,646,749.162
Sheryl K. Pressler	5	*	980,025,511.237	49,621,237.925	0.000	0.000	1,029,646,749.162
Roger B. Vincent	5	*	980,862,692.237	48,784,056.925	0.000	0.000	1,029,646,749.162

*  Proposal Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Director.

A special meeting of shareholders of the ING Money Market Portfolio Registrant was held April 22, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1  To approve a new investment advisory agreement for each Portfolio with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2  To approve a new investment sub-advisory agreement for each Portfolio between ING Investments and ING IM prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

3  To elect 13 nominees to the Board.

4  To approve a modification to the current manager-of-managers policy to permit ING Investments, subject to prior approval by the Board, to enter into and materially amend agreements with wholly owned sub-advisers without obtaining the approval of the Portfolio's shareholders.

5  To approve a change in the fundamental investment policy governing concentration with respect to ING Money Market Portfolio.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Money Market Portfolio	1	*	341,645,066.496	38,924,087.067	29,820,107.885	59,551.000	410,448,812.448
	2	*	341,887,475.932	39,445,917.908	29,055,867.858	59,550.750	410,448,812.448
	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3	*	375,291,578.803	35,157,233.645	0.000	0.000	410,448,812.448
John V. Boyer	3	*	375,540,214.257	34,908,598.191	0.000	0.000	410,448,812.448
Patricia W. Chadwick	3	*	375,656,650.803	34,792,161.645	0.000	0.000	410,448,812.448
Albert E. DePrince, Jr.	3	*	375,555,835.257	34,892,977.191	0.000	0.000	410,448,812.448
Peter S. Drotch	3	*	375,409,689.257	35,039,123.191	0.000	0.000	410,448,812.448
J. Michael Earley	3	*	375,516,545.257	34,932,267.191	0.000	0.000	410,448,812.448
Martin J. Gavin**	3	*	375,498,211.257	34,950,601.191	0.000	0.000	410,448,812.448
Russell H. Jones	3	*	375,298,343.257	35,150,469.191	0.000	0.000	410,448,812.448
Patrick W. Kenny	3	*	375,530,471.257	34,918,341.191	0.000	0.000	410,448,812.448
Shaun P. Mathews	3	*	373,929,757.257	36,519,055.191	0.000	0.000	410,448,812.448
Joseph E. Obermeyer	3	*	375,417,166.257	35,031,646.191	0.000	0.000	410,448,812.448
Sheryl K. Pressler	3	*	375,457,339.803	34,991,472.645	0.000	0.000	410,448,812.448
Roger B. Vincent	3	*	375,573,210.257	34,875,602.191	0.000	0.000	410,448,812.448

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
4	*	320,259,756.739	59,633,501.101	30,496,003.858	59,550.750	410,448,812.448
5	*	333,856,638.510	46,072,876.553	30,459,746.635	59,550.750	410,448,812.448

*  Proposals deferred; adjourned to April 26, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

A special meeting of shareholders of the ING Money Market Portfolio Registrant was held April 26, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Money Market Portfolio	1	*	373,080,173.215	29,000,395.180	31,242,815.053	59,551.000	433,382,934.448
	2	*	373,212,141.125	29,527,747.192	30,583,494.881	59,551.250	433,382,934.448
	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3	*	396,179,301.764	37,203,632.684	0.000	0.000	433,382,934.448
John V. Boyer	3	*	396,367,733.327	37,015,201.121	0.000	0.000	433,382,934.448
Patricia W. Chadwick	3	*	396,447,449.764	36,935,484.684	0.000	0.000	433,382,934.448
Albert E. DePrince, Jr.	3	*	396,378,882.327	37,004,052.121	0.000	0.000	433,382,934.448
Peter S. Drotch	3	*	396,278,394.327	37,104,540.121	0.000	0.000	433,382,934.448
J. Michael Earley	3	*	396,351,988.327	37,030,946.121	0.000	0.000	433,382,934.448
Martin J. Gavin**	3	*	396,339,001.327	37,043,933.121	0.000	0.000	433,382,934.448
Russell H. Jones	3	*	396,199,804.327	37,183,130.121	0.000	0.000	433,382,934.448
Patrick W. Kenny	3	*	396,361,081.327	37,021,853.121	0.000	0.000	433,382,934.448
Shaun P. Mathews	3	*	395,265,913.327	38,117,021.121	0.000	0.000	433,382,934.448
Joseph E. Obermeyer	3	*	396,283,966.327	37,098,968.121	0.000	0.000	433,382,934.448
Sheryl K. Pressler	3	*	396,311,026.764	37,071,907.684	0.000	0.000	433,382,934.448
Roger B. Vincent	3	*	396,390,316.327	36,992,618.121	0.000	0.000	433,382,934.448
	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	4	*	350,424,790.959	51,351,550.358	31,547,041.881	59,551.250	433,382,934.448
	5	*	360,282,975.891	39,571,229.004	33,469,178.303	59,551.250	433,382,934.448

*  Proposals deferred; adjourned to May 13, 2013

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

A special meeting of shareholders of the ING Money Market Portfolio Registrant was held May 13, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Money Market Portfolio	1	*	414,331,117.693	23,795,767.851	46,250,538.904	59,551.000	484,436,975.448
	2	*	412,866,942.171	25,752,755.872	45,757,726.405	59,551.000	484,436,975.448
	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Colleen D. Baldwin	3	*	434,532,769.911	49,904,205.537	0.000	0.000	484,436,975.448
John V. Boyer	3	*	434,679,658.428	49,757,317.020	0.000	0.000	484,436,975.448
Patricia W. Chadwick	3	*	434,731,103.911	49,705,871.537	0.000	0.000	484,436,975.448
Albert E. DePrince, Jr.	3	*	434,856,738.428	49,580,237.020	0.000	0.000	484,436,975.448
Peter S. Drotch	3	*	434,791,402.428	49,645,573.020	0.000	0.000	484,436,975.448
J. Michael Earley	3	*	434,670,173.428	49,766,802.020	0.000	0.000	484,436,975.448
Martin J. Gavin**	3	*	434,661,164.428	49,775,811.020	0.000	0.000	484,436,975.448
Russell H. Jones	3	*	434,568,871.428	49,868,104.020	0.000	0.000	484,436,975.448

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

	Proposal		For all	Withhold all	For all except	Broker non-vote	Total Shares Voted
Patrick W. Kenny	3	*	434,844,636.428	49,592,339.020	0.000	0.000	484,436,975.448
Shaun P. Mathews	3	*	434,140,380.428	50,296,595.020	0.000	0.000	484,436,975.448
Joseph E. Obermeyer	3	*	434,626,390.428	49,810,585.020	0.000	0.000	484,436,975.448
Sheryl K. Pressler	3	*	434,812,570.911	49,624,404.537	0.000	0.000	484,436,975.448
Roger B. Vincent	3	*	434,694,182.428	49,742,793.020	0.000	0.000	484,436,975.448
	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
	4	*	397,142,567.572	40,516,210.471	46,718,646.405	59,551.000	484,436,975.448
	5	*	403,305,754.614	32,687,169.930	48,384,499.904	59,551.000	484,436,975.448

*  Proposals Passed

**  Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company/Trust are managed under the direction of the Company's/Trust's Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee ("Independent Director/Trustee"). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions held by Director/Trustee
Independent Directors/ Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director/ Trustee	May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	171	None.
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Chairperson/Director/ Trustee	May 2013 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	171	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director/ Trustee	May 2013 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	171	Wisconsin Energy Corporation (June 2006 - Present) and The Royce Fund, (35 funds) (December 2009 - Present).
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:72	Director/ Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	171	None.
Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/ Trustee	May 2013 - Present	Retired.	171	First Marblehead Corporation (September 2003 - Present).
J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/ Trustee	May 2013 - Present	Retired.	171	None.
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/ Trustee	December 2007 - Present	Retired.	171	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Director/ Trustee	May 2013 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	171	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Director/ Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	171	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Director/ Trustee	May 2013 - Present	Consultant (May 2001 - Present).	171	None.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions held by Director/Trustee
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/ Trustee	May 2013 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 - August 2011).	171	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).
Director/Trustee who is an "Interested Person":
Shaun P. Mathews (3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director/ Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	171

ING Capital Corporation, LLC (December 2005 - Present) and ING Investments Distributor, LLC (December 2005 - Present; ING Funds Services, LLC, ING Investments LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)  Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee ("Independent Director/Trustee") is subject to the Board's retirement policy, which states that each duly elected or appointed Independent Director/Trustee who shall retire from and cease to be a member of the Board of Directors/Trustees as of the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 73. A majority vote of the Board's other Independent Directors /Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for purposes of appointing a successor to the Independent Director/Trustee or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)  For the purpose of this table "ING Fund Complex" means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Balanced Portfolio, Inc.; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING Intermediate Bond Portfolio; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Money Market Portfolio; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Series Fund, Inc.; ING Short Duration High Income Fund; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Insurance Trust; ING Variable Portfolios, Inc.; and ING Variable Products Trust. The number of funds in the ING Fund Complex is as of January 31, 2014.

(3)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's current affiliation with any of the Funds, ING or any of ING's affiliates.

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Executive Vice President	April 2002 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - December 2013); Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 63	Executive Vice President Chief Investment Risk Officer	March 2002 - Present May 2013 - Present	Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	September 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Chief Compliance Officer of Directed Services LLC, and ING Investments LLC (January 2014-Present). Formerly, Vice President - Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President - Director, ING Funds Services, LLC (March 2003 - March 2012).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	March 2002 - Present	Vice President, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003 - Present

Vice President, ING Investments, LLC and ING Funds Services, LLC(February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC ( April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 37	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2006 - Present

Vice President - Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management - ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Assistant Vice President	June 2008 - Present	Vice President - Director of Tax, ING Funds Services, LLC (March 2013 - Present). Formerly, Assistant Vice President - Director of Tax, ING Funds Services, LLC (March 2008 - March 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010).

(1)  The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

ADDITIONAL INFORMATION (UNAUDITED)

In 2014, ING U.S., Inc. will change its name to Voya Financial, Inc. Effective May 1, 2014, ING Investments, LLC, the Investment Adviser to the Portfolios, will be renamed Voya Investments, LLC. ING Investment Management Co. LLC, Sub-Adviser to the Portfolios, will be renamed Voya Investment Management Co. LLC. ING Investments Distributor, LLC, the Distributor for the Portfolios, will be renamed Voya Investments Distributor, LLC. ING Funds Services, LLC, the Administrator for the Portfolios, will be renamed Voya Funds Services, LLC. The Portfolios as well as the Registrant that the Portfolios are organized under will also be renamed.

The new Registrant and Portfolio names will be as follows:

Current Registrant Name/ Current Portfolio Name	New Registrant Name/ New Portfolio Name, effective May 1, 2014
ING Balanced Portfolio, Inc.	Voya Balanced Portfolio, Inc.
ING Balanced Portfolio	Voya Balanced Portfolio
ING Variable Portfolios, Inc.	Voya Variable Portfolios, Inc.
ING Global Value Advantage Portfolio	Voya Global Value Advantage Portfolio
ING Small Company Portfolio	Voya Small Company Portfolio
ING Variable Funds	Voya Variable Funds
ING Growth and Income Portfolio	Voya Growth and Income Portfolio
ING Intermediate Bond Portfolio	Voya Intermediate Bond Portfolio
ING Intermediate Bond Portfolio	Voya Intermediate Bond Portfolio
ING Money Market Portfolio	Voya Money Market Portfolio
ING Money Market Portfolio	Voya Money Market Portfolio

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Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ACAPAPALL (1213-022114)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $7,439 for year ended December 31, 2013 and $7,300 for year ended December 31, 2012.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,400 for year ended December 31, 2013 and $2,400 for year ended December 31, 2012.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $4,139 in the year ended December 31, 2013 and $3,800 in the year ended December 31, 2012.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $114 in the year ended December 31, 2013 and $0 in the year ended December 31, 2012.

(e) (1)     Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                        Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.                                   Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.                              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                               Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

2

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                               Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                          Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

3

VIII.                     Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                              Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved:  November 21, 2013

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period October 1, 2013through December 31, 2014

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $13,750 per audit
Audit of summary portfolio of investments	✓	Not to exceed $525 per fund

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period October 1, 2013through December 31, 2014

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	✓		Not to exceed $2,525 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter
Training courses		✓	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee(2)
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)
Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee(2)
Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	✓		Not to exceed $120,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period October 1, 2013 through December 31, 2014

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,300 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $50,000 during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services

Dated:                                   October 1, 2013 to December 31, 2014

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING BALANCED PORTFOLIO, INC.

ING EMERGING MARKETS LOCAL BOND FUND

ING EMERING MARKETS HIGH DIVIDEND EQUITY FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL STRATEGIC INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING INTERMEDIATE BOND PORTFOLIO

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST

ING MONEY MARKET PORTFOLIO

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SERIES FUND, INC.

ING SHORT DURATION HIGH INCOME FUND

ING STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
ING VARIABLE FUNDS

ING VARIABLE INSURANCE TRUST

ING VARIABLE PORTFOLIOS INC,

ING VARIABLE PRODUCTS TRUST

(e) (2)                    Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                   Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                  Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,135,567 for year ended December 31, 2013 and $2,085,015 for year ended December 31, 2012.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

12

Item 6.  Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Balanced Portfolio, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statement of assets and liabilities, including the summary portfolio of investments of ING Balanced Portfolio as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended and have issued our unqualified report thereon dated February 26, 2014 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR).  In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolio of investments included in Item 6 of this Form N-CSR.  The portfolio of investments is the responsibility of management.  Our responsibility is to express an opinion on the portfolio of investments based on our audits.

In our opinion, the portfolio of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 26, 2014

PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO	AS OF DECEMBER 31, 2013

Shares			Value	Percentage of Net Assets
COMMON STOCK: 59.8%
		Consumer Discretionary: 8.8%
12,000		ADT Corp.	485,640	0.1
4,991		Bayerische Motoren Werke AG	586,109	0.1
88,698		Best Buy Co., Inc.	3,537,276	0.6
42,637		Brinker International, Inc.	1,975,799	0.4
19,878		CBS Corp. - Class B	1,267,024	0.2
3,702	@	Chipotle Mexican Grill, Inc.	1,972,351	0.4
6,125		Cie Financiere Richemont SA	611,872	0.1
43,919		Comcast Corp. — Class A	2,282,251	0.4
36,180	@	Delphi Automotive PLC	2,175,503	0.4
5,965		DineEquity, Inc.	498,376	0.1
30,244	@	Discovery Communications, Inc. - Class A	2,734,662	0.5
19,000		Fuji Heavy Industries Ltd.	546,040	0.1
43,023		Gap, Inc.	1,681,339	0.3
28,908		Home Depot, Inc.	2,380,285	0.4
98,629		Kingfisher PLC	629,655	0.1
10,272	@	Liberty Media Corp.	1,504,334	0.3
10,554	@	LKQ Corp.	347,227	0.1
70,704		Macy’s, Inc.	3,775,594	0.7
5,876	@	The Madison Square Garden, Inc.	338,340	0.0
5,177	@	Michael Kors Holdings Ltd.	420,321	0.1
16,722		Newell Rubbermaid, Inc.	541,960	0.1
35,837		Nike, Inc.	2,818,222	0.5
38,700		Panasonic Corp.	451,134	0.1
2,500		Polaris Industries, Inc.	364,100	0.1
3,296	@	Kering	696,713	0.1
810	@	Priceline.com, Inc.	941,544	0.2
29,859	@	Reed Elsevier NV	634,619	0.1
9,578		Renault S.A.	770,806	0.1
9,912		Ross Stores, Inc.	742,706	0.1
8,975	@	Scientific Games Corp.	151,947	0.0
26,801		Starbucks Corp.	2,100,930	0.4
15,913	@	Starz	465,296	0.1
15,400		Toyota Motor Corp.	939,016	0.2
15,842	@	Ulta Salon Cosmetics & Fragrance, Inc.	1,529,070	0.3
13,679	@	Urban Outfitters, Inc.	507,491	0.1
49,726		Walt Disney Co.	3,799,066	0.7
20,113	@	WPP PLC	460,669	0.1
85,700		Yue Yuen Industrial Holdings	286,557	0.1
			47,951,844	8.8
		Consumer Staples: 4.7%
59,000		Ajinomoto Co., Inc.	854,125	0.2
20,198		British American Tobacco PLC	1,084,115	0.2
6,842		Casino Guichard Perrachon S.A.	789,474	0.2
58,867		Coca-Cola Enterprises, Inc.	2,597,801	0.5
12,100		ConAgra Foods, Inc.	407,770	0.1
11,001		Costco Wholesale Corp.	1,309,229	0.2
51,965		CVS Caremark Corp.	3,719,135	0.7
4,900		Energizer Holdings, Inc.	530,376	0.1
18,828		Estee Lauder Cos., Inc.	1,418,125	0.2
20,338		Hershey Co.	1,977,464	0.3
25,800		Japan Tobacco, Inc.	839,500	0.2
18,765		Kraft Foods Group, Inc.	1,011,809	0.2
30,168		Mead Johnson Nutrition Co.	2,526,872	0.5
17,375		Nestle S.A.	1,273,415	0.2
25,908		PepsiCo, Inc.	2,148,809	0.4
139,501		Tesco PLC	774,700	0.1
35,785		Whole Foods Market, Inc.	2,069,446	0.4
			25,332,165	4.7
		Energy: 5.2%
11,792		Anadarko Petroleum Corp.	935,341	0.2
25,870		Cabot Oil & Gas Corp.	1,002,721	0.2
28,602		Canadian Natural Resources Ltd.	967,892	0.2
3,400		Cimarex Energy Co.	356,694	0.1
26,168		ConocoPhillips	1,848,769	0.3
14,600		Consol Energy, Inc.	555,384	0.1
23,596		ENI S.p.A.	570,168	0.1
9,655		EOG Resources, Inc.	1,620,495	0.3
56,933		ExxonMobil Corp.	5,761,620	1.0
12,152	@	FMC Technologies, Inc.	634,456	0.1
41,441		Halliburton Co.	2,103,131	0.4
11,290		Hess Corp.	937,070	0.2
44,485	@	Noble Corp. PLC	1,666,853	0.3
10,441	@	Oasis Petroleum, Inc.	490,414	0.1
19,663		Occidental Petroleum Corp.	1,869,951	0.3
17,000		Patterson-UTI Energy, Inc.	430,440	0.1
4,717		Range Resources Corp.	397,690	0.1
22,976	@	Rowan Companies PLC	812,431	0.1
41,289	@	Royal Dutch Shell PLC - Class A	1,479,734	0.3
4,413		SM Energy Co.	366,764	0.1
39,950		Statoil ASA ADR	963,994	0.2
44,561		Statoil ASA	1,083,568	0.2
12,870		Superior Energy Services	342,471	0.0
19,130	@	Total S.A.	1,174,194	0.2
			28,372,245	5.2
		Financials: 11.7%
3,167	@	Affiliated Managers Group, Inc.	686,859	0.1
151,900		AIA Group Ltd.	764,587	0.2
30,919	L	AllianceBernstein Holding LP	659,811	0.1
6,300		American Campus Communities, Inc.	202,923	0.0
35,998		Ameriprise Financial, Inc.	4,141,570	0.8
44,893		Arthur J. Gallagher & Co.	2,106,828	0.4
90,420		Aviva PLC	676,476	0.1
42,480		AXA S.A.	1,182,972	0.2
95,087	@	Banco Popular Espanol SA	574,342	0.1
165,357		Bank of America Corp.	2,574,608	0.5
12,900		BankUnited, Inc.	424,668	0.1
84,939		Banco Bilbao Vizcaya Argentaria S.A.	1,050,746	0.2
5,045		Blackrock, Inc.	1,596,591	0.3
46,814		Blackstone Group LP	1,474,641	0.3
25,700		Brixmor Property Group, Inc.	522,481	0.1
13,100		Carlyle Group L.P.	466,622	0.1
11,100		CIT Group, Inc.	578,643	0.1
51,083		Citigroup, Inc.	2,661,935	0.5
13,200		Comerica, Inc.	627,528	0.1
24,923	@	Commerzbank AG	402,343	0.1
91,846		CaixaBank	478,409	0.1
39,822	@	Danske Bank A/S	914,778	0.2
29,478		DDR Corp.	453,077	0.1

See Accompanying Notes to Financial Statements

1

6,500		Discover Financial Services	363,675	0.1
4,736		Equity Lifestyle Properties, Inc.	171,585	0.0
29,683		Extra Space Storage, Inc.	1,250,545	0.2
12,512		Fidelity National Financial, Inc.	406,014	0.1
61,963		Fifth Third Bancorp.	1,303,082	0.2
11,347		First Republic Bank	594,015	0.1
11,874		Gaming and Leisure Properties, Inc.	603,318	0.1
15,700		Hartford Financial Services Group, Inc.	568,811	0.1
8,900		HCC Insurance Holdings, Inc.	410,646	0.1
96,809		Host Hotels & Resorts, Inc.	1,881,967	0.3
53,395	@	HSBC Holdings PLC	585,968	0.1
5,856		IntercontinentalExchange Group, Inc.	1,317,131	0.2
52,509	@	Invesco Ltd.	1,911,328	0.4
56,870		JPMorgan Chase & Co.	3,325,758	0.6
11,997		KBC Groep NV	682,098	0.1
189,571		Legal & General Group PLC	700,745	0.1
39,066		Lincoln National Corp.	2,016,587	0.4
429,172	@	Lloyds TSB Group PLC	563,157	0.1
16,509		Macquarie Group Ltd.	810,304	0.1
6,300		Mid-America Apartment Communities, Inc.	382,662	0.1
13,000		Mitsui Fudosan Co., Ltd.	468,919	0.1
350,000		Mizuho Financial Group, Inc.	759,861	0.1
9,950		Nasdaq Stock Market, Inc.	396,010	0.1
102,407		Natixis	602,487	0.1
66,600		Nomura Holdings, Inc.	514,672	0.1
7,000		Northern Trust Corp.	433,230	0.1
7,664		ProAssurance Corp.	371,551	0.1
18,323		ProLogis, Inc.	677,035	0.1
26,862		Prudential Financial, Inc.	2,477,214	0.5
165,546		Regions Financial Corp.	1,637,250	0.3
16,277		Schroders PLC	702,019	0.1
5,400		SL Green Realty Corp.	498,852	0.1
22,400		Sumitomo Mitsui Financial Group, Inc.	1,164,876	0.2
8,170		Svenska Handelsbanken AB	401,693	0.1
121,368		Synovus Financial Corp.	436,925	0.1
18,300		Tokio Marine Holdings, Inc.	612,495	0.1
26,750		Travelers Cos., Inc.	2,421,945	0.4
119,757		UniCredit SpA	883,409	0.2
6,395		UnumProvident Corp.	224,337	0.0
6,400		Ventas, Inc.	366,592	0.1
28,009		Weingarten Realty Investors	768,007	0.1
56,516	@	XL Group PLC	1,799,469	0.3
			63,691,682	11.7
		Health Care: 7.0%
34,344		Abbott Laboratories	1,316,405	0.2
12,226	@	Actavis PLC	2,053,968	0.4
9,554		Agilent Technologies, Inc.	546,393	0.1
6,929	@	Alexion Pharmaceuticals, Inc.	921,973	0.2
14,987		Allergan, Inc.	1,664,756	0.3
13,770		Amgen, Inc.	1,571,983	0.3
7,400		Astellas Pharma, Inc.	438,723	0.1
8,377		Bayer AG	1,176,224	0.2
11,400		Cardinal Health, Inc.	761,634	0.1
11,286	@	Celgene Corp.	1,906,883	0.3
11,589		Cigna Corp.	1,013,806	0.2
9,400	@	Community Health Systems, Inc.	369,138	0.1
3,572		Cooper Cos., Inc.	442,356	0.1
37,480	@	Gilead Sciences, Inc.	2,816,622	0.5
4,637	@	Henry Schein, Inc.	529,824	0.1
39,027		Johnson & Johnson	3,574,483	0.7
11,607		McKesson Corp.	1,873,370	0.3
25,527		Medtronic, Inc.	1,464,995	0.3
1,273	@	Mettler Toledo International, Inc.	308,817	0.1
40,885	@	Mylan Laboratories	1,774,409	0.3
19,605		Novartis AG	1,571,329	0.3
99,754		Pfizer, Inc.	3,055,465	0.6
6,370	@	Premier, Inc.	234,161	0.0
5,697		Roche Holding AG - Genusschein	1,595,879	0.3
9,687		Sanofi	1,034,526	0.2
18,800		Shionogi & Co., Ltd.	408,142	0.1
25,462		UnitedHealth Group, Inc.	1,917,289	0.4
3,155	@	Vertex Pharmaceuticals, Inc.	234,416	0.0
6,906		Zimmer Holdings, Inc.	643,570	0.1
20,675		Zoetis, Inc.	675,866	0.1
			37,897,405	7.0
		Industrials: 7.6%
4,026		Acuity Brands, Inc.	440,122	0.1
15,320		Alstom	558,670	0.1
43,723		Ametek, Inc.	2,302,890	0.4
52		AP Moller - Maersk A/S - Class B	562,741	0.1
20,722	@	BE Aerospace, Inc.	1,803,436	0.3
14,016		Boeing Co.	1,913,044	0.4
55,287	@	CNH Industrial NV	630,146	0.1
21,501		Danaher Corp.	1,659,877	0.3
16,302		Deutsche Post AG	595,433	0.1
8,800		East Japan Railway Co.	700,989	0.1
18,834	@	Eaton Corp. PLC	1,433,644	0.3
5,800		Equifax, Inc.	400,722	0.1
7,563		European Aeronautic Defence and Space Co. NV	580,615	0.1
27,283		Flowserve Corp.	2,150,719	0.4
21,057		Fluor Corp.	1,690,667	0.3
19,728		General Dynamics Corp.	1,885,010	0.3
136,793		General Electric Co.	3,834,308	0.7
28,943	@	Ingersoll-Rand PLC - Class A	1,782,889	0.3
59,000		Japan Steel Works Ltd.	330,608	0.1
4,214		JB Hunt Transport Services, Inc.	325,742	0.1
29,690		KAR Auction Services, Inc.	877,340	0.2
29,300		Komatsu Ltd.	601,567	0.1
22,382	@	Koninklijke Philips NV	824,135	0.2
38,900		Mitsubishi Corp.	746,799	0.1
51,213		Mueller Water Products, Inc.	479,866	0.1
6,958		Nordson Corp.	516,979	0.1
7,200	@	Old Dominion Freight Line	381,744	0.1
8,924		Pall Corp.	761,663	0.1
3,287	@	Proto Labs, Inc.	233,969	0.0
5,358		Regal-Beloit Corp.	394,992	0.1
17,749		Roper Industries, Inc.	2,461,431	0.5
8,181		Siemens AG	1,121,772	0.2
17,493		Sydney Airport	59,452	0.0
3,392		Towers Watson & Co.	432,853	0.1

See Accompanying Notes to Financial Statements

2

20,766		Union Pacific Corp.	3,488,688	0.6
29,518		Waste Connections, Inc.	1,287,870	0.2
4,644	@	Wesco International, Inc.	422,929	0.1
23,405		Xylem, Inc.	809,813	0.1
			41,486,134	7.6
		Information Technology: 8.4%
3,007	@	Alliance Data Systems Corp.	790,631	0.1
14,220		Apple, Inc.	7,978,984	1.5
23,337		Applied Materials, Inc.	412,832	0.1
25,469		Broadridge Financial Solutions ADR	1,006,535	0.2
3,989	@	Citrix Systems, Inc.	252,304	0.0
17,539	@	Cognizant Technology Solutions Corp.	1,771,088	0.3
138,178		EMC Corp.	3,475,177	0.6
56,772		Telefonaktiebolaget LM Ericsson	693,158	0.1
6,174	@	F5 Networks, Inc.	560,970	0.1
36,578	@	Facebook, Inc.	1,999,353	0.4
8,083		Fidelity National Information Services, Inc.	433,895	0.1
11,095		Flir Systems, Inc.	333,959	0.1
4,145	@	Gartner, Inc.	294,502	0.0
4,210	@	Google, Inc. — Class A	4,718,189	0.9
126,900		Hitachi Ltd.	962,175	0.2
21,013	@	Informatica Corp.	872,040	0.1
92,545		Intel Corp.	2,402,468	0.4
40,612		Intuit, Inc.	3,099,508	0.6
7,352		KLA-Tencor Corp.	473,910	0.1
2,519		Mastercard, Inc.	2,104,524	0.4
25,809		Microchip Technology, Inc.	1,154,953	0.2
50,898		NetApp, Inc.	2,093,944	0.4
55,446		Oracle Corp.	2,121,364	0.4
41,317	@	TIBCO Software, Inc.	928,806	0.2
12,800	@	Vantiv, Inc.	417,408	0.1
8,836		Visa, Inc.	1,967,600	0.4
5,600		Western Digital Corp.	469,840	0.1
58,300		Xerox Corp.	709,511	0.1
23,159		Xilinx, Inc.	1,063,461	0.2
			45,563,089	8.4
		Materials: 3.0%
4,600		Albemarle Corp.	291,594	0.1
15,500	L	ArcelorMittal	276,520	0.0
10,060		BASF AG	1,073,747	0.2
31,615	@	BHP Billiton PLC	981,016	0.2
3,888		Celanese Corp.	215,045	0.0
22,372		Commercial Metals Co.	454,823	0.1
5,100		Domtar Corp.	481,134	0.1
71,490		International Paper Co.	3,505,155	0.6
29,400		JSR Corp.	569,858	0.1
9,750		Koninklijke DSM NV	767,313	0.1
16,286	@	LyondellBasell Industries NV - Class A	1,307,440	0.2
23,649		Monsanto Co.	2,756,291	0.5
26,439		Nucor Corp.	1,411,314	0.3
10,220		Packaging Corp. of America	646,721	0.1
87,930		Rexam PLC	773,629	0.2
9,215	@	Rio Tinto PLC	520,739	0.1
14,643		Steel Dynamics, Inc.	286,124	0.1
			16,318,463	3.0
		Telecommunication Services: 1.1%
33,306		Deutsche Telekom AG	573,871	0.1
67,290	@	Orange S.A.	835,417	0.1
8,400		KDDI Corp.	517,568	0.1
8,637	@	SBA Communications Corp.	775,948	0.2
178,100		Singapore Telecommunications Ltd.	517,936	0.1
267,263		Telecom Corp. of New Zealand Ltd.	507,317	0.1
26,292		Verizon Communications, Inc.	1,291,989	0.2
214,292		Vodafone Group PLC	843,713	0.2
			5,863,759	1.1
		Utilities: 2.3%
71,442		CenterPoint Energy, Inc.	1,656,026	0.3
5,736		Cleco Corp.	267,412	0.1
26,392		DTE Energy Co.	1,752,165	0.3
13,700		Edison International	634,310	0.1
10,080		El Paso Electric Co.	353,909	0.1
138,891		Enel S.p.A.	606,039	0.1
5,836		Energen Corp.	412,897	0.1
28,214		Entergy Corp.	1,785,100	0.3
24,839		Fortum OYJ	568,266	0.1
22,432		Gas Natural SDG S.A.	577,387	0.1
65,635		Great Plains Energy, Inc.	1,590,992	0.3
18,927		Sempra Energy	1,698,887	0.3
45,540		Suez Environnement S.A.	816,676	0.1
			12,720,066	2.3
		Total Common Stock (Cost $274,081,315)	325,196,852	59.8

EXCHANGE-TRADED FUNDS: 12.5%
286,300		iShares iBoxx $High Yield Corporate Bond Fund	26,591,544	4.9
394,000		iShares MSCI Emerging Markets Index Fund	16,457,380	3.0
2,502		iShares Russell 1000 Value Index Fund	235,588	0.0
612,100		SPDR Barclays Capital High Yield Bond ETF	24,826,776	4.6

		Total Exchange-Traded Funds (Cost $67,469,092)	68,111,288	12.5

PREFERRED STOCK: 0.1%
		Financials: 0.0%
1,550	@,P	Goldman Sachs Group, Inc./The	34,550	0.0
5,000	@,P	Wells Fargo & Co.	117,850	0.0
			152,400	0.0
		Utilities: 0.1%
64,990		Cia Energetica de Minas Gerais	385,932	0.1

		Total Preferred Stock (Cost $567,768)	538,332	0.1

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 8.1%
		Basic Materials: 0.6%
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	341,628	0.1
200,000		ArcelorMittal, 6.000%, 03/01/21	213,000	0.1

See Accompanying Notes to Financial Statements

3

87,000		Barrick Gold Corp., 2.500%, 05/01/18	85,688	0.0
122,000		Barrick Gold Corp., 4.100%, 05/01/23	110,312	0.0
181,000		Barrick North America Finance LLC, 5.750%, 05/01/43	162,790	0.0
278,000		BHP Billiton Finance USA Ltd, 5.000%, 09/30/43	282,722	0.1
141,000		Cabot Corp., 3.700%, 07/15/22	134,510	0.0
105,000		Chemtura Corp., 5.750%, 07/15/21	106,969	0.0
220,000	#,L	FMG Resources August 2006 Pty Ltd., 6.875%, 04/01/22	240,900	0.1
80,000		Freeport-McMoRan Copper & Gold, Inc., 2.375%, 03/15/18	79,847	0.0
100,000	#	Georgia-Pacific LLC, 3.734%, 07/15/23	96,282	0.0
143,000		Goldcorp, Inc., 3.700%, 03/15/23	127,937	0.0
230,000		Huntsman International LLC, 4.875%, 11/15/20	227,700	0.1
100,000		LYB International Finance BV, 4.000%, 07/15/23	98,740	0.0
75,000	#	NOVA Chemicals Corp., 5.250%, 08/01/23	77,484	0.0
60,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	60,004	0.0
55,000		Rio Tinto Finance USA PLC, 2.250%, 12/14/18	54,763	0.0
273,000		Vale Overseas Ltd., 4.625%, 09/15/20	280,643	0.1
127,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	128,680	0.0
			2,910,599	0.6
		Communications: 1.1%
136,000		AT&T, Inc., 2.500%, 08/15/15	139,686	0.0
79,000		AT&T, Inc., 5.350%, 09/01/40	78,182	0.0
147,000		Cablevision Systems Corp., 8.625%, 09/15/17	171,623	0.1
89,000		CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	88,197	0.0
220,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.250%, 09/30/22	206,525	0.1
90,000		CenturyLink, Inc., 6.750%, 12/01/23	91,575	0.0
40,000		Clear Channel Worldwide Holdings, Inc., 6.500%, 11/15/22	41,050	0.0
60,000		Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	63,375	0.0
142,000	#	COX Communications, Inc., 2.950%, 06/30/23	124,130	0.0
70,000	#	COX Communications, Inc., 4.500%, 06/30/43	56,434	0.0
51,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.800%, 03/15/22	49,008	0.0
224,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.150%, 03/15/42	201,219	0.1
80,000		DISH DBS Corp., 4.250%, 04/01/18	81,800	0.0
120,000		DISH DBS Corp., 5.875%, 07/15/22	120,600	0.0
81,000		eBay, Inc., 2.600%, 07/15/22	74,523	0.0
102,000		eBay, Inc., 4.000%, 07/15/42	86,401	0.0
180,000	#	Gannett Co., Inc., 6.375%, 10/15/23	186,750	0.1
100,000		Intelsat Jackson Holdings SA, 7.250%, 10/15/20	109,875	0.0
75,000		Intelsat Jackson Holdings SA, 7.500%, 04/01/21	83,063	0.0
115,000		Mediacom LLC / Mediacom Capital Corp., 7.250%, 02/15/22	122,475	0.0
35,000	#	MetroPCS Wireless, Inc., 6.250%, 04/01/21	36,444	0.0
95,000	#	MetroPCS Wireless, Inc., 6.625%, 04/01/23	98,444	0.0
54,000		Motorola Solutions, Inc., 3.500%, 03/01/23	49,975	0.0
51,000		Motorola Solutions, Inc., 3.750%, 05/15/22	49,389	0.0
137,000		News America, Inc., 3.000%, 09/15/22	128,831	0.0
69,000	#	News America, Inc., 4.000%, 10/01/23	68,221	0.0
68,000	#	News America, Inc., 5.400%, 10/01/43	68,870	0.0
100,000		News America, Inc., 6.900%, 03/01/19	120,035	0.0
280,000	#	Sirius XM Radio, Inc., 5.875%, 10/01/20	286,300	0.1
200,000	#	Softbank Corp., 4.500%, 04/15/20	196,000	0.1
200,000	#	Sprint Corp., 7.875%, 09/15/23	215,500	0.1
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	366,959	0.1
149,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	156,873	0.0
70,000		Thomson Reuters Corp., 4.300%, 11/23/23	70,326	0.0
79,000		Thomson Reuters Corp., 5.650%, 11/23/43	80,451	0.0
100,000		Time Warner Cable, Inc., 5.875%, 11/15/40	86,522	0.0
162,000		Time Warner, Inc., 4.050%, 12/15/23	161,586	0.1
108,000		Time Warner, Inc., 5.350%, 12/15/43	109,400	0.0
101,000		Time Warner, Inc., 6.500%, 11/15/36	114,140	0.0
100,000	#,L	T-Mobile USA, Inc., 5.250%, 09/01/18	105,625	0.0
98,000		Verizon Communications, Inc., 2.450%, 11/01/22	86,784	0.0
524,000		Verizon Communications, Inc., 5.150%, 09/15/23	562,807	0.1
238,000		Verizon Communications, Inc., 6.550%, 09/15/43	278,512	0.1
118,000		Viacom, Inc., 4.250%, 09/01/23	117,796	0.0

See Accompanying Notes to Financial Statements

4

102,000		Viacom, Inc., 4.375%, 03/15/43	86,146	0.0
54,000		Vodafone Group PLC, 1.500%, 02/19/18	52,677	0.0
44,000		Vodafone Group PLC, 2.950%, 02/19/23	40,143	0.0
112,000		WPP Finance 2010, 5.125%, 09/07/42	102,018	0.0
			6,073,265	1.1
		Consumer, Cyclical: 0.4%
200,000	#	DreamWorks Animation SKG, Inc., 6.875%, 08/15/20	212,500	0.1
49,000		Ford Motor Co., 4.750%, 01/15/43	44,202	0.0
135,000	#	Glencore Funding LLC, 2.500%, 01/15/19	130,805	0.0
187,000		Kohl’s Corp., 4.750%, 12/15/23	189,892	0.1
98,000		Macy’s Retail Holdings, Inc., 2.875%, 02/15/23	88,724	0.0
166,000		Macy’s Retail Holdings, Inc., 4.300%, 02/15/43	140,129	0.0
183,000		MDC Holdings, Inc., 6.000%, 01/15/43	157,917	0.1
100,000		MGM Resorts International, 6.625%, 12/15/21	105,875	0.0
130,000		MGM Resorts International, 6.750%, 10/01/20	139,425	0.0
80,000	#	PNK Finance Corp., 6.375%, 08/01/21	82,200	0.0
15,000		Ryland Group, Inc./The, 6.625%, 05/01/20	15,937	0.0
200,000	#,&	Schaeffler Holding Finance BV, 6.875%, 08/15/18	213,000	0.1
113,000		Toll Brothers Finance Corp., 6.750%, 11/01/19	129,668	0.0
70,000	#	TRW Automotive, Inc., 4.450%, 12/01/23	68,075	0.0
81,000		Walgreen Co., 3.100%, 09/15/22	75,962	0.0
72,000		Walgreen Co., 4.400%, 09/15/42	64,012	0.0
107,000	L	Yum! Brands, Inc., 3.875%, 11/01/23	103,537	0.0
69,000		Yum! Brands, Inc., 5.350%, 11/01/43	67,059	0.0
			2,028,919	0.4
		Consumer, Non-cyclical: 0.7%
60,000		Aetna, Inc., 1.500%, 11/15/17	59,147	0.0
70,000		Altria Group, Inc., 4.000%, 01/31/24	68,444	0.0
107,000		Altria Group, Inc., 5.375%, 01/31/44	107,468	0.0
63,000		Amgen, Inc., 3.875%, 11/15/21	64,732	0.0
60,000		Amgen, Inc., 5.150%, 11/15/41	59,791	0.0
120,000		Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	119,803	0.0
150,000		Celgene Corp., 3.250%, 08/15/22	142,060	0.0
99,000		Celgene Corp., 4.000%, 08/15/23	97,510	0.0
75,000		Coca-Cola Co/The, 3.200%, 11/01/23	72,163	0.0
100,000		Constellation Brands, Inc., 4.250%, 05/01/23	93,500	0.0
91,000		Diageo Capital PLC, 2.625%, 04/29/23	82,997	0.0
75,000	#	ERAC USA Finance LLC, 2.800%, 11/01/18	75,836	0.0
81,000		Express Scripts Holding Co., 2.650%, 02/15/17	83,518	0.0
110,000	#	Hawk Acquisition Sub, Inc., 4.250%, 10/15/20	106,700	0.0
120,000		HCA Holdings, Inc., 7.750%, 05/15/21	131,400	0.0
140,000		HCA, Inc., 7.250%, 09/15/20	152,950	0.1
150,000		Hertz Corp./The, 4.250%, 04/01/18	154,500	0.1
58,000		Humana, Inc., 3.150%, 12/01/22	53,709	0.0
70,000	#	JBS USA LLC/JBS USA Finance, Inc., 8.250%, 02/01/20	76,300	0.0
35,000		Medtronic, Inc., 2.750%, 04/01/23	32,386	0.0
160,000	#	Mylan, Inc./PA, 2.600%, 06/24/18	160,183	0.1
60,000		Mylan, Inc./PA, 4.200%, 11/29/23	59,037	0.0
105,000		Reynolds American, Inc., 4.850%, 09/15/23	108,430	0.0
108,000		Reynolds American, Inc., 6.150%, 09/15/43	116,650	0.0
200,000		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	205,000	0.1
40,000		Smithfield Foods, Inc., 7.750%, 07/01/17	47,100	0.0
112,000		St Jude Medical, Inc., 3.250%, 04/15/23	104,531	0.0
103,000		St Jude Medical, Inc., 4.750%, 04/15/43	97,641	0.0
100,000		St. Jude Medical, Inc., 2.500%, 01/15/16	102,619	0.0
190,000	#	Tenet Healthcare Corp., 6.000%, 10/01/20	198,669	0.1
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	108,250	0.0
155,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	167,594	0.1
92,000		WellPoint, Inc., 4.625%, 05/15/42	85,048	0.0
136,000		WellPoint, Inc., 5.100%, 01/15/44	134,896	0.0
106,000	#	WM Wrigley Jr Co., 2.400%, 10/21/18	105,414	0.0
149,000	#	WM Wrigley Jr Co., 2.900%, 10/21/19	147,874	0.1
69,000	#	WM Wrigley Jr Co., 3.375%, 10/21/20	68,230	0.0
96,000		Zoetis, Inc., 1.875%, 02/01/18	95,261	0.0
49,000		Zoetis, Inc., 4.700%, 02/01/43	45,809	0.0
			3,993,150	0.7

See Accompanying Notes to Financial Statements

5

			Diversified: 0.1%
450,000		#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	479,813	0.1

			Energy: 0.9%
200,000		L	Alpha Natural Resources, Inc., 6.250%, 06/01/21	172,000	0.0
141,000			Anadarko Petroleum Corp., 6.375%, 09/15/17	161,950	0.0
90,000		#	Antero Resources Finance Corp., 5.375%, 11/01/21	90,956	0.0
197,000			BP Capital Markets PLC, 2.750%, 05/10/23	179,945	0.1
90,000			Calumet Specialty Products Partners L.P./Calumet Finance Corp., 9.375%, 05/01/19	100,350	0.0
166,000			Cenovus Energy, Inc., 3.800%, 09/15/23	161,889	0.0
40,000			Chesapeake Energy Corp., 6.125%, 02/15/21	43,100	0.0
75,000			Chesapeake Energy Corp., 6.625%, 08/15/20	84,187	0.0
90,000			Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	94,725	0.0
151,000			Devon Energy Corp., 5.600%, 07/15/41	157,392	0.0
127,000			Diamond Offshore Drilling, Inc., 3.450%, 11/01/23	122,657	0.0
114,000			Enbridge Energy Partners, 9.875%, 03/01/19	147,586	0.0
111,000			Enbridge, Inc., 4.000%, 10/01/23	109,049	0.0
163,000			Energy Transfer Partners L.P., 4.900%, 02/01/24	165,531	0.0
83,000			Energy Transfer Partners L.P., 6.050%, 06/01/41	85,095	0.0
210,000			Energy Transfer Partners L.P., 9.700%, 03/15/19	272,056	0.1
39,000			Enterprise Products Operating, LLC, 6.450%, 09/01/40	44,910	0.0
98,000			FMC Technologies, Inc., 3.450%, 10/01/22	90,281	0.0
200,000			Gazprom OAO Via Gaz Capital SA, 6.212%, 11/22/16	221,000	0.1
600,000		±,X	Greater Ohio Ethanol, LLC, 6.301%, 12/31/13	—	—
80,000		#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	88,026	0.0
71,000			Marathon Petroleum Corp., 6.500%, 03/01/41	80,936	0.0
60,000			ONEOK Partners L.P., 2.000%, 10/01/17	59,736	0.0
60,000			ONEOK Partners L.P., 3.375%, 10/01/22	56,107	0.0
286,000			Petrobras Global Finance BV, 4.375%, 05/20/23	257,265	0.1
140,000			Plains Exploration & Production Co., 7.625%, 04/01/20	154,515	0.0
136,240		#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	141,690	0.0
400,000		#,L	Reliance Industries Ltd., 5.875%, 12/31/49	342,000	0.1
230,000			SandRidge Energy, Inc., 7.500%, 03/15/21	242,075	0.1
95,000			Statoil ASA, 3.700%, 03/01/24	94,354	0.0
250,000			Tesoro Logistics L.P. / Tesoro Logistics Finance Corp., 6.125%, 10/15/21	258,750	0.1
200,000			Transocean, Inc., 2.500%, 10/15/17	202,217	0.1
90,000			Transocean, Inc., 3.800%, 10/15/22	85,332	0.0
187,000			Weatherford International Ltd., 5.950%, 04/15/42	187,405	0.1
103,000			Williams Partners L.P., 4.500%, 11/15/23	102,336	0.0
				4,857,403	0.9
			Financial: 3.1%
175,000			Abbey National Treasury Services PLC/London, 3.050%, 08/23/18	179,922	0.1
277,000			Aegon NV, 2.956%, 07/29/49	237,383	0.1
181,000			American International Group, Inc., 3.375%, 08/15/20	182,111	0.1
125,000			American International Group, Inc., 8.175%, 05/15/68	151,875	0.0
73,000			American Express Credit Corp., 2.125%, 07/27/18	73,165	0.0
83,000			American Tower Corp., 3.400%, 02/15/19	84,552	0.0
134,000			American Tower Corp., 4.500%, 01/15/18	143,621	0.0
121,000			American Tower Corp., 5.000%, 02/15/24	121,938	0.0
127,000			Arch Capital Group US, Inc., 5.144%, 11/01/43	127,016	0.0
145,000			AvalonBay Communities, Inc., 2.950%, 09/15/22	133,183	0.0
BRL	868,000	#	Banco Votorantim SA, 6.250%, 05/16/16	409,745	0.1
166,000			Bank of America Corp., 2.600%, 01/15/19	166,838	0.0
175,000			Bank of America Corp., 3.300%, 01/11/23	165,654	0.0
176,000			Bank of America Corp., 4.100%, 07/24/23	176,809	0.1
201,000			Bank of America Corp., 8.000%, 12/29/49	223,758	0.1
140,000			Bank of New York Mellon Corp./The, 2.100%, 08/01/18	139,558	0.0
106,000			Bank of New York Mellon Corp./The, 3.950%, 11/18/25	104,992	0.0
97,000		#	Barclays Bank PLC, 6.050%, 12/04/17	108,783	0.0
400,000			Barclays Bank PLC, 7.625%, 11/21/22	427,000	0.1
203,000			BBVA, 4.664%, 10/09/15	213,500	0.1
93,000			Berkshire Hathaway, Inc., 4.500%, 02/11/43	85,994	0.0
243,000			BioMed Realty L.P., 4.250%, 07/15/22	233,378	0.1

See Accompanying Notes to Financial Statements

6

62,000		Boston Properties L.P., 3.700%, 11/15/18	65,440	0.0
200,000	#	BPCE SA, 5.700%, 10/22/23	206,456	0.1
150,000	#	Caixa Economica Federal, 4.500%, 10/03/18	149,400	0.0
116,000		Citigroup, Inc., 3.500%, 05/15/23	108,126	0.0
107,000		Citigroup, Inc., 4.050%, 07/30/22	105,842	0.0
184,000		Citigroup, Inc., 5.500%, 09/13/25	193,871	0.1
37,000		Citigroup, Inc., 5.875%, 01/30/42	41,593	0.0
87,000		Citigroup, Inc., 5.900%, 12/29/49	81,674	0.0
83,000		Citigroup, Inc., 5.950%, 12/29/49	76,908	0.0
142,000		Citigroup, Inc., 1.700%, 07/25/16	143,418	0.0
162,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 4.500%, 01/11/21	171,994	0.0
250,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 5.750%, 12/01/43	265,082	0.1
89,000	#	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	118,036	0.0
430,000	#	Credit Suisse AG, 6.500%, 08/08/23	458,487	0.1
200,000	#	Credit Suisse Group AG, 7.500%, 12/29/49	211,560	0.1
409,000		Deutsche Bank AG, 4.296%, 05/24/28	370,407	0.1
117,000		Discover Financial Services, 5.200%, 04/27/22	121,788	0.0
46,000		Discover Financial Services, 6.450%, 06/12/17	52,146	0.0
91,000		Duke Realty L.P., 3.875%, 02/15/21	89,785	0.0
98,000		ERP Operating L.P., 3.000%, 04/15/23	89,520	0.0
139,000		Equity One, Inc., 3.750%, 11/15/22	130,458	0.0
100,000		Fifth Third Bancorp., 8.250%, 03/01/38	133,569	0.0
73,000		First Horizon National Corp., 5.375%, 12/15/15	78,505	0.0
113,000	#	Five Corners Funding Trust, 4.419%, 11/15/23	111,426	0.0
43,000		Ford Motor Co., 3.000%, 06/12/17	44,710	0.0
250,000		Ford Motor Credit Co. LLC, 8.125%, 01/15/20	312,681	0.1
74,000		General Electric Capital Corp., 3.150%, 09/07/22	71,635	0.0
39,000		General Electric Capital Corp., 3.350%, 10/17/16	41,456	0.0
231,000		General Electric Capital Corp., 4.375%, 09/16/20	250,420	0.1
53,000		General Electric Capital Corp., 5.300%, 02/11/21	59,303	0.0
100,000		General Electric Capital Corp., 6.250%, 12/15/49	103,678	0.0
100,000		General Electric Capital Corp., 7.125%, 12/15/49	111,930	0.0
92,000		Genworth Holdings, Inc., 4.800%, 02/15/24	90,906	0.0
165,000		Genworth Holdings, Inc., 4.900%, 08/15/23	164,974	0.0
102,000		Goldman Sachs Group, Inc., 1.838%, 11/29/23	103,813	0.0
94,000		Goldman Sachs Group, Inc., 2.375%, 01/22/18	94,406	0.0
77,000		Goldman Sachs Group, Inc., 2.900%, 07/19/18	78,406	0.0
110,000		Goldman Sachs Group, Inc., 3.625%, 01/22/23	106,555	0.0
190,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	208,078	0.1
76,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	84,570	0.0
188,000		Hartford Financial Services Group, Inc., 6.625%, 03/30/40	227,234	0.1
73,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/38	85,446	0.0
100,000	#	HBOS PLC, 6.750%, 05/21/18	113,562	0.0
116,000		HCP, Inc., 4.250%, 11/15/23	113,511	0.0
111,000		HSBC Finance Corp., 6.676%, 01/15/21	127,576	0.0
112,000		HSBC USA, Inc., 5.000%, 09/27/20	119,766	0.0
343,000		Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	343,399	0.1
181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	210,412	0.1
400,000		Intesa Sanpaolo SpA, 3.875%, 01/15/19	397,928	0.1
200,000	#	Itau Unibanco Holding SA/Cayman Island, 5.125%, 05/13/23	185,500	0.1
146,000		Itau Unibanco Holding SA/Cayman Island, 5.750%, 01/22/21	146,949	0.0
134,000		JPMorgan Chase & Co., 1.625%, 05/15/18	131,287	0.0
173,000		JPMorgan Chase & Co., 3.375%, 05/01/23	161,293	0.0
184,000		JPMorgan Chase & Co., 6.000%, 12/29/49	176,870	0.1
91,000		Kilroy Realty L.P., 3.800%, 01/15/23	84,891	0.0
130,000		Kimco Realty Corp., 3.125%, 06/01/23	118,264	0.0
58,000		Lincoln National Corp., 4.000%, 09/01/23	57,259	0.0
124,000	#	Macquarie Group Ltd., 3.000%, 12/03/18	123,576	0.0
80,000		MetLife, Inc., 3.048%, 12/15/22	74,632	0.0
141,000		MetLife, Inc., 4.875%, 11/13/43	138,416	0.0
122,000		Morgan Stanley, 2.125%, 04/25/18	121,014	0.0
51,000		Morgan Stanley, 3.750%, 02/25/23	49,643	0.0
168,000		Morgan Stanley, 4.100%, 05/22/23	162,638	0.0

See Accompanying Notes to Financial Statements

7

119,000		Morgan Stanley, 4.750%, 03/22/17	129,919	0.0
67,000		Morgan Stanley, 5.000%, 11/24/25	67,227	0.0
115,000		MPT Operating Partnership L.P./MPT Finance Corp., 6.375%, 02/15/22	119,600	0.0
122,000		Murray Street Investment Trust I, 4.647%, 03/09/17	131,433	0.0
102,000		Northern Trust Corp., 3.950%, 10/30/25	99,440	0.0
250,000		PNC Bank NA, 3.800%, 07/25/23	242,545	0.1
63,000		PNC Financial Services Group, Inc./The, 2.854%, 11/09/22	58,528	0.0
132,000		ProLogis L.P., 4.250%, 08/15/23	130,442	0.0
77,000		Prudential Financial, Inc., 5.200%, 03/15/44	74,883	0.0
134,000		Prudential Financial, Inc., 5.625%, 06/15/43	131,990	0.0
200,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	193,555	0.1
230,000		Regions Financial Corp., 2.000%, 05/15/18	222,836	0.1
108,000		Royal Bank of Canada, 2.200%, 07/27/18	108,502	0.0
81,000		Royal Bank of Scotland Group PLC, 6.000%, 12/19/23	81,678	0.0
51,000		Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	52,227	0.0
122,000		Royal Bank of Scotland Group PLC, 6.100%, 06/10/23	123,027	0.0
88,000		Santander Holdings USA, Inc./PA, 3.450%, 08/27/18	90,310	0.0
107,000	#	Simon Property Group L.P., 1.500%, 02/01/18	104,001	0.0
84,000		SLM Corp., 4.625%, 09/25/17	87,369	0.0
92,000		SLM Corp., 4.875%, 06/17/19	91,732	0.0
80,000		SLM Corp., 5.500%, 01/15/19	83,069	0.0
120,000		SLM Corp., 6.000%, 01/25/17	130,350	0.0
47,000		SLM Corp., 8.000%, 03/25/20	53,404	0.0
200,000	#	Societe Generale SA, 7.875%, 12/29/49	201,450	0.1
200,000	#	Standard Chartered PLC, 3.950%, 01/11/23	185,566	0.1
200,000	#	Standard Chartered PLC, 5.200%, 01/26/24	199,668	0.1
70,000		State Street Corp., 3.700%, 11/20/23	69,475	0.0
84,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	80,346	0.0
55,000		Wells Fargo & Co., 1.250%, 07/20/16	55,439	0.0
68,000		Wells Fargo & Co., 3.450%, 02/13/23	64,312	0.0
123,000		Wells Fargo & Co., 3.676%, 06/15/16	131,032	0.0
276,000		Wells Fargo & Co., 5.375%, 11/02/43	282,692	0.1
105,000		Weyerhaeuser Co., 4.625%, 09/15/23	106,584	0.0
91,000		XLIT Ltd., 5.250%, 12/15/43	91,631	0.0
			16,941,115	3.1
		Industrial: 0.2%
100,000		BE Aerospace, Inc., 5.250%, 04/01/22	102,000	0.0
200,000	#	Bombardier, Inc., 6.125%, 01/15/23	199,500	0.1
150,000		Case New Holland, Inc., 7.875%, 12/01/17	177,750	0.1
94,000		Eaton Corp., 2.750%, 11/02/22	87,719	0.0
87,000		Eaton Corp., 4.150%, 11/02/42	77,304	0.0
61,000		General Dynamics Corp., 2.250%, 11/15/22	54,789	0.0
113,000		General Electric Co., 2.700%, 10/09/22	105,804	0.0
77,000	#	Ingersoll-Rand Global Holding Co. Ltd., 4.250%, 06/15/23	75,233	0.0
87,000		Jabil Circuit, Inc., 7.750%, 07/15/16	99,398	0.0
70,000		Rockwell Collins, Inc., 3.700%, 12/15/23	69,131	0.0
50,000		Rockwell Collins, Inc., 4.800%, 12/15/43	50,209	0.0
45,000	#	Sealed Air Corp., 8.375%, 09/15/21	51,300	0.0
90,000		Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	89,219	0.0
			1,239,356	0.2
		Technology: 0.3%
140,000	#	Activision Blizzard, Inc., 5.625%, 09/15/21	145,250	0.0
146,000		Apple Inc., 1.000%, 05/03/18	141,254	0.0
54,000		Apple, Inc., 2.400%, 05/03/23	48,575	0.0
46,000		Apple, Inc., 3.850%, 05/04/43	38,439	0.0
116,000		Brocade Communications Systems, Inc., 6.875%, 01/15/20	124,990	0.0
426,000		EMC Corp./MA, 1.875%, 06/01/18	421,399	0.1
78,000		EMC Corp./MA, 3.375%, 06/01/23	74,969	0.0
167,000		Fidelity National Information Services, Inc., 3.500%, 04/15/23	152,276	0.1
100,000		Hewlett-Packard Co., 2.600%, 09/15/17	101,653	0.0
104,000		Intel Corp., 4.250%, 12/15/42	91,939	0.0
229,000		Oracle Corp., 3.625%, 07/15/23	227,242	0.1
100,000		Seagate HDD Cayman, 7.000%, 11/01/21	110,875	0.0
21,000		Seagate Technology HDD Holdings, 6.800%, 10/01/16	23,835	0.0

See Accompanying Notes to Financial Statements

8

120,000		Xerox Corp., 2.750%, 03/15/19	119,008	0.0
			1,821,704	0.3
		Utilities: 0.7%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	222,750	0.1
255,000		AES Corp., 8.000%, 10/15/17	300,900	0.1
134,000		Ameren Corp., 8.875%, 05/15/14	137,855	0.0
67,000		American Electric Power Co., Inc., 1.650%, 12/15/17	65,681	0.0
200,000	#	Calpine Corp., 6.000%, 01/15/22	206,000	0.1
50,000		CenterPoint Energy Houston Electric LLC, 3.550%, 08/01/42	41,053	0.0
130,000		Duke Energy Corp., 2.100%, 06/15/18	129,327	0.0
121,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	132,999	0.0
86,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	98,393	0.0
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	214,000	0.1
107,000		Entergy Texas, Inc., 7.125%, 02/01/19	125,863	0.0
79,000		FirstEnergy Corp., 2.750%, 03/15/18	77,664	0.0
190,000		FirstEnergy Corp., 4.250%, 03/15/23	177,168	0.1
75,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	76,518	0.0
98,000		Indiana Michigan Power, 7.000%, 03/15/19	116,620	0.0
47,000	#	Jersey Central Power & Light Co., 4.700%, 04/01/24	46,537	0.0
50,148	#	Juniper Generation, LLC, 6.790%, 12/31/14	48,485	0.0
279,000		Metropolitan Edison, 7.700%, 01/15/19	336,609	0.1
47,000		Nevada Power Co., 7.125%, 03/15/19	57,221	0.0
147,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	137,927	0.1
105,000		Nisource Finance Corp., 5.950%, 06/15/41	109,429	0.0
83,000		Nisource Finance Corp., 6.125%, 03/01/22	92,054	0.0
88,000		Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	88,425	0.0
81,000		Oncor Electric Delivery Co. LLC, 6.800%, 09/01/18	95,245	0.0
143,000		PPL Capital Funding, Inc., 3.400%, 06/01/23	133,107	0.0
128,000		PSEG Power LLC, 2.450%, 11/15/18	126,417	0.0
83,000		Southwestern Electric Power, 5.550%, 01/15/17	91,211	0.0
89,000		TransAlta Corp., 4.500%, 11/15/22	85,523	0.0
			3,570,981	0.7
		Total Corporate Bonds/Notes (Cost $44,197,330)	43,916,305	8.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.2%
54,314		Banc of America Mortgage 2005-J Trust, 2.752%, 11/25/35	50,327	0.0
181,270		Banc of America Alternative Loan Trust 2004-1, 4.750%, 02/25/19	182,981	0.1
160,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	166,342	0.0
110,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	116,220	0.0
200,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.184%, 09/10/47	199,557	0.1
70,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 07/10/43	72,630	0.0
74,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.412%, 03/11/41	73,470	0.0
170,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.783%, 11/10/38	180,400	0.1
111,041		Bear Stearns Alternative-A Trust, 0.805%, 07/25/34	106,163	0.0
146,400		Bear Stearns ARM Trust 2006-2, 2.702%, 07/25/36	122,001	0.0
38,594	#	Bear Stearns Commercial Mortgage Securities Trust 2002 Top6, 7.412%, 10/15/36	39,213	0.0
196,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR4, 5.695%, 06/11/41	197,940	0.1
70,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.406%, 11/11/41	75,145	0.0
130,000	#	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6, 5.500%, 11/11/41	138,796	0.0
100,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	98,771	0.0
120,000		Bear Stearns Commercial Mortgage Securities Trust 2005-TOP20, 5.138%, 10/12/42	122,905	0.0
110,000	#	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22, 5.579%, 04/12/38	117,385	0.0
70,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	69,082	0.0
40,000	#	Citigroup Commercial Mortgage Trust 2004-C1, 5.383%, 04/15/40	40,336	0.0

See Accompanying Notes to Financial Statements

9

984,202	#,^	Citigroup Commercial Mortgage Trust, 2.237%, 09/10/45	112,917	0.0
234,000	#	Citigroup Mortgage Loan Trust 2010-7, 6.335%, 12/25/35	228,573	0.1
171,515		Citigroup Mortgage Loan Trust, Inc., 2.845%, 09/25/37	141,691	0.0
1,024,392	^	Commercial Mortgage Pass Through Certificates, 1.929%, 12/10/45	108,489	0.0
80,000	#	Commercial Mortgage Trust 2004-GG1, 5.706%, 06/10/36	81,609	0.0
2,380,000	#,^	Commercial Mortgage Trust, 0.598%, 10/15/45	110,844	0.0
1,027,487	^	Commercial Mortgage Trust, 1.800%, 01/10/46	98,500	0.0
980,743	^	Commercial Mortgage Trust, 1.942%, 08/15/45	108,247	0.0
1,798,082	^	Commercial Mortgage Trust, 2.006%, 10/15/45	207,467	0.1
1,154,263	^	Commercial Mortgage Trust, 2.231%, 05/15/45	138,070	0.0
150,000		Commercial Mortgage Trust, 5.218%, 07/15/44	154,320	0.0
160,000		Commercial Mortgage Trust, 6.118%, 11/15/44	168,572	0.0
15,356		Commercial Mortgage Pass-Through Certificates Series 2007-C5, 5.589%, 09/15/40	15,322	0.0
165,000		Commercial Mortgage Trust, 5.213%, 04/10/37	158,809	0.0
270,969		Countrywide Alternative Loan Trust, 0.285%, 06/25/36	216,008	0.1
182,499		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	168,310	0.0
170,000		Credit Suisse First Boston Mortgage Securities Corp., 4.877%, 04/15/37	171,158	0.0
25,253	#	Credit Suisse First Boston Mortgage Securities Corp., 5.322%, 08/15/36	25,325	0.0
50,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.570%, 05/15/36	53,516	0.0
300,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.597%, 04/12/49	305,857	0.1
949,844	#,^	DBUBS 2011-LC1 Mortgage Trust, 1.382%, 11/10/46	34,819	0.0
374,743		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.285%, 08/25/36	260,648	0.1
520,623		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.355%, 10/25/36	278,085	0.1
135,104		First Horizon Alternative Mortgage Securities Trust 2006-FA8, 6.000%, 02/25/37	113,318	0.0
158,833		First Horizon Alternative Mortgage Securities, 0.465%, 12/25/36	97,802	0.0
94,404		First Horizon Alternative Mortgage Securities, 6.000%, 02/25/37	79,182	0.0
158,833	^	First Horizon Alternative Mortgage Securities, 6.535%, 12/25/36	34,226	0.0
50,079		First Horizon Alternative Mortgage Securities, 6.000%, 08/25/36	43,875	0.0
140,184	#	Fosse Master PLC, 1.646%, 10/18/54	141,915	0.0
60,000	#	GE Capital Commercial Mortgage Series 2005-C2, 5.292%, 05/10/43	37,596	0.0
50,000	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Trust, 5.000%, 05/10/36	50,073	0.0
46,447	#	GMAC Commercial Mortgage Securities, Inc. Series 2003-C3 Trust, 6.273%, 04/10/40	47,053	0.0
122,641	#	Gracechurch Mortgage Financing PLC, 1.787%, 11/20/56	124,131	0.0
13,299	#	Greenwich Capital Commercial Funding Corp., 5.911%, 01/05/36	13,297	0.0
96,000		GS Mort Sec Corp. II Commercial Mort Ps Thr Cert Ser 2004-GG2, 5.815%, 08/10/38	95,530	0.0
979,303	^	GS Mortgage Securities Corp. II, 2.596%, 05/10/45	126,105	0.0
120,000	#	GS Mortgage Securities Trust 2011-GC3, 5.543%, 03/10/44	122,352	0.0
204,657		Homebanc Mortgage Trust, 1.025%, 08/25/29	190,853	0.1
73,561		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	62,431	0.0
40,000	#	JP Morgan Chase Commercial Mortgage Securities Corp. Commercial Mortgage Pass-Thr, 5.307%, 05/15/41	38,110	0.0
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.360%, 12/15/47	26,924	0.0
3,194,743	^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.681%, 01/15/46	92,298	0.0
230,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 0.947%, 04/15/30	229,104	0.1
100,000	#	JP Morgan Chase Commercial Mortgage Securities Corp., 1.567%, 10/15/30	100,288	0.0
2,205,233	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.945%, 12/15/47	231,404	0.1
90,000	#	JP Morgan Chase Commercial Mortgage Securities Trust 2003-PM1, 6.027%, 08/12/40	91,975	0.0

See Accompanying Notes to Financial Statements

10

190,000	#	JP Morgan Commercial Mort Pass Thr Certs Ser 2004-C1, 5.835%, 01/15/38	192,940	0.1
1,622,011	^	JPMBB Commercial Mortgage Securities Trust 2013-C14, 1.043%, 08/15/46	82,305	0.0
285,478	#	Lanark Master Issuer PLC, 1.638%, 12/22/54	290,070	0.1
70,000		LB-UBS Commercial Mortgage Trust 2000-C4, 8.150%, 07/15/32	72,883	0.0
90,000	#	LB-UBS Commercial Mortgage Trust 2002-C4, 5.914%, 10/15/35	91,528	0.0
1,475,893	#,^	LB-UBS Commercial Mortgage Trust 2004-C1, 1.000%, 01/15/36	37,377	0.0
190,000	#	LB-UBS Commercial Mortgage Trust 2005-C1, 5.247%, 02/15/40	178,683	0.1
120,000		LB-UBS Commercial Mortgage Trust 2005-C2, 5.205%, 04/15/30	124,364	0.0
60,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.954%, 07/15/40	59,935	0.0
140,000		LB-UBS Commercial Mortgage Trust 2005-C3, 4.983%, 07/15/40	139,840	0.0
100,000		LB-UBS Commercial Mortgage Trust 2005-C3, 5.013%, 07/15/40	89,652	0.0
100,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	99,474	0.0
200,000		LB-UBS Commercial Mortgage Trust 2006-C4, 5.878%, 06/15/38	208,278	0.1
8,561,241	#,^	LB-UBS Commercial Mortgage Trust, 0.651%, 11/15/38	156,867	0.0
100,000	#	LB-UBS Commercial Mortgage Trust, 5.237%, 10/15/36	102,105	0.0
90,000		LB-UBS Commercial Mortgage Trust, 5.323%, 11/15/40	95,295	0.0
125,000		LB-UBS Commercial Mortgage Trust, 5.350%, 11/15/40	125,739	0.0
90,000	#	LB-UBS Commercial Mortgage Trust, 5.537%, 10/15/36	76,407	0.0
180,000	#	LB-UBS Commercial Mortgage Trust, 5.979%, 09/15/39	187,341	0.1
180,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	171,322	0.0
36,862		Merrill Lynch Mortgage Investors Trust Series 2005-A8, 5.250%, 08/25/36	36,939	0.0
200,000		Merrill Lynch Mortgage Investors, Inc., 6.750%, 11/15/26	211,796	0.1
137,210		ML-CFC Commercial Mortgage Trust 2007-6, 5.331%, 03/12/51	137,570	0.0
2,071,704	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, 1.747%, 02/15/46	206,650	0.1
1,433,833	^	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, 1.510%, 12/15/48	101,862	0.0
1,640,652	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.887%, 08/15/45	157,089	0.0
1,565,540	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.170%, 11/15/45	170,579	0.0
30,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	29,979	0.0
30,000	#	Morgan Stanley Capital I Trust 2004-HQ3, 5.079%, 01/13/41	29,922	0.0
100,000		Morgan Stanley Capital I Trust 2004-HQ4, 5.150%, 04/14/40	99,972	0.0
200,000		Morgan Stanley Capital I Trust 2004-IQ7, 5.385%, 06/15/38	202,268	0.1
200,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.172%, 08/13/42	202,814	0.1
280,000		Morgan Stanley Capital I Trust 2005-HQ6, 5.271%, 07/13/15	259,975	0.1
80,000	#	Morgan Stanley Capital I Trust 2005-HQ6, 5.379%, 08/13/42	71,207	0.0
200,524		Morgan Stanley Capital I Trust 2007-HQ12, 5.597%, 04/12/49	203,639	0.1
146,480		Morgan Stanley Capital I Trust 2007-HQ13, 5.649%, 12/15/44	150,852	0.0
90,000		Morgan Stanley Capital I Trust 2007-TOP25, 5.574%, 11/12/49	89,700	0.0
150,000	#	Morgan Stanley Capital I Trust 2008-TOP29, 6.281%, 01/11/43	151,700	0.0
100,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	100,240	0.0
300,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	310,547	0.1
130,000	#	Morgan Stanley Capital I Trust 2011-C1, 5.252%, 09/15/47	141,220	0.0
117,000		Morgan Stanley Capital I, 5.073%, 08/13/42	122,562	0.0
310,000		Morgan Stanley Capital I, 5.152%, 08/13/42	318,881	0.1
130,000		Morgan Stanley Capital I, 5.202%, 08/13/42	129,501	0.0
170,000		Morgan Stanley Capital I, 5.336%, 01/14/42	174,965	0.0
160,000		Morgan Stanley Capital I, 5.300%, 06/15/40	162,989	0.0
140,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 5.980%, 09/15/37	147,141	0.0
63,000	#	Morgan Stanley Dean Witter Capital I Trust 2002-IQ3, 6.838%, 09/15/37	60,912	0.0

See Accompanying Notes to Financial Statements

11

406,680	#	Morgan Stanley Re-REMIC Trust 2010-C30, 5.246%, 12/17/43	408,401	0.1
110,000	#	Nationslink Funding Corp. 1999-ltl-1, 6.450%, 01/22/26	117,687	0.0
94,070		RALI Trust, 6.000%, 09/25/35	89,559	0.0
5,145,124	#,^	RBSCF Trust, 0.956%, 04/15/24	42,836	0.0
196,000	#	Silverstone Master Issuer PLC, 1.792%, 01/21/55	199,036	0.1
251,096	#	Springleaf Mortgage Loan Trust 2013-3, 1.870%, 09/25/57	251,699	0.1
129,757		Structured Asset Mortgage Investments, Inc., 0.646%, 04/19/35	121,200	0.0
250,000	#	TIAA CMBS I Trust, 5.770%, 06/19/33	273,055	0.1
979,491	#,^	UBS-Barclays Commercial Mortgage Trust 2012-C3, 2.170%, 08/10/49	120,182	0.0
120,000		Wachovia Bank Commercial Mortgage Trust, 5.413%, 12/15/43	115,940	0.0
91,933		WaMu Mortgage Pass Through Certificates, 1.831%, 10/25/36	73,448	0.0
132,913		WaMu Mortgage Pass Through Certificates, 2.374%, 12/25/36	117,044	0.0
217,924		WaMu Mortgage Pass-Through Certificates, 2.277%, 07/25/37	181,361	0.1
1,426,146	#,^	Wells Fargo Commercial Mortgage Trust 2012-C8, 2.231%, 08/15/45	166,289	0.0
983,664	#,^	Wells Fargo Commercial Mortgage Trust 2012-LC5, 2.136%, 10/15/45	113,728	0.0
511,031		Wells Fargo Mortgage Backed Securities 2005-AR14 Trust, 5.330%, 08/25/35	524,782	0.1
1,115,584	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.591%, 06/15/45	105,034	0.0
134,276		Wells Fargo Mortgage Backed Securities Trust, 5.573%, 04/25/36	130,397	0.0
		Total Collateralized Mortgage Obligations (Cost $17,372,447)	17,624,216	3.2

U.S. TREASURY OBLIGATIONS: 4.4%
		U.S. Treasury Bonds: 0.6%
660,000		3.125%, due 02/15/43	562,856	0.1
2,749,000		3.625%, due 08/15/43	2,585,993	0.5
			3,148,849	0.6
		U.S. Treasury Notes: 3.8%
7,025,000		0.250%, due 12/31/15	7,006,615	1.3
1,738,000		0.625%, due 12/15/16	1,730,871	0.3
240,000		1.125%, due 04/30/20	224,072	0.0
102,000		1.375%, due 09/30/18	100,705	0.0
5,658,000		1.500%, due 12/31/18	5,591,473	1.0
400,000		2.000%, due 07/31/20	392,516	0.1
802,000		2.125%, due 11/30/14	816,301	0.2
3,063,000		2.375%, due 12/31/20	3,047,446	0.6
1,845,000		2.750%, due 11/15/23	1,801,903	0.3
			20,711,902	3.8
		Total U.S. Treasury Obligations (Cost $24,037,839)	23,860,751	4.4

ASSET-BACKED SECURITIES: 2.0%
		Automobile Asset-Backed Securities: 0.2%
190,000	#	AmeriCredit Automobile Receivables Trust, 3.290%, 05/08/20	191,229	0.1
20,000		BMW Vehicle Owner Trust, 0.670%, 11/27/17	20,027	0.0
50,000		BMW Vehicle Owner Trust, 1.120%, 04/27/20	49,843	0.0
70,000		CarMax Auto Owner Trust, 1.280%, 05/15/19	69,579	0.0
70,000		CarMax Auto Owner Trust, 1.950%, 09/16/19	69,520	0.0
30,000		Hyundai Auto Receivables Trust 2013-C, 1.550%, 03/15/19	30,310	0.0
30,000		Hyundai Auto Receivables Trust 2013-C, 2.100%, 03/15/19	30,286	0.0
250,000	#	Motor PLC, 1.286%, 02/25/20	250,297	0.1
50,000		Santander Drive Auto Receivables Trust 2011-4, 4.740%, 09/15/17	52,773	0.0
120,000		Santander Drive Auto Receivables Trust 2012-4, 3.500%, 06/15/18	125,263	0.0
50,000		Santander Drive Auto Receivables Trust 2012-5, 3.300%, 09/17/18	51,514	0.0
100,000	#	Smart Trust, 1.590%, 10/14/16	100,703	0.0
50,000		Toyota Auto Receivables 2013-B Owner Trust, 1.460%, 01/15/19	50,534	0.0
40,000		Volkswagen Auto Loan Enhanced Trust 2012-2, 0.660%, 03/20/19	39,807	0.0
			1,131,685	0.2
		Credit Card Asset-Backed Securities: 0.1%
100,000		Chase Issuance Trust, 1.010%, 10/15/18	99,936	0.0
50,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	57,314	0.0
300,000	#	Gracechurch Card Funding PLC, 0.867%, 02/15/17	301,298	0.1
			458,548	0.1
		Home Equity Asset-Backed Securities: 0.0%
345,937		GSAA Trust, 0.225%, 10/25/36	176,332	0.0
306,835		GSAA Trust, 0.255%, 12/25/36	155,557	0.0
			331,889	0.0
		Other Asset-Backed Securities: 1.7%
250,000	#	Ares VIR CLO Ltd., 2.142%, 03/12/18	248,222	0.1

See Accompanying Notes to Financial Statements

12

286,030		#	Ares VR CLO Ltd., 2.138%, 02/24/18	280,803	0.1
500,000		#	Ares XII CLO Ltd., 2.238%, 11/25/20	495,269	0.1
26,605		#	Atrium CDO Corp., 0.566%, 10/27/16	26,552	0.0
250,000		#	Atrium III, 6.336%, 10/27/16	243,382	0.0
500,000		#	Babson CLO, Inc. 2005-III, 0.639%, 11/10/19	499,683	0.1
828		#	Ballyrock CLO III Ltd., 0.968%, 07/25/17	828	0.0
250,000		#	Black Diamond CLO 2005-1 Delaware Corp., 1.015%, 06/20/17	241,525	0.0
250,000		#	Blackrock Senior Income Series II, 2.088%, 05/25/17	244,282	0.1
250,000		#	Callidus Debt Partners CLO Fund VII Ltd., 3.692%, 01/21/21	249,745	0.1
200,000		#	Castle Garden Funding, 1.989%, 10/27/20	197,276	0.0
100,000		#	Castle Garden Funding, 6.560%, 10/27/20	108,520	0.0
33,573			Chase Funding Trust Series 2003-5, 0.765%, 07/25/33	31,735	0.0
200,000		#	CIFC Funding 2006-I Ltd., 0.642%, 10/20/20	194,593	0.0
200,000		#	CIFC Funding 2006-II Ltd., 1.839%, 03/01/21	192,426	0.0
199,038			Countrywide Asset-Backed Certificates, 5.530%, 04/25/47	183,654	0.0
175,072			Credit-Based Asset Servicing and Securitization, LLC, 4.831%, 08/25/35	177,428	0.0
146,917		#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	148,047	0.0
500,000		#	Dryden VIII Leveraged Loan CDO 2005, 1.988%, 05/22/17	490,248	0.1
195,291		#	Emporia Preferred Funding II Corp., 0.526%, 10/18/18	194,458	0.0
238,999			FBR Securitization Trust, 0.845%, 10/25/35	203,018	0.0
250,000		#	Gulf Stream - Compass CLO 2005-I Ltd., 2.141%, 05/15/17	247,492	0.1
250,000		#	Gulf Stream - Compass CLO 2007-I Ltd., 3.688%, 10/28/19	250,083	0.1
250,000		#	Gulf Stream - Sextant CLO 2006-1 Ltd., 0.939%, 08/21/20	239,729	0.0
280,000		#	Gulf Stream - Sextant CLO 2006-1 Ltd., 1.839%, 08/21/20	272,095	0.1
100,000		#	Invitation Homes 2013-SFR1 Trust, 2.014%, 12/17/30	100,298	0.0
425,000		#	Jefferies Loan Trust 2013-A Class A, 3.698%, 11/02/14	425,000	0.1
143,239		#	Katonah VI Ltd., 2.445%, 09/20/16	142,882	0.0
225,000		#	Madison Park Funding I Ltd., 1.009%, 05/10/19	223,452	0.0
330,000		#	Madison Park Funding I Ltd., 2.139%, 05/10/19	331,462	0.1
100,000			Madison Park Funding I Ltd., 4.989%, 05/10/19	100,084	0.0
300,000		#	Silverado CLO 2006-I Ltd., 1.996%, 04/11/20	287,481	0.1
200,000		#	Stanfield Arnage CLO Ltd., 2.436%, 08/27/21	197,100	0.0
300,000		#	Stanfield Azure CLO Ltd., 0.936%, 05/27/20	293,886	0.1
300,000		#	Stanfield Bristol CLO Ltd, 0.691%, 10/15/19	296,034	0.1
100,000		#	Stanfield Veyron CLO Ltd., 1.844%, 07/15/18	95,497	0.0
50,000		#	Trade MAPS 1 Ltd., 2.420%, 12/10/18	50,344	0.0
600,000		#	WhiteHorse III Ltd./Corp, 0.992%, 05/01/18	594,854	0.1
400,000		#	WhiteHorse III Ltd/Corp, 2.092%, 05/01/18	392,234	0.1
				9,191,701	1.7
			Total Asset-Backed Securities (Cost $11,038,636)	11,113,823	2.0

FOREIGN GOVERNMENT BONDS: 2.7%
263,997			Argentina Government International Bond, 2.500%, 12/31/38	108,899	0.0
59,900			Argentina Government International Bond, 8.280%, 12/31/33	45,524	0.0
258,000			Republic of Belarus, 8.750%, 08/03/15	261,870	0.1
53,000			Belize Government International Bond, 5.000%, 02/20/38	33,920	0.0
111,700		#	Belize Government International Bond, 5.000%, 02/20/38	71,488	0.0
45,000		L	Brazilian Government International Bond, 2.625%, 01/05/23	38,812	0.0
100,000			Federal Republic of Brazil, 5.625%, 01/07/41	97,500	0.0
EUR	670,000		Bundesobligation, 1.000%, 10/12/18	924,316	0.2
EUR	30,000		Bundesschatzanweisungen, 0.180%, 06/12/15	41,161	0.0
EUR	40,000		Bundesschatzanweisungen, 0.220%, 12/11/15	54,790	0.0
CAD	100,000		Canadian Government Bond, 4.000%, 06/01/41	107,093	0.0
600,000			Colombia Government International Bond, 2.625%, 03/15/23	527,400	0.1
128,000			Colombia Government International Bond, 8.125%, 05/21/24	165,120	0.0
100,000		#	Dominican Republic International Bond, 6.600%, 01/28/24	100,500	0.0
DOP	10,300,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	254,032	0.1
DOP	7,300,000		Dominican Republic International Bond, 15.500%, 04/19/19	189,018	0.0

See Accompanying Notes to Financial Statements

13

100,000			Egypt Government International Bond, 5.750%, 04/29/20	95,750	0.0
250,000		#	El Fondo MIVIVIENDA S.A., 3.500%, 01/31/23	224,375	0.1
20,000		#	El Salvador Government International Bond, 5.875%, 01/30/25	19,000	0.0
25,000			El Salvador Government International Bond, 7.650%, 06/15/35	24,475	0.0
EUR	815,000		Bundesrepublik Deutschland, 2.000%, 08/15/23	1,127,011	0.2
91,000			Guatemala Government Bond, 8.125%, 10/06/34	111,248	0.0
200,000		#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	204,500	0.1
110,000		L	Hungary Government International Bond, 5.375%, 02/21/23	109,175	0.0
134,000			Hungary Government International Bond, 7.625%, 03/29/41	147,232	0.0
254,000			Indonesia Government International Bond, 3.750%, 04/25/22	230,823	0.1
405,000			Indonesia Government International Bond, 11.625%, 03/04/19	543,713	0.1
EUR	1,150,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/24	1,642,258	0.3
200,000			Ivory Coast Government International Bond, 5.750%, 12/31/32	180,000	0.0
200,000		#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	199,500	0.0
240,000			Lebanon Government International Bond, 6.100%, 10/04/22	234,000	0.1
228,000		#	Lithuania Government International Bond, 5.125%, 09/14/17	250,230	0.1
MXN	7,500,000		Mexican Bonos, 8.500%, 12/13/18	650,070	0.1
104,000			Mexico Government International Bond, 4.000%, 10/02/23	103,090	0.0
30,000			Mexico Government International Bond, 4.750%, 03/08/44	27,188	0.0
NGN	30,000,000		Nigeria Government Bond, 10.000%, 07/23/30	148,603	0.0
100,000			Pakistan Government International Bond, 6.875%, 06/01/17	98,500	0.0
100,000			Panama Government International Bond, 5.200%, 01/30/20	109,375	0.0
118,000			Panama Government International Bond, 6.700%, 01/26/36	132,455	0.0
143,000			Peruvian Government International Bond, 5.625%, 11/18/50	144,430	0.0
494,600			Petroleos de Venezuela SA, 4.900%, 10/28/14	452,559	0.1
289,200			Petroleos de Venezuela SA, 9.750%, 05/17/35	203,886	0.0
80,000			Petroleos Mexicanos, 3.500%, 07/18/18	82,300	0.0
39,000			Petroleos Mexicanos, 5.500%, 01/21/21	42,120	0.0
280,000			Petroleos Mexicanos, 5.500%, 06/27/44	256,900	0.1
226,667			Petroleum Co. of Trinidad & Tobago Ltd., 6.000%, 05/08/22	241,400	0.1
100,000			Philippine Government International Bond, 7.750%, 01/14/31	132,000	0.0
410,000			Philippine Government International Bond, 4.000%, 01/15/21	426,400	0.1
60,000			Poland Government International Bond, 3.000%, 03/17/23	54,780	0.0
96,000			Poland Government International Bond, 5.000%, 03/23/22	102,840	0.0
PLN	660,000		Poland Government Bond, 4.000%, 10/25/23	212,928	0.1
100,000			Republic of the Philippines, 6.375%, 10/23/34	119,250	0.0
10,000		#	Romanian Government International Bond, 4.375%, 08/22/23	9,700	0.0
84,000			Romanian Government International Bond, 6.750%, 02/07/22	95,655	0.0
200,000			Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	206,500	0.1
72,930			Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	85,124	0.0
200,000			South Africa Government International Bond, 5.875%, 09/16/25	208,600	0.1
200,000			Turkey Government International Bond, 6.000%, 01/14/41	176,350	0.0
324,000			Turkey Government International Bond, 7.375%, 02/05/25	350,568	0.1
TRY	100,000		Turkey Government Bond, 7.100%, 03/08/23	38,222	0.0
GBP	260,000		United Kingdom Gilt, 1.250%, 07/22/18	418,795	0.1
GBP	410,000		United Kingdom Gilt, 3.250%, 01/22/44	626,189	0.1
GBP	10,000		United Kingdom Gilt, 2.250%, 09/07/23	15,481	0.0
GBP	70,000		United Kingdom Gilt, 4.750%, 09/07/15	123,988	0.0
67,000			Uruguay Government International Bond, 4.500%, 08/14/24	67,168	0.0
49,871			Uruguay Government International Bond, 7.625%, 03/21/36	60,718	0.0
28,324		&	Uruguay Government International Bond, 7.875%, 01/15/33	35,122	0.0

See Accompanying Notes to Financial Statements

14

96,045		Uruguay Government International Bond, 8.000%, 11/18/22	119,576	0.0
		Total Foreign Government Bonds (Cost $15,193,961)	14,743,563	2.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.4%
		Federal Home Loan Mortgage Corporation: 1.4%##
642,752		4.000%, due 12/01/41	661,882	0.1
609,759		4.500%, due 08/01/41	647,475	0.1
1,086,294		4.500%, due 09/01/41	1,153,238	0.2
59,214		4.500%, due 01/15/42	61,073	0.0
254,346	^	4.896%, due 03/15/33	269,050	0.1
283,069		5.000%, due 08/15/16	284,577	0.1
188,502		5.000%, due 12/15/17	200,237	0.0
234,449		5.000%, due 02/15/35	252,099	0.0
347,699		5.500%, due 12/15/32	381,411	0.1
97,430		5.500%, due 09/15/34	106,037	0.0
791,948		5.500%, due 02/15/36	861,281	0.2
89,034		5.500%, due 05/15/37	97,035	0.0
354,468		5.500%, due 06/15/37	386,481	0.1
21,543		5.500%, due 07/01/37	23,754	0.0
329,919		5.500%, due 07/15/37	357,873	0.1
409,580		6.000%, due 01/15/29	456,197	0.1
423,101		6.000%, due 07/15/32	471,557	0.1
711,449		6.000%, due 10/15/37	781,583	0.1
12,410		6.500%, due 12/01/31	14,094	0.0
			7,466,934	1.4
		Federal National Mortgage Association: 1.4%##
844,886		0.665%, due 12/25/40	843,194	0.2
206,738		0.685%, due 03/25/37	207,902	0.0
83,168		2.000%, due 11/25/42	81,615	0.0
742,000	W	3.000%, due 09/25/26	757,449	0.1
435,059		3.000%, due 01/25/38	450,779	0.1
485,000	W	3.500%, due 01/25/26	507,337	0.1
1,000	W	3.500%, due 06/25/42	994	0.0
60,284		4.000%, due 07/01/42	62,185	0.0
425,334		4.000%, due 07/01/42	438,886	0.1
69,249		4.000%, due 07/01/42	71,438	0.0
128,489		4.500%, due 11/01/40	136,409	0.0
199,622		4.500%, due 09/01/41	211,994	0.0
351,206		4.500%, due 10/01/41	372,970	0.1
119,655		5.000%, due 06/01/33	130,674	0.0
110,023		5.000%, due 07/25/34	113,335	0.0
168,147		5.000%, due 07/01/35	183,108	0.0
30,622		5.000%, due 02/01/36	33,291	0.0
10,696		5.000%, due 07/01/36	11,636	0.0
325,605		5.000%, due 07/01/37	355,257	0.1
265,337		5.000%, due 07/01/37	289,287	0.1
357,241		5.000%, due 11/01/40	389,819	0.1
110,505		5.000%, due 05/01/41	120,934	0.0
217,986		5.000%, due 06/01/41	238,568	0.1
132,490		5.000%, due 06/01/41	144,855	0.0
394,675		5.500%, due 12/01/36	435,563	0.1
12,885		6.000%, due 06/01/16	13,361	0.0
3,770		6.000%, due 07/01/16	3,903	0.0
31,306		6.000%, due 07/01/16	32,674	0.0
4,760		6.000%, due 08/01/16	4,971	0.0
6,891		6.000%, due 10/01/16	7,158	0.0
17		6.000%, due 10/01/16	17	0.0
6,512		6.000%, due 10/01/16	6,748	0.0
38,128		6.000%, due 03/01/17	39,779	0.0
2,011		6.000%, due 04/01/17	2,026	0.0
5,501		6.000%, due 04/01/17	5,748	0.0
4,275		6.000%, due 04/01/17	4,388	0.0
32,629		6.000%, due 06/01/17	34,533	0.0
8,429		6.000%, due 09/01/17	8,849	0.0
31,768		6.000%, due 10/01/17	33,309	0.0
33,327		6.000%, due 11/01/17	35,143	0.0
220,772		6.000%, due 07/25/29	243,778	0.1
371,188		6.000%, due 04/25/31	413,145	0.1
69,030		6.000%, due 12/01/37	76,635	0.0
122,056		6.000%, due 02/01/38	135,561	0.0
8,546		7.000%, due 06/01/29	9,567	0.0
1,495		7.000%, due 10/01/29	1,703	0.0
10,716		7.000%, due 10/01/31	11,042	0.0
6,108		7.000%, due 01/01/32	6,933	0.0
1,652		7.000%, due 04/01/32	1,864	0.0
2,451		7.000%, due 05/01/32	2,763	0.0
2,775		7.000%, due 07/01/32	2,871	0.0
3,328		7.500%, due 11/01/29	3,782	0.0
18,099		7.500%, due 10/01/30	19,869	0.0
4,511		7.500%, due 10/01/30	4,591	0.0
			7,756,190	1.4
		Government National Mortgage Association: 0.6%
17,793,184	^	0.630%, due 07/20/39	306,591	0.1
37,180		1.625%, due 04/20/28	38,536	0.0
9,630		1.625%, due 12/20/29	9,994	0.0
181,014		4.000%, due 11/20/40	188,599	0.1
160,330		4.500%, due 08/20/41	172,129	0.0
124,000		4.750%, due 05/20/39	129,927	0.0
201,832		5.140%, due 10/20/60	223,364	0.1
168,632		5.288%, due 10/20/60	188,565	0.0
1,438,548		5.500%, due 06/15/43	1,599,094	0.3
38,761		6.500%, due 09/16/38	43,834	0.0
97,662		7.000%, due 05/16/32	111,374	0.0
			3,012,007	0.6
		Total U.S. Government Agency Obligations (Cost $18,084,425)	18,235,131	3.4

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.0%
		Options on Currencies: 0.0%
2,100,000	@	Call USD vs. Put GBP, Strike @ 1.535, Exp. 02/14/14 Counterparty: Deutsche Bank AG	300	0.0

		Total Purchased Options (Cost $37,704)	300	0.0

		Total Long-Term Investments (Cost $472,080,517)	523,340,561	96.2

See Accompanying Notes to Financial Statements

15

Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
			Securities Lending Collateral(cc)(1): 0.3%
1,000,000			Citigroup, Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $1,000,001, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.080%-11.000%, Market Value plus accrued interest $1,020,000, due 12/15/15-08/15/53)	1,000,000	0.2
883,965			Mizuho Securities USA Inc., Repurchase Agreement dated 12/31/13, 0.02%, due 01/02/14 (Repurchase Amount $883,966, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-10.750%, Market Value plus accrued interest $901,644, due 01/02/14-03/01/47)	883,965	0.1
				1,883,965	0.3
			Foreign Government Bonds: 0.1%
NGN	35,000,000		Nigeria Government Bond, 10.800%, 01/23/14	217,290	0.0
NGN	69,200,000	Z	Nigeria Treasury Bill, 9.170%, 03/06/14	425,591	0.1
				642,881	0.1

Shares
			Mutual Funds: 2.3%
12,252,687			BlackRock Liquidity Funds, TempFund, Institutional Class, 0.020%†† (Cost $12,252,687)	12,252,687	2.3

			Total Short-Term Investments (Cost $14,781,370)	14,779,533	2.7

			Total Investments in Securities (Cost $486,861,887)	$538,120,094	98.9
			Assets in Excess of Other Liabilities	5,822,840	1.1
			Net Assets	$543,942,934	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
††	Rate shown is the 7-day yield as of December 31, 2013.
#	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##

The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

@	Non-income producing security

&	Payment-in-kind
ADR	American Depositary Receipt
P	Preferred Stock may be called prior to convertible date.
(cc)	Securities purchased with cash collateral for securities loaned.
W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2013.
±	Defaulted security
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
^

Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

BRL	Brazilian Real
CAD	Canadian Dollar
DOP	Dominican Peso
EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso
NGN	Nigerian Naira
PLN	Polish Zloty
TRY	Turkish New Lira

Cost for federal income tax purposes is $488,846,208.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$55,441,502
Gross Unrealized Depreciation	(6,167,616)
Net Unrealized Appreciation	$49,273,886

See Accompanying Notes to Financial Statements

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Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

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Item 11.  Controls and Procedures.

(a)           Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)           There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as
EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Balanced Portfolio, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 6, 2014

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 6, 2014

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